Exhibit 10.9

RESTATED ALLIANCE AGREEMENT

RESTATED STRATEGIC ALLIANCE AGREEMENT

among

APPLERA CORPORATION,

CELERA DIAGNOSTICS, LLC

and

ABBOTT LABORATORIES

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

RESTATED STRATEGIC ALLIANCE AGREEMENT

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

i

5.6	Localization	30
5.7	Regulatory Compliance And Related Matters	30
5.8	Field Actions	30
5.9	Existing Products	31

ARTICLE VI MANUFACTURING RIGHTS		31
6.1	Manufacturing	31
6.2	Manufacturing Practices.	31
6.3	Manufacturing Records	32
6.4	Warranty	32
6.5	Terms of Supply	33

ARTICLE VII SALES, MARKETING AND SUPPORT		33
7.1	Distributor	33
7.2	Selling Price	33
7.3	Marketing	34
7.4	Diligence	34
7.5	Service and Support	34

ARTICLE VIII INSTRUMENTS		34
8.1	Instrument Commercialization	34
8.2	Instrument Co-Promotion	35
8.3	Instrument Distribution	35
8.4	OEM Instruments	35
8.5	Alliance Funded Instrument	36
8.6	Instrument Funding	36
8.7	Rejected Instrument	36
8.8	OEM Opportunity	36
8.9	Instruments for Performing Tests in Exclusive Areas	37
8.10	Technology and Patent Rights	37

ARTICLE IX SHARING OF COSTS AND REVENUES		38
9.1	Quarterly Cost and Revenue Estimate	38
9.2	Cost and Revenue Statements	38
9.3	Statement of Net Investment	38
9.4	Equalization Payments	38
9.5	Maximum Costs	39
9.6	Modifying Terms	39
9.7	Payment Terms	39
9.8	Record Keeping	39
9.9	Audits	40
9.10	Tax Matters	40

ARTICLE X OWNERSHIP, LICENSE AND TECHNOLOGY TRANSFER		45
10.1	Abbott Independent Rights
10.2	Applera Independent Rights	45
10.3	Abbott Alliance Technology and Alliance Patent Rights	45

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

10.4	Applera Alliance Technology and Alliance Patent Rights	45
10.5	Joint Alliance Technology and Joint Alliance Patent Rights	46
10.6	Employee Assignment and Disclosure	47
10.7	Transfer of Applera Technology	48
10.8	Transfer of Abbott Technology	48
10.9	No Title Transfer	49
10.10	Applera License Grant to Abbott in the Alliance Field	49
10.11	Abbott License Grant to Applera in the Alliance Field	50
10.12	Abbott License Grant to Applera Outside the Alliance Field	50
10.13	Applera License Grant to Abbott Outside the Alliance Field	51
10.14	Royalty Rate Factors and License Terms	51

ARTICLE XI PATENT RIGHTS MAINTENANCE AND ENFORCEMENT		54
11.1	Independent Patent Rights	54
11.2	Alliance Patent Rights	54
11.3	Joint Alliance Patent Rights	55
11.4	Alliance Patent Rights Enforcement Outside Exclusive Areas	55
11.5	Alliance Patent Rights Enforcement in the Exclusive Areas	56
11.6	Joint Alliance Patent Rights Enforcement	56
11.7	Defense of Third Party Infringement Actions	57
11.8	Non-Alliance Product Infringement Issues	57

ARTICLE XII TRADEMARKS		57
12.1	Trademark Usage	57
12.2	Labels	58
12.3	Party Trademark Rights	58
12.4	New Trademark Rights	58
12.5	Trademark Challenges	58
12.6	Post-Termination Rights	59

ARTICLE XIII COPYRIGHTS		59
13.1	Copyright License	59
13.2	Copyright Marking	59
13.3	Copyright Infringement	59

ARTICLE XIV CONFIDENTIALITY		59
14.1	Confidentiality	59
14.2	Terms of Agreement	60
14.3	Permitted Disclosures	60
14.4	Disclosure to Investors and Rating Agencies	61
14.5	Term of Obligations	61

ARTICLE XV REPRESENTATIONS AND WARRANTIES		61
15.1	Representations	61
15.2	Represented by Counsel	62
15.3	Disclaimer Of Warranties	62

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

ARTICLE XVI INDEMNIFICATION		62
16.1	By Abbott	62
16.2	By Applera	63
16.3	Procedure	63
16.4	Insurance	63

ARTICLE XVII TERM AND TERMINATION		64
17.1	Expiration	64
17.2	Termination of an Alliance Product or NPCD	64
17.3	Termination by Mutual Agreement	64
17.4	Termination by Abbott	64
17.5	Termination by Applera	64
17.6	Other Termination	65
17.7	Rights and Obligations	65
17.8	Termination for Force Majeure	69
17.9	Termination for Change of Control	69
17.10	Termination for Insolvency	72
17.11	Product Inserts and Labeling	72
17.12	Return Material	72
17.13	Share Net Investment	72
17.14	Liabilities	73
17.15	Post-Termination Activities	73
17.16	Survival	73

ARTICLE XVIII DISPUTE RESOLUTION		73
18.1	Disputes	73
18.2	JRB Resolution	74
18.3	Executive Officer Resolution	74
18.4	Notice of ADR	74
18.5	Designation of Neutral	74
18.6	ADR Rules	75
18.7	Hearing	75
18.8	Evidence for Hearing	75
18.9	Hearing Procedure	75
18.10	Post-Hearing Briefs	76
18.11	Ruling by Neutral	76
18.12	Allocation of Expenses	76
18.13	Binding Result	76
18.14	Statute of Limitations	77

ARTICLE XIX MISCELLANEOUS		77
19.1	Governing Law	77
19.2	Publicity	77
19.3	No Implied Licenses	77
19.4	Waiver	77
19.5	Assignment	77
19.6	Independent Contractors	78

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

19.7	Further Actions	78
19.8	Notices	78
19.9	Force Majeure	78
19.10	No Consequential Damages	79
19.11	Third Party Rights	79
19.12	Complete Agreement	79
19.13	Counterparts	79
19.14	Headings	79
19.15	Severability	79
19.16	Amendment	80
19.17	Controlling Document	80

Exhibits

EXHIBIT 1.13	Financial Terms
EXHIBIT 1.22	Carveouts
EXHIBIT 1.62 (a)	NPCD — Development
EXHIBIT 1.62 (b)	NPCD — Feasibility
EXHIBIT 1.77	R&D Plan
EXHIBIT 1.95	Work Plan
EXHIBIT 2.2	Exceptions to Exclusivity
EXHIBIT 2.2(a)	Exceptions to Exhibit 2.2
EXHIBIT 2.6	OEM Alliance Products
EXHIBIT 4.1	Approved NPCDs
EXHIBIT 4.7(a)(i)	Initial R&D Plan
EXHIBIT 4.7(a)(ii)	Initial R&D Plan Budget
EXHIBIT 9.2	Cost and Revenue Statement
EXHIBIT 9.3	Net Investment Statement
EXHIBIT 17.7(c)	Post-Termination Royalties
EXHIBIT 19.12	Further Amendments to Amendment Nos. 2 and 2a

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

v

RESTATED STRATEGIC ALLIANCE AGREEMENT

THIS RESTATED STRATEGIC ALLIANCE AGREEMENT (this “Agreement”), effective as of January 9, 2006 (the “Effective Date”), is entered into among APPLERA CORPORATION, a Delaware corporation (“Applera”), having a place of business at 301 Merritt 7, Norwalk, Connecticut 06851, CELERA DIAGNOSTICS, LLC, a Delaware limited liability company (“CDx”), having a place of business at 1401 Harbor Bay Parkway, Alameda, California 94502, and ABBOTT LABORATORIES, an Illinois corporation (“Abbott”), having a place of business at 100 Abbott Park Road, Abbott Park, Illinois 60064-6400.

WHEREAS, Abbott is a global, diversified healthcare company with expertise in the discovery, development, manufacture and marketing of pharmaceuticals, nutritionals, and medical products, including devices and diagnostics;

WHEREAS, Applera, through its business units Applied Biosystems, Celera Genomics, and CDx, has expertise and technology applicable to genetic research and molecular diagnostic product development;

WHEREAS, the Parties (as defined below) entered into a Strategic Alliance Agreement dated June 24, 2002, as amended, to engage in a collaborative program for the discovery, research, development and commercialization worldwide of novel molecular in vitro diagnostic products and services; and

WHEREAS, the Parties desire to modify and clarify such collaborative program in a fully restated agreement on the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the Parties agree as follows:

ARTICLE I

DEFINITIONS

1.1           “Abbott Alliance Patent Rights” means Alliance Patent Rights that claim inventions conceived solely by employees or agents of Abbott or any Abbott Affiliate.

1.2           “Abbott Alliance Technology” means the Alliance Technology Derived solely by employees or agents of Abbott or any Abbott Affiliate.

1.3           “Abbott Independent Patent Rights” means Independent Patent Rights owned or Controlled by Abbott or any Abbott Affiliate.

1.4           “Abbott Independent Technology” means Independent Technology owned or Controlled by Abbott or any Abbott Affiliate.

1.5           “Abbott Existing Product(s)” means the LCx instrument system and uniquely associated accessories and consumables (“System”) and the LCx HIV and HCV assays (collectively “Viral Assays”).

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

1.6           “Affiliate(s)” means, with respect to any person or entity, any other person or entity, which controls, is controlled by or is under common control with such person or entity. For purposes of this definition, a person or entity is in “control” of an entity if it owns or controls more than fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority), or otherwise has the power to control the management and policies of such other entity. An entity only retains the rights and is subject to the obligations of an Affiliate for so long as such entity continues to satisfy the definition in this Section 1.6.

1.7           “Alliance Accounting Policies” means the accounting policies adopted by the JRB (as defined in Section 3.1) to be used in determining the net of sharing of Revenue less Allowable Expenses pursuant to Article IX.

1.8           “Alliance Field” means the manufacture, use or Commercialization of any product or service for the in vitro amplification, detection, quantification, extraction or sequencing of a nucleic acid in or from a human biological sample for the purpose of: (a)  diagnosing, detecting or monitoring any disease, state, condition, trait or characteristic of a human being for medical management; (b) exercising quality assurance and quality control testing of human blood or plasma from which biological therapeutic agents may be derived for resale; (c) [***]; or (d) screening human organs, tissues or cells for transplantation. The Alliance Field does not include the research, development, manufacture, use or Commercialization of any Carveout; the internal research by either Party for therapeutic development, including clinical trials; or research, development, manufacture, use, Commercialization, or testing in Epidemiology or Biosecurity (as each such term is defined below).

1.9           “Alliance Patent Rights” means Patent Rights that claim any Alliance Technology.

1.10         “Alliance Program” means the collaborative research and Development, manufacturing, regulatory and Commercialization activities in the Exclusive Areas undertaken pursuant to a JRB-approved Work Plan conducted by the Parties in accordance with this Agreement or the Prior Alliance Agreement. The Alliance Program does not include such activities by a Party on Non-Alliance Products.

1.11         “Alliance Product(s)” means any product, including, without limitation, any Reagent, kit, consumable or Instrument described in Sections 8.4 and 8.5, or any combination or component thereof, that: (a) is Commercialized under the Alliance Program; or (b) is the subject of a JRB-approved Work Plan; or (c) otherwise becomes an Alliance Product pursuant to this Agreement. An Alliance Product will include software to the extent such software is distributed in connection with the Reagent or kit. Alliance Product does not include:

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

(x) any Carveout; or (y) any Non-Alliance Product. For purposes of this Agreement, the term “Alliance Product” will also include any service that: (d) is Commercialized under the Alliance Program; (e) is the subject of a JRB-approved Work Plan; or (f) is provided by or for a Party (i) through use of an Alliance Product or (ii) in support of a customer’s use of an Alliance Product.

1.12         “Alliance Technology” means Technology and/or Materials that are Derived by or for a Party during performance of the Alliance Program or a program approved by the JRB under the Prior Alliance Agreement and the Derivation of which is jointly funded by the Parties pursuant to this Agreement or pursuant to a program approved by the JRB under the Prior Alliance Agreement.

1.13         “Allowable Expenses” has the meaning defined in Exhibit 1.13 hereof.

1.14         “Analyte Specific Reagents” or “ASR” means nucleic acid sequences, and similar reagents which, through specific binding or chemical reactions with substances in a specimen, are intended for use in a diagnostic application for identification and/or quantification of an individual chemical substance in a biological specimen, as further defined in 21 CFR 864.4020(a), as may be amended or replaced from time to time, or in equivalent foreign regulations.

1.15         “Applera Alliance Patent Rights” means Alliance Patent Rights that claim inventions conceived solely by employees or agents of Applera or any Applera Affiliates.

1.16         “Applera Alliance Technology” means Alliance Technology Derived solely by employees or agents of Applera or any Applera Affiliates.

1.17         “Applera Existing Products” means: (a) ViroSeq HIV Genotyping Kit and associated software; (b) HLA Sequencing based typing Kits (HLA-DRB, Codon 86 for HLA-DRB, HLA-A, HLA-B) and associated software; and (c) Cystic Fibrosis mutation screening system available as Analyte Specific Reagents and General Purpose Reagents.

1.18         “Applera Independent Patent Rights” means Independent Patent Rights owned or Controlled by Applera or any Applera Affiliate.

1.19         “Applera Independent Technology” means Independent Technology owned or Controlled by Applera or any Applera Affiliate.

1.20         “Biosecurity” means the detection of biological or chemical agents, pathogens, microorganisms or other infectious agents in the environment, agriculture, food or water.

1.21         [***].

1.22         “Carveout(s)” means, collectively and individually, the products described in Exhibit 1.22 hereto. For purposes of this Agreement, Carveouts are not in the Alliance Field.

1.23         “Commencement Date” means January 1, 2006 with respect to matters pertaining to budgets to be approved by the JRB.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

1.24         “Commercial Entity” means any Third Party or its Affiliates that is engaged in the commercial sale of products in the In Vitro Diagnostics Field.

1.25         “Commercialize” and cognates thereof mean the sale, transfer or co-promotion of a product or service to a Third Party for commercial purposes. For example, an Alliance Product will be Commercialized when it or its use is provided to any Third Party for cash or other consideration.

1.26         “Competing Product(s)” means any product in the Alliance Field that (a) is, or is intended to be, Commercialized in the current or intended Customer Segment as, and (b) except as provided in Section 2.5(b), has or incorporates the same Clinical Intent as, an Alliance Product. A product in the Alliance Field may be a Competing Product despite differences in the marker used or the technology employed. “Clinical Intent” means providing the same clinical utility, intended use or the same clinical information. “Customer Segment” means distinct customer types on a country-by-country basis, for example, clinical diagnostic labs, blood/specimen screening labs and point of care customers. A product in the Alliance Field having the same Clinical Intent in the same Customer Segment as an Alliance Product will be a Competing Product despite differences in effectiveness, efficiency or price. In no event will a product Commercialized outside the Alliance Field be considered a Competing Product. For purposes of this Agreement, the term “Competing Product” will include any service in the Alliance Field that is, or is intended to be, Commercialized in the same Customer Segment as, and, except as provided in Section 2.5(b), has the same Clinical Intent as, a service that is an Alliance Product. As provided in Section 2.5(e), a product sold to purchasers before JRB-approval of an NPCD-Development for a competing Alliance Product will be a Competing Product only for sales to new customers, which sales occur after JRB approval of the NPCD-Development for the Alliance Product. Competing Products will not include primers and probes labeled “For Research Use Only” or other comparable label that are sold as reagents to an individual customer for testing with the same Clinical Intent as an Alliance Product unless they are used for testing in the Exclusive Areas as defined in Sections 1.39(a) — (d) or in the Exclusive Areas as defined in Sections 1.39(e) — (g) and they incorporate Alliance Technology. In such case the Party supplying the research use primers and probes as reagents to the individual customer may not Facilitate the sale of such primers and probes to additional customers.

1.27         “Conditionally Exclusive Areas” means any product or service in the Alliance Field that is [***]. “Conditionally Exclusive Areas” specifically excludes [***] unless they are Alliance Products.

1.28         “Confidential Information” means non-public proprietary data, information, Materials, Technology or Instruments (and all tangible and intangible embodiments thereof), which is owned or Controlled by a Party, is disclosed by such Party (“Disclosing Party”) to the other Party (“Receiving Party”) pursuant to this Agreement, and is designated as Confidential Information by the Disclosing Party at the time of disclosure or pursuant to this Agreement. Confidential Information will not include data, information, Materials, Technology or Instruments which, and only to the extent, a Receiving Party can establish by written documentation: (a) is part of the public domain prior to disclosure of such information by the Disclosing Party to the Receiving Party or becomes part of the public domain, without the fault of the Receiving Party, subsequent to disclosure of such information by the Disclosing Party to

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

the Receiving Party; (b) has been received by the Receiving Party at any time from a source, other than the Disclosing Party, rightfully having possession of and the right to disclose such information free of confidentiality obligations; (c) has been otherwise known by the Receiving Party free of confidentiality obligations prior to disclosure of such information by the Disclosing Party to the Receiving Party; (d) has been independently developed by employees or others on behalf of the Receiving Party without access to or use of such information disclosed by the Disclosing Party to the Receiving Party. Specific aspects or details of Confidential Information will not be deemed to be within the public knowledge or in the prior possession of the Receiving Party merely because the aspects or details of the Confidential Information are embraced by general disclosures in the public domain. In addition, any combination of Confidential Information will not be considered in the public knowledge or in the prior possession of the Receiving Party merely because individual elements thereof are in the public domain or in the prior possession of the Receiving Party unless the combination and its principles are in the public knowledge or in the prior possession of the Receiving Party. With respect to Confidential Information which is jointly created, owned or Controlled by the Parties under this Agreement, exceptions (a) through (d) of this Section 1.28 will continue to apply; provided, however, that for application of exceptions (b) through (d) of this Section 1.28, a Party must establish that the exception applies by virtue of written documentation from a Third Party rather than the written documentation of the Receiving Party. Further, for avoidance of doubt, Confidential Information will include Confidential Information received by the Disclosing Party from a Third Party. Prior to disclosure of such Third Party Confidential Information to the Receiving Party the Disclosing Party will determine that it has the right to make such disclosure, advise the Receiving Party that the disclosure includes Third Party Confidential Information and provide the Receiving Party with the terms and conditions of any agreement between the Third Party and the Disclosing Party respecting such Third Party Confidential Information.

1.29         “Contract Half Year” means a consecutive and continuous six (6)-month period commencing on January 1, 2006 and on each subsequent July 1 and January 1 thereafter during the term of this Agreement.

1.30         “Contract Year” means a consecutive and continuous twelve (12)-month period commencing on January 1, 2006 and on each subsequent January 1 during the term of this Agreement.

1.31         “Controls” or “Controlled” and cognates thereof mean with respect to Technology, Patent Rights, Materials, and/or Confidential Information, the possession of the ability to grant licenses or sublicenses, to distribute Copyrighted Works or to otherwise disclose, without violating the terms of any agreement or other arrangement with, or the rights of, any Third Party.

1.32         “Copyrighted Works” means original works of authorship, including, without limitation, computer programs (in source code, object code or other form), notes, sketches, drawings and reports.

1.33         “Deliverable Alliance Technology” means that portion of Alliance Technology that is responsive to goals and deliverables specifically identified in NPCDs.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

1.34         “Derived” and cognates thereof mean obtained, developed, acquired, made, invented, discovered, created, synthesized, designed, or resulting from, based upon or otherwise generated (whether directly or indirectly, or in whole or in part).

1.35         “Development” means actions or activities by a Party following proof of feasibility to validate the design of a product or service for eventual Commercialization.

1.36         “Development Costs” has the meaning defined in Exhibit 1.13 hereof.

1.37         “Distributor” means, with respect to an Alliance Product, the Party that Commercializes such Alliance Product in accordance with this Agreement.

1.38         “Epidemiology” means the screening or testing of groups of people or populations for the study of the patterns, causes, or control of disease in groups of people.

1.39         “Exclusive Areas” means the products and services that are used or distributed for use in the Alliance Field in:

(a)	detecting, classifying or quantifying nucleic acid sequences of any of the following [***];

(b)	detecting, classifying or quantifying any human gene or genetic variation that causes or is linked to [***];

(c)	detecting, classifying or quantifying any human gene or genetic variation that causes or is linked to [***];

(d)	detecting, classifying or quantifying the combination of [***] genes and genetic variations therein for predicting [***], or any modifications thereof approved by the JRB;

(e)	detecting, classifying or quantifying human genes and expression products encoded by such genes for predicting [***] as those products are defined in the JRB-approved Work Plans dated July 12, 2005, or any modifications thereof approved by the JRB;

(f)	detecting, classifying or quantifying any human gene or genetic variation for predicting [***] as that product is defined in the JRB-approved Work Plan dated July 12, 2005, or any modifications thereof approved by the JRB; and

(g)	detecting, classifying or quantifying nucleic acid sequences of any other [***]
associated with a human medical condition expressly added to the Exclusive Areas by decision of the JRB pursuant to a JRB-approved Work Plan under this Agreement.

“Exclusive Areas” specifically excludes [***] unless they are Alliance Products. The products and services specified in this definition are subject to the provisions of Section 2.4.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

1.40         “Existing Patent Rights” means Patent Rights that are reasonably necessary for performance under this Agreement and that are owned or Controlled by a Party as of the effective date of the Prior Alliance Agreement.

1.41         “Existing Products” means Abbott Existing Products and Applera Existing Products.

1.42         “Existing Technology” means Technology and Materials that are reasonably necessary for performance under this Agreement and that are owned or Controlled by a Party as of the effective date of the Prior Alliance Agreement.

1.43         “Exploit” means: (a) with respect to a Patent Right, making, having made, using, selling, offering for sale or importing an invention claimed in such Patent Right or granting license rights under such Patent Right; (b) with respect to Technology, using or transferring the Technology or part thereof in conjunction with the making, having made, using, selling, offering for sale and importing of a product or method or granting license rights under such Technology; and (c) with respect to Copyrighted Works, copying, performing or distributing the Copyrighted Work or granting license rights under such Copyrighted Work.

1.44         “FDA” means the Food and Drug Administration of the United States, or a successor thereto and any foreign equivalent.

1.45         “Facilitate” and cognates thereof means to sell, distribute or promote a product or a service, or to partner with a Third Party to sell, distribute or promote a product or service, where such product or service is promoted as a Competing Product or distributed with knowledge of its use as a Competing Product. In the case of Instruments, “facilitating” is distributing or loading Instruments with software, or distributing, promoting or actively assisting in the development of software for the Instrument, that is specific to a Competing Product (i.e., software specific to a diagnostic application).

1.46         “General Purpose Instrument” means a device which, if introduced into the United States, is not or would not be subject to pre-market notification or approval under then-applicable FDA regulations.

1.47         “General Purpose Reagent” or “GPR” means chemical or biological reagents that (a) are not Analyte Specific Reagents and (b) have general laboratory application.

1.48         “In Vitro Diagnostics Field” means the products related to and services associated with in vitro measuring, observing and/or determining attributes, characteristics, diseases, traits or other conditions of a human being for medical management.

1.49         “Incremental Net Sales” means:

(a)	With respect to an Alliance Product Commercialized after rejection of the NPCD as described in Section 4.4 (a) (“New Alliance Product”), Incremental Net Sales means:

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

(i)    where the New Alliance Product, if sold outside the Alliance Program, would have been a Competing Product, all sales of such New Alliance Product less any Cannibalized Sales of Alliance Products which were being sold at the time such New Alliance Product was first sold. “Cannibalized Sales” for purposes of this Section 1.49(a)(i) means sales resulting solely from the switch by an existing customer from an existing Alliance Product to the New Alliance Product where both such Alliance Products have the same Clinical Intent, but does not include any increased sales resulting from price or volume increases attributable to the switch by an existing customer to the New Alliance Product; or

(ii)   where the New Alliance Product, if sold outside the Alliance Program, would not have been a Competing Product, all sales of such New Alliance Product.

(b)	With respect to an OEM Instrument or Alliance Instrument that is Commercialized after rejection as described in Section 8.7 (“New Alliance Instrument”), Incremental Net Sales means:

(i)    where the New Alliance Instrument, if sold outside the Alliance Program, would have been a Competing Product, all sales of such New Alliance Instruments, all service revenue associated with such New Alliance Instruments, and all sales of other Alliance Products which are for use on such New Alliance Instruments, less any Cannibalized Sales of other Alliance Products which were being sold at the time such New Alliance Instruments were first sold. “Cannibalized Sales” for purposes of this Section 1.49(b)(i) means sales resulting solely from the switch by an existing customer from an existing OEM Instrument or Alliance Instrument to the New Alliance Instrument, but does not include any increased sales resulting from price or volume increases attributable to the switch by an existing customer to the New Alliance Instrument; or

(ii)   where the New Alliance Instrument, if sold outside the Alliance Program, would not have been a Competing Product, all sales of such New Alliance Instruments, all service revenue associated with such New Alliance Instruments, and all sales of other Alliance Products which are for use on such New Alliance Instruments.

1.50         “Independent Patent Rights” means Existing Patent Rights and Post-Signature Patent Rights.

1.51         “Independent Technology” means Existing Technology and Post-Signature Technology.

1.52         [***].

1.53         “Initial Activities” means NPCDs and Work Plans for Alliance Products that the Parties have proposed to be the focus of the first three (3) Contract Years, including the budget for each of the first three (3) Contract Years.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

1.54         “Instrument” means any hardware, software, device, platform or any combination or component thereof, including any uniquely associated accessories and consumables, which is related to the automation of in vitro amplification, detection, quantification, or sequencing of a nucleic acid in or from a human biological sample for the purpose of: (i) diagnosing, detecting or monitoring any disease, state, condition, trait or characteristic of a human being for medical management; (ii) exercising quality assurance and quality control testing of human blood or plasma from which biological therapeutic agents may be derived for resale; (iii) [***]; or (iv) screening human organs, tissues or cells for transplantation. The term “Instrument” excludes (a) Reagents and kits containing Reagents, (b) instruments for the preparation of human biological samples containing nucleic acids, (c) instruments which are the subject of supply arrangements existing as of the Effective Date between a Party and a Third Party, including modifications, amendments or extensions to such arrangements, provided such arrangements are not inconsistent with such Party’s obligations under this Agreement, and (d) instruments which are manufactured by Abbott as of the Effective Date and in any subsequent modified form, provided such instruments are not Competing Products.

1.55         “Joint Alliance Patent Rights” means Alliance Patent Rights that claim inventions jointly conceived by employees or agents of both Parties.

1.56         “Joint Alliance Technology” means Technology and Materials that are Derived jointly by or for both Parties during performance of the Alliance Program and the Derivation of which is jointly funded by the Parties pursuant to this Agreement or the Prior Alliance Agreement.

1.57         “Licensing Revenue” means the aggregate cash or other consideration received by a Party in consideration for a license under Alliance Technology or Alliance Patent Rights (including, without limitation, royalties received by such Party based on sales by a Third Party of products or services incorporating Alliance Technology or covered by Alliance Patent Rights.) In the event consideration for license rights under Alliance Technology or Alliance Patent Rights is not monetary, the Parties will agree upon the monetary value of such consideration or a means for sharing the non-monetary consideration.

1.58         “Major Market Country” means the United States, the member countries of the European Patent Convention, Japan and Canada.

1.59         “Materials” means, individually and collectively, Reagents, formulations, nucleic acids including DNA, RNA and PNA, plasmids, microbiological cultures or strains, cell lines, peptides, compounds, compositions, and combinations or components thereof.

1.60         “Net Investment” means, with respect to the Alliance Program, the following net assets of a Party: (a) inventory; (b) receivables (including any receivables from the other Party in accordance with this Agreement); (c) equipment placed as part of a Reagent Rental Program net of depreciation; and (d) cumulative amounts paid to the other Party pursuant to Section 9.3(c); less (e) cumulative amounts received from the other Party pursuant to Section 9.3(c) and payables (including amounts payable by one Party to another in accordance with this

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Agreement) and other liabilities, if any. Net Investment will not include any amounts payable by one Party to another pursuant to Section 9.3.

1.61         “Net Sales” means:

(a)	the gross invoiced price of an Alliance Product or Alliance Products sold by a Party to a Third
Party, less the following, to the extent charged as part of the invoiced price, separately stated on the invoice and paid by or credited to, as the case may be, the Third Party:

(i)    credits, allowances, discounts and rebates to, and charge backs from the account of, Third Parties for spoiled, damaged, out-dated, rejected or returned Alliance Products;

(ii)   actual freight, postage, transportation and insurance costs incurred in delivering Alliance Products;

(iii)  reasonable and customary cash, quantity and trade discounts actually given to Third Parties;

(iv)  sales, use, value-added and other direct taxes to the extent billed to and paid by the Third Party; and

(v)   customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of Alliance Products.

(b)	With respect to Combination Products, the gross invoiced price of such

Combination Products billed to Third Parties by a Party, less: the allowances and adjustments referred to in Sections 1.61(a)(i)-(v), multiplied by the fraction A/A+B, where A is the gross selling price of the Alliance Product sold separately during the royalty period in question, and B is the gross selling price of the other diagnostic product(s) in the Combination Product having significant, independent utilities sold separately during the royalty period in question and that are not covered by Valid Claims of the non-selling Party’s Patent Rights or employing the non-selling Party’s Confidential Information. If there is no established current gross selling price for the Alliance Product A or for the other diagnostic product(s) B, then for the purposes of calculating Net Sales, the Parties agree to discuss in good faith the relative values of Alliance Product A and the other diagnostic product(s) B so as to arrive at a fair gross invoiced price for Combination Products upon which to base the Net Sales thereof. For purposes of this Agreement, “Combination Product” means an Alliance Product that is sold together in combination with one (1) or more diagnostic products having significant independent diagnostic utility and not covered by a Valid Claim of the non-selling Party’s Patent Rights or employing the non-selling Party’s Confidential Information.

(c)	With respect to an Alliance Product for which the gross invoiced price includes an amount to compensate a Party for the amortized cost of instrumentation, services, and/or other equipment supplied without charge to a customer under a RAP or other successor or similar plan (collectively a “RAP Product”), the Net Sales of such RAP Product will

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

first be calculated in accordance with the definition of Net Sales under paragraph (a) of this Section 1.61 and then will be reduced by the amount of the price increase reasonably and demonstrably attributable solely to the amortized cost of the instrumentation, equipment and service which is provided to customers free of charge, in accordance with the United States Generally Accepted Accounting Practices (“GAAP”) of such Party consistently applied.

(d)	Net Sales will not include Alliance Products used in clinical trials, for research or other non-commercial uses, or supplied as commercial samples or as charitable or humanitarian donations, so long as a Party receives no compensation in any form for such use/donation.

(e)	Net Sales for services will be the gross revenue received therefor.

(f)	Net Sales for products other than Alliance Products will be calculated in the same manner set forth in this Section 1.61 to the extent applicable.

1.62         “New Product Concept Document” or “NPCD” means

(a)	in the case of an “NPCD — Development”, a written description of a concept of interest to a Party for Development of a product or service in the Alliance Field that describes the proposed Alliance Product including the following information: (i) test or service type; (ii) intended diagnostic use or expected medical indications or disease state for such use; (iii) target customers; (iv) sampling requirements; (v) testing frequency; (vi) expected product or service pricing; (vii) peak unit sales and revenues; (viii) description of freedom to operate issues or special technologies necessary to develop the product, service or technology; (ix) competitive landscape issues, including market research; (x) each Party’s Independent Technology and Independent Patent Rights expected to be applicable to the proposed product or service and its manufacture or use and associated royalties and milestones owed to Third Parties; (xi) the specific proposed study design, including identification of each goal and deliverable of the proposed study; (xii) the proposed Supplier; (xiii) the proposed Distributor; (xiv) synergies with other Alliance Products or Carveouts; and (xv) estimated pro-forma profit and loss statement. An NPCD — Development will generally be in the form attached hereto as Exhibit 1.62(a); and

(b)	in the case of an “NPCD — Feasibility”, a written description of a concept of interest to a Party for establishing feasibility of a product or service in the Alliance Field that describes the proposed Alliance Product including the following information: (i) test or service type; (ii) intended diagnostic use or expected medical indications or disease state for such use; (iii) testing frequency; (iv) description of freedom to operate issues or special technologies necessary to develop the product, service or technology; and (v) the details of a feasibility study including expected outcomes or feasibility objectives. An NPCD — Feasibility will generally be in the form attached hereto as Exhibit 1.62(b) and will be limited to a maximum of twelve (12) months of feasibility studies, unless extended by mutual agreement of the Parties.

(collectively, NPCD — Development and NPCD — Feasibility will be referred to in this Agreement as “NPCD”).

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

1.63         “Non-Alliance Product” means:

(a)	any [***], the research or Development of which involves a collaboration between a
Party and a Third Party [***]; and

(b)	products and services in the Alliance Field which, except as provided in Section 4.5, are not

Competing Products and which (i) have been rejected as an NPCD, or (ii) are in the Optional Areas and were never submitted to the JRB, and (iii) the research, Development or Commercialization of which is conducted by a Party outside the Alliance Program in accordance with Article IV.

1.64         “Optional Areas” means any product or service in the Alliance Field that is in neither the Exclusive Areas nor the Conditionally Exclusive Areas.

1.65         “Partnership Tax Return” means any return or report of Taxes due, any claims for refund of Taxes, any information return with respect to Taxes, or any other similar report, declaration or document, including any amendments related thereto, and supporting information.

1.66         “Party” means Abbott or Applera and its respective Affiliates, and “Parties” means Abbott and Applera and their respective Affiliates.

1.67         “Passive Investor” means any person or entity that holds securities other than for the purpose of changing or influencing the control or management of the issuer of the securities, and any person or entity that files a Schedule 13 G with the Securities and Exchange Commission (or any successor form thereto) with respect to any securities will be deemed a Passive Investor in those securities.

1.68         “Patent Rights” means rights conferred by: (a) patent applications filed in any country; (b) all patents including supplemental protection certificates that have issued or in the future issue from any of the foregoing, including, without limitation, utility models, design patents and certificates of invention; and (c) all divisionals, continuations, continuations-in-part, reissues, re-examination certificates, renewals, extensions or additions to any such patents and patent applications.

1.69         “Permitted Affiliate” means a Party’s Restructuring Successor and any entity that is Totally Controlled by a Party or its Restructuring Successor.

1.70         [***].

1.71         “Post-Signature Patent Rights” means Patent Rights that are reasonably necessary for performance under this Agreement and that a Party acquires ownership or Control of at any time during the term of this Agreement and the Prior Alliance Agreement as a result of activities by the Party outside the Alliance Program.

1.72         “Post-Signature Technology” means Technology and Materials that are reasonably necessary for performance under this Agreement and that a Party acquires ownership or Control of at any time during the term of this Agreement and the Prior Alliance Agreement as a result of activities by the Party thereof outside the Alliance Program.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

1.73         “Post-Termination Acquired Product” means any product or service in the Alliance Field that is first acquired by a Party from a Third Party after the Termination Date and any product or service under development by a Third Party which product or service is first acquired by a Party after the Termination Date through the purchase of controlling securities of the Third Party or through a purchase of assets from the Third Party.

1.74         “Post-Termination Competing Product” means any product or service in the Alliance Field that is first Commercialized by a Party after the Termination Date and is a Competing Product, excluding all Post-Termination Acquired Products.

1.75         “Prior Alliance Agreement” means the Strategic Alliance Agreement between the Parties dated June 24, 2002, and Amendments Nos. 1, 2, 2a and 3 to the Strategic Alliance Agreement dated December 20, 2002, January 22, 2003, January 28, 2005, and March 31, 2004, respectively.

1.76         “QSR Standard” means the regulations set forth in 21 CFR Chapter 1, Part 820, et seq., as such regulations may be amended or replaced from time to time, and any foreign law, statute or regulation relating to current good manufacturing practices.

1.77         “R&D Plan” means a written description which sets forth the plan for research and Development of products and services within the Exclusive Areas pursuant to JRB-approved NPCDs and Work Plans. In connection with each R&D Plan, the Parties will agree upon a budget (the “R&D Plan Budget”) in accordance with Section 4.7(a).

1.78         “Reagent Rental Program” or “RAP” means a program for the Commercialization of one or more Alliance Products in conjunction with an Instrument whereby the price for the Alliance Products includes the acquisition cost or leasing cost of the Instrument, the cost of servicing the Instrument and/or other items of cost recovery in connection with supply and support of the Instrument.

1.79         “Reagents” means oligonucleotides, including primers and probes, Analyte Specific Reagents, General Purpose Reagents, enzymes, proteins, controls, substrates, co-factors, buffers or any combination thereof.

1.80         “Regulatory Approval” means the technical, medical and scientific licenses, registrations, authorizations and approvals required for marketing or use of a product (including, without limitation, approvals of Pre-Market Approval Applications, Investigational Device Exemptions, Biologic License Applications, Investigational New Drug Applications, 510k notices, pre- and post- approvals, pricing and third party reimbursement approvals, and labeling approvals and any supplements and amendments to any of such approvals) of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the Development, manufacture, distribution, marketing, promotion, offer for sale, use, import, export or sale of Alliance Products in a regulatory jurisdiction.

1.81         “Regulatory Authority” means the FDA and/or any national, supra-national (e.g., the European Commission, the Council of the European Union, or the European Agency for the Evaluation of Medicinal Products), regional, state or local regulatory agency,

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

department, bureau, commission, council or other governmental entity in each country or supra-national territory of the world having jurisdiction over granting a Regulatory Approval for an Alliance Product.

1.82         “Regulatory Filings” means a Pre-Market Approval Application, 510(k) notice, Biologic License Application, Investigational Device Exemption, and/or any other comparable filings as may be required by Regulatory Authorities to obtain Regulatory Approvals for a product in the Alliance Field.

1.83         “Restructuring Successor” means any entity formed by or on behalf of a Party for purposes of reincorporation in a new jurisdiction, formation of a new parent holding company, or otherwise, provided that the ownership of the new entity immediately after any such event is substantially the same as the ownership of the Party immediately prior to such event.

1.84         “Revenue(s)” means, with respect to each Alliance Product, the sum of the following, determined in accordance with Alliance Accounting Policies and GAAP, consistently applied: (a) Licensing Revenue; (b) Services Revenue; (c) Sales Revenue; and (d) any proceeds from the sale of capital assets included in Net Investments.

1.85         “Sales Revenue” means, with respect to the sale or other disposition of any Alliance Product in an arms-length transaction, the gross sales price, including all taxes, duties, freight, insurance and other charges actually billed by or for a Party to Third Parties or the other Party, less the reasonable and customary deductions from such gross amounts to the extent actually paid by or charged to the account of the Party, including, without limitation:

(a)        reasonable and customary credits, allowances, discounts and rebates to, and chargebacks from customers for spoiled, damaged, out-dated and returned Alliance Product;

(b)        reasonable and customary cash, quantity and trade discounts, rebates and other price reductions for such Alliance Product given to such customers; and

(c)        sales, use, value-added and other direct taxes (but not income taxes of any kind) imposed upon the sale of such Alliance Product to such customers.

Sales Revenue will include, without any deductions, any amounts actually invoiced by a Party as reimbursement for costs associated with authorized distribution of Alliance Products prior to Regulatory Approval. Sales Revenue will not include any product furnished to Third Parties for which no payment is receivable, such as, experimental, test market, promotional or other free goods. On the other hand, Sales Revenue will include any product sold, whether or not such product is for commercial, research or other use.

Sale or transfer of an Alliance Product by or for a Party to an Affiliate of that Party for re-sale by such Affiliate will not be considered a sale for the purpose of this provision, but the resale by such Affiliate to a Third Party or to the other Party will be a sale for such purposes. Sale or transfer of an Alliance Product by or for a Party to an Affiliate of that Party for end-use by such Affiliate will be considered a sale for the purposes of this provision. The Sales

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Revenue for any such transfer between a Party and its Affiliate or between Affiliates of the same Party will be handled in accordance with the following procedure:

(x)            if the Supplier of an Alliance Product also uses the same Alliance Product for clinical studies of a therapeutic product run by (i) the Supplier or its Affiliates, or (ii) in the case of Applera only, a pharmaceutical company which Controls the therapeutic product that is the subject of a Collaboration, then the Supplier will transfer the Alliance Product at the Supplier’s cost; and

(y)           if the Supplier of an Alliance Product is different from the Party using the same Alliance Product for clinical studies of a therapeutic product run by (i) such other Party or its Affiliates, or (ii) in the case of Applera only, a pharmaceutical company which Controls the therapeutic product that is the subject of a Collaboration, then the Supplier will transfer the Alliance Product to the other Party at the Target Minimum Sales Price.

1.86         “Services Revenue” means, with respect to training, service and support of consumers using an Alliance Product and with respect to services rendered by a Party using an Alliance Product, all proceeds actually received by a Party for the gross sales price, including all taxes, duties, insurance and other charges actually billed by or for a Party to

Third Parties or the other Party, less the deductions from such gross amounts to the extent actually paid by or charged to the account of the Party, including, without limitation:

(a)        cash, quantity and trade discounts, rebates and other price reductions for such services given to such customers; and

(b)        sales, use, value-added and other direct taxes (but not income taxes of any kind) imposed upon the sale of such services to such customers.

1.87         “Supplier” means, with respect to an Alliance Product, the Party that manufactures such Alliance Product in final form intended for Commercialization in accordance with this Agreement.

1.88         “Target Minimum Sales Price” means a minimum unit price for an Alliance Product in each of the following geographic territories: North America, Japan, Europe (to the extent of the member countries of the European Union and Switzerland), and the rest of the world.

1.89        “Tax(es)” means any and all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, excise, lease, severance, stamp, occupation, premium, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and penalties thereto imposed by any governmental or other taxing authority.

1.90         “Technology” means conceptions, ideas, innovations, discoveries, inventions, processes, machines, biological materials, formulae, equipment, compositions of matter, improvements, enhancements, modifications, technological developments, know-how, show-how, methods, techniques, systems, designs, production systems and plans, software,

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

documentation, data, programs and information (irrespective of whether in human or machine-readable form) and works of authorship, whether or not patentable, copyrightable, or susceptible to any other form of legal protection.

1.91         “Termination Date” means the date of expiration of this Agreement pursuant to Section 17.1 or the date of termination pursuant to any other provision of this Agreement.

1.92         “Third Party” means an individual, corporation or other entity other than the Parties or their Permitted Affiliates.

1.93         “Total Control” and cognates thereof mean direct or indirect ownership of one hundred percent (100%) of the voting equity (other than a nominal number of shares that may be owned by management or directors as directed by applicable law).

1.94         “Valid Claim” means a claim in any issued, active, unexpired patent which has not been withdrawn, cancelled, lapsed or disclaimed, or held unpatentable, invalid or generally unenforceable by a non-appealed or nonappealable final decision by a court or other appropriate body of competent jurisdiction.

1.95         “Work Plan(s)” means a written description which sets forth in reasonably specific detail the description and specification of the product to be developed pursuant to a JRB-approved NPCD; the plans for research, Development, clinical, regulatory, manufacturing and Commercialization activities, including use of any Third Party to perform material portions of such activities; the timeline, work plan budget, and expected distribution of responsibilities for such activities (including identification of the proposed Supplier and Distributor of the contemplated Alliance Product); the expected commercial return from such product or project; the estimated cost of the proposed Alliance Product; the estimated market size; and any information that may impact the ability of either Party to Commercialize the proposed Alliance Product, such as the availability or cost of raw materials or Third Party intellectual property, contract restrictions or royalty obligations. A Work Plan will generally be in the form attached hereto as Exhibit 1.95.

ARTICLE II

EXCLUSIVITY

2.1           Exclusivity Obligations. Except as otherwise provided in this Agreement, during the term of this Agreement, the Parties will work exclusively with each other in all activities pursuant to a JRB-approved NPCD — Feasibility, Development, submissions of Regulatory Filings, manufacturing, and Commercialization activities in the Exclusive Areas and with respect to the Alliance Products. In accordance with the terms of this Agreement, each Party (a) will use its experience and will exert commercially reasonable efforts to maximize sales of and profits from Alliance Products, (b) will share relevant information with respect to the Exclusive Areas; provided, however, that a Party will have no obligation, unless required by law, to share information about a product or service in the Exclusive Areas that such Party does not intend to Commercialize before termination or expiration of this Agreement pursuant to Section

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

17.1 or 17.6, and (c) will not exchange information, discuss any collaboration or work with a Third Party which is a Commercial Entity regarding products or services in the Exclusive Areas or regarding Alliance Products unless, prior to such exchange, discussion or activity, the Party has given notice to the other Party of termination pursuant to Section 17.6. The prohibition of Section 2.1(c) will not apply to [***] unless they are Alliance Products or [***] that solely perform [***].

2.2           Exceptions to Exclusivity. Notwithstanding anything to the contrary in Section 2.1 above:

(a)        Each Party will have the right to continue to perform, outside the Alliance Program, its obligations under bona fide agreements with Third Parties in effect as of the effective date of the Prior Alliance Agreement, such obligations in the Alliance Field being listed in Exhibit 2.2 hereto (except for routine confidentiality agreements, material transfer agreements and other standard agreements executed by a Party in the ordinary course of business, which agreements have no material impact on the Parties’ ability to perform their obligations under this Agreement). Any material amendments or any extensions to such agreements after the Effective Date will be subject to prior written consent of the other Party, which consent will not be unreasonably withheld or delayed; provided, however, that neither Party will be obligated to obtain the prior written consent of the other Party to amend or extend the agreements listed in Exhibit 2.2(a) if such amendment or extension does not include activity in the Exclusive Areas.

(b)        Each Party, without notice to or cooperation of the other Party, and solely at its own cost, may independently conduct research and development directed to products or services in the Exclusive Areas; provided, however, that any such product or service must be the subject of a NPCD-Development proposed to the JRB pursuant to Section 4.2 before any Development, Regulatory Filings, manufacturing or Commercialization activities. A Party may conduct any activities subject to this Section 2.2(b) without notice to the other Party or JRB approval of such activity after notice to the other Party of termination of this Agreement pursuant to Section 17.6.

(c)        Either Party will have the right to continue to develop, manufacture and Commercialize General Purpose Instruments or Instruments labeled for “Research Use Only” and General Purpose Reagents outside of the Alliance Program.

2.3           Outside Exclusive Areas. Except as otherwise provided in this Article II and Article IV of this Agreement, each Party may work alone or with any Third Party outside the Exclusive Areas and each Party may research, develop, manufacture and/or Commercialize any product or service outside the Exclusive Areas; provided, however,

(a)        a Proposing Party (as defined in Section 4.2) conducting research or Development for a product or service in the Conditionally Exclusive Areas must submit an NPCD-Development to the JRB for review pursuant to Section 4.2 before commencing any submission of Regulatory Filing, manufacturing or Commercialization activities, except for [***] in which a Third Party [***] is involved, in which case the Proposing Party must use reasonable efforts to have any [***] that results from such collaboration distributed through the Alliance Program; and

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

(b)        if the product or service is in the Optional Areas, the Proposing Party may, but is not required to, submit an NPCD to the JRB for review pursuant to Section 4.2.

(c)        If the non-Proposing Party accepts the NPCD described in Section 2.3(a) or 2.3(b), the subject product or service becomes an Alliance Product and is added to the Exclusive Areas pursuant to Section 1.39(g).

(d)        If the non-Proposing Party rejects the NPCD described in Section 2.3(a) or 2.3(b), the Proposing Party may develop and/or Commercialize the product or service which is the subject of the rejected NPCD as a Non-Alliance Product on its own or with a Third Party pursuant to Section 4.4(b). The Proposing Party will not have any obligation to share revenues from the Commercialization of such Non-Alliance Product or any right to seek reimbursement from the non-Proposing Party for any expenses associated with such Non-Alliance Product; provided, however, the Proposing Party will pay royalties to the non-Proposing Party if the Non-Alliance Product uses any Alliance Technology or Alliance Patent Rights; and further provided, the Proposing Party and its Affiliates will pay to the non-Proposing Party, in accordance with Section 10.14, a royalty on Net Sales of Non-Alliance Products at a rate not greater than [***] percent ([***]%).

(e)        If a Party wishes to Commercialize an Alliance Product outside the Alliance Field, it must obtain the prior written consent of the other Party, which consent will not be unreasonably withheld or delayed, except such written consent will not be required to the extent such Alliance Product is used in a bona fide clinical study with respect to a therapeutic product.

2.4           [***]. Until June 30, 2007, the Parties will work exclusively with each other to consider whether products and services in the Alliance Field for [***]. Unless otherwise agreed by the JRB pursuant to this Section 2.4, such products and services will be excluded from the Alliance Field as of July 1, 2007. The Parties will work together to complete an assessment of the strategy and costs to enter the [***] in Europe and Japan, with such assessment to be completed by April 1, 2007. The JRB will review the assessment and determine by June 30, 2007 if the Alliance Program will fund the Development of products or services to enter such [***] in the Alliance Field in Europe and Japan. If the JRB approves funding for the Development of such products or services, [***] applications would continue to be part of the Alliance Field. If the JRB does not approve such funding, [***] applications would be excluded from the Alliance Field as of July 1, 2007, and each Party would be free to pursue, outside the Alliance Field, the Development and Commercialization of [***] products and services on its own or with a Third Party.

2.5           QSR Claims; Commercialization of Non-Alliance Products and Reagents for Research Use Only.

(a)        The Parties must Commercialize through the Alliance Program all Alliance Products which have been designed or manufactured under the QSR Standard through the Alliance Program.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

(b)        Each Party may Commercialize directly or through a distributor any product in the Alliance Field that is outside the Exclusive Areas and Conditionally Exclusive Areas, provided that such product is a Non-Alliance Product. In addition, each Party may Commercialize directly or through a distributor any primers or probes outside the Alliance Field, provided that such primers or probes (i) are prominently labeled “For Research Use Only. Not For Use In Diagnostic Procedures” or any comparable label subsequently required by applicable Regulatory Authority, (ii) are not claimed by the Party that they were manufactured under the QSR Standard, except that they may be claimed to have been manufactured under a certified quality system with traceable documentation, and (iii) are not Commercialized by the Party in a manner that Facilitates use as a Competing Product. Further, each Party will use commercially reasonable efforts to cause its distributors to label or promote such primers and probes in accordance with the terms of this Section 2.5(b).

(c)        Notwithstanding Section 2.5(b) to the contrary, if a member of the JRB of one Party learns or is given notice by the other Party that primers or probes distributed by or for the one Party and labeled “For Research Use Only” or any comparable label are being used by a Third Party purchaser “off label” as a Competing Product, the Parties will discuss an appropriate course of action for such alleged violation of Section 2.5(b), which may include (i) discontinuance of sales of the specific primers and probes to such Third Party purchasers or (ii) sharing with the other Party all profits derived from the sales of the primers and probes that were used as Competing Products. “For Research Use Only” primers and probes sold for use for the same Clinical Intent as an Alliance Product will not be a Competing Product except as provided in Section 1.26.

(d)        In the event the Parties cannot agree that a violation of Section 2.5(b) has occurred, or on an appropriate course of action to remedy the violation, or if the supplying Party fails to perform its obligations which are the agreed —upon remedies for the violation, the other Party, by invoking the binding alternative dispute resolution (“ADR”) proceeding in accordance with Article XVIII of this Agreement, may seek a determination as to whether the activities of the supplying Party or its Third Party purchasers are violations of Section 2.5(b) and an appropriate remedy for such violation, which remedy shall make, to the extent possible, the injured Party whole.

(e)        Section 2.5(c) will not apply where the primers or probes being used by Third Party purchasers as Competing Products were first distributed to such Third Party purchasers prior to the NPCD-Development directed to the Alliance Product being approved by the JRB. For the avoidance of doubt, Section 2.5(e) applies only to sales of such primers or probes to those Third Party purchasers who purchased such primers or probes prior to the JRB approval of the applicable NPCD-Development.

2.6           OEM Alliance Products. For current and replacement [***] products (“OEM Alliance Products”) which are not within the [***], which current OEM Alliance Products are set forth in Exhibit 2.6, Abbott will pay to Applera, in accordance with Section 10.14(b), a royalty of (a) [***] percent ([***]%) of Net Sales of all such [***] OEM Alliance Products during the term of this Agreement; and (b) [***] percent ([***]%) of Net Sales of all such [***] OEM Alliance Products sold during calendar year [***] and [***] percent ([***]%) of Net Sales of all such [***] OEM Alliance Products sold from [***] through the remaining

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

term of this Agreement. As consideration for such royalty payments, Applera will not sell or assist others in selling products in the Alliance Field which are Competing Products with the OEM Alliance Products. Abbott will bear all expenses associated with Development, manufacture, and Commercialization of OEM Alliance Products incurred after the Effective Date and Applera will not be charged for any such expenses. For the purposes of this Section 2.6,  “replacement product” is any product that detects the same analyte and essentially functions in the same manner as a current OEM Alliance Product. For the avoidance of doubt, a non-sequencing based [***] product is not a Competing Product with any OEM Alliance Product. Any products which are subject to the royalty payments pursuant to this Section 2.6 will not be Alliance Products for the purposes of this Agreement.

ARTICLE III

JOINT REVIEW BOARD

3.1           Composition. The Joint Review Board (the “JRB”) will comprise three (3) named representatives of Abbott and three (3) named representatives of Applera. Each Party will designate one (1) of its JRB representatives to serve as co-chair of the JRB. Each Party will notify the other Party in writing of its initial representatives to the JRB within ten (10) days after the Effective Date, and each Party may substitute one (1) or more representatives from time to time effective upon written notice to the other Party. The members of the JRB may establish subcommittees to oversee particular projects or activities from time to time, and such subcommittees will be constituted as the JRB agrees.

3.2           Responsibilities. The JRB will be responsible for:

(a)        reviewing NPCDs proposed by either Party for inclusion in the Alliance Program and determining whether such NPCDs and will become Alliance Products;

(b)        developing and implementing the Initial Activities and all subsequent Work Plans and, subject to Section 7.1, allocating responsibility for Alliance Program activities between the Parties, taking into consideration their relevant expertise and available resources;

(c)        monitoring and reviewing the progress of the Alliance Program and the results thereof;

(d)        recommending to the Parties any modifications to the Initial Activities and subsequent Work Plans;

(e)        facilitating an effective exchange of information between the Parties regarding the Alliance Program;

(f)         establishing procedures by which the Parties evaluate on an individual basis potential professional publications which may disclose Confidential Information of the other Party;

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

(g)        evaluating additional technologies, assets, products or other commercial opportunities that may be necessary or useful to the Alliance Program and recommending the acquisition or in-licensing of these opportunities to the Parties;

(h)        approving Alliance Accounting Policies and any subsequent changes thereto, budgets, allowed budget deviations and levels of expenditure by the Parties in the Alliance Program;

(i)         approving termination of Alliance Products and NPCDs pursuant to Section 17.2;

(j)         approving the disposition of an Alliance Product(s) to a Third Party, subject to agreement by the Parties as to allocation of compensation for their respective investment in such Alliance Product pursuant to Section 4.13;

(k)        approving Party proposals regarding Development, acquisition or distribution of Instruments pursuant to Article VIII;

(l)         managing preparation by the Parties of and approving the quarterly statements of Revenues and Allowable Expenses and of Net Investment, as set forth in Sections 9.1 and 9.2, respectively;

(m)       managing preparation by the Parties of and approving quarterly and annual combined statements of Revenues, Allowable Expenses and Net Investment of the Alliance Program;

(n)        overseeing the Commercialization activities of the Alliance Program;

(o)        determining a Target Minimum Sales Price and recommending the average selling price for each Alliance Product in each geographic area specified in Section 1.88;

(p)        managing preparation by the Parties of and annually approving a rolling three-year business plan that addresses each of the JRB responsibilities as set forth in this Section 3.2;

(q)        consistent with and subject to Articles XI, XII and XIII of this Agreement, overseeing intellectual property used, created by or impacting the Alliance Program, including, without limitation: (i) assigning responsibility for the preparation, filing, prosecution and maintenance of Joint Alliance Patent Rights; (ii) reviewing all invention disclosures arising under or relating to the Alliance Program for the purposes of making patent application filing recommendations to the Parties and for determining proper inventorship and ownership of such inventions; (iii) establishing policies for the filing of foreign patent applications arising from the Alliance Program; (iv) creating and approving, as necessary, a budget for management of intellectual property issues; (v) determining which Alliance Products should be marked with which Patent Right numbers; and (vi) addressing any other intellectual property issues referred to the JRB pursuant to the terms of this Agreement; and

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

(r)         reviewing the [***] markets assessment set forth in Section 2.4 and determining by June 30, 2007 whether the Alliance Program will fund the Development of products or services to enter such markets in the Alliance Field in Europe and Japan.

3.3           Meetings. Unless otherwise mutually agreed to by the co-chairs, the JRB will meet at least once following each calendar quarter during the term of this Agreement, on dates at least forty-five (45) days after the end of each calendar quarter and at such times as agreed to by the co-chairs of the JRB, alternating between Des Plaines, Illinois, and Alameda, California, or such other locations as the Parties mutually agree. Upon the mutual agreement of the co-chairs, any such meeting may be conducted by telephone or videoconference. At such meetings, the JRB will discuss the activities conducted under the Alliance Program and the results thereof and any matters referred to it within the scope of its responsibilities as set forth in Section 3.2. Each Party may permit such visitors to meetings of the JRB as the Parties mutually agree. Each Party will be responsible for its own costs in connection with the meetings of the JRB.

3.4           Decisions. The JRB will be deemed to have made a decision only following written agreement of the co-chairs. Any dispute or deadlock within the JRB will be finally resolved in the manner specified in Article XVIII. To the extent reasonably necessary to any decision, the JRB may retain appropriate expert assistance, the costs of which will be shared equally by the Parties.

3.5           Minutes. Within ten (10) business days following each JRB meeting, a representative to the JRB of the Party hosting such meeting (who was present at such meeting) will prepare and provide to each Party a copy of the minutes of such meeting which will summarize the decisions of the JRB. Such minutes will be final and enforceable under this Agreement only after being adopted by the written acceptance by the JRB co-chairs.

3.6           In-License Decisions.

(a)        In the event performance pursuant to the Alliance Program may require rights to intellectual property, Materials and/or Technology from a Third Party, and the JRB decides to pursue such rights, the JRB will decide what rights are reasonably necessary and which Party will negotiate for such rights. The JRB also will decide on allocation between the Parties of the costs associated with obtaining and maintaining such rights. Such rights so obtained will be considered Joint Alliance Technology or Joint Alliance Patent Rights, as appropriate.

(b)        In the event the JRB cannot agree whether the Parties should negotiate for or obtain such rights, then either Party may, upon written notice to the other Party, independently pursue such rights at its sole expense and such rights will be Independent Patent Rights and Independent Technology, as the case may be, of the acquiring Party. If, as a result, the acquiring Party is required to pay monetary consideration to the Third Party for the sale or use of an Alliance Product, the acquiring Party may seek to have such monetary consideration included as Allowable Expenses. If the other Party disputes the necessity of the license for the Alliance Product or the reasonableness of any part of the monetary consideration, the acquiring Party may submit the issues to ADR under Article XVIII of this Agreement. Whatever monetary

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

consideration is determined by the ADR to be reasonable and necessary to permit sale or use of the Alliance Product, up to the total payable by the acquiring Party to the Third Party for sale or use of the Alliance Product, will be Allowable Expenses. The acquiring Party will be solely responsible for any difference between the monetary consideration determined by ADR and the monetary consideration the acquiring Party agreed to pay the Third Party. In the event the other Party does not pay any monetary consideration to the acquiring Party during the Alliance Program for the license under this Section 3.6(b), then the other Party will not have any rights under such license after termination of this Agreement.

(c)        In the event a Party acquires or has the opportunity to acquire from a Third Party tissue or blood samples or other biological material that may be useful in performance of the Alliance Program, and such material is available in excess of material needed by the Party for Non-Alliance Products or products outside of the Alliance Field, the Party may offer such Material to the JRB. Any such offer must include a description of the material, a summary of its potential usefulness to the Alliance Program, the monetary costs associated with acquiring and using the offered material and a description of any contractual restrictions on or obligations associated with using the offered material in the Alliance Program. The JRB will decide to accept or reject the offer within sixty (60) days after the required information is submitted to the JRB. If the JRB accepts the offer, the monetary costs associated with acquiring and using the offered material will be Allowable Expenses. If the JRB rejects the offer, subject to the terms and conditions of this Agreement, the Party making the offer may use the material for its own benefit and at its own cost.

ARTICLE IV

ALLIANCE PROGRAM

4.1           Initial Program Efforts. At its first meeting after the Effective Date, the JRB will terminate all pending NPCDs outside the Exclusive Areas. Thereafter, each Party may bring NPCDs in any area within the Alliance Field to the other Party as set forth below. The NPCDs which were approved by the JRB as indicated in the minutes of the JRB for its meeting of September 1, 2005, as listed on Exhibit 4.1, will continue according to their existing Work Plans.

4.2           New Product Concept Documents: Feasibility and Development. During the term of this Agreement, each Party is entitled to propose NPCDs (the “Proposing Party”) to the JRB that will be subject to the following procedures:

(a)        Feasibility. The Proposing Party, at any time, may submit an NPCD — Feasibility to each member of the JRB. If rejected or not acted on by the non-Proposing Party within sixty (60) days after receipt, the Proposing Party may pursue the proposed product or service pursuant to Section 4.4. If accepted by the non-Proposing Party, the Proposing Party may explore the feasibility of such proposed product or service for a period of up to twelve (12) months, with joint funding from the other Party for such evaluation in the NPCD — Feasibility. The outcome of such feasibility evaluation will result in one of the following activities: (i) the Proposing Party submits an NPCD — Development pursuant to Section 4.2(b) or (ii) the Parties mutually agree not to further pursue the proposed product or service; provided, however, the

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Proposing Party must submit an NPCD — Development if the feasibility evaluation has been completed under an NPCD — Feasibility with joint funding and the Proposing Party intends to develop the subject product or service in the Alliance Field.

(b)        Development. The Proposing Party, either after completion of the feasibility study described in an NPCD — Feasibility or without first submitting an NPCD — Feasibility, may submit an NPCD — Development to the JRB. The Proposing Party will submit to each member of the JRB an NPCD — Development and Work Plan for a proposed product or service. Within sixty (60) days after receipt of the NPCD — Development and Work Plan, the non-Proposing Party will make its final decision whether to designate the proposed product or service as an Alliance Product, and shall so notify the JRB in writing, whereupon the JRB immediately will determine that such proposed product or service has become an Alliance Product.

(c)        After the JRB has determined that a proposed product or service has become an Alliance Product and added such Alliance Product to the R&D Plan, such Alliance Product will be added to the Exclusive Areas unless or until the project is terminated by the JRB pursuant to Section 17.2.

(d)        The date on which the non-Proposing Party approves an NPCD in accordance with Section 4.2(a) or 4.2(b) will set the start date for calculating expenses incurred by the Proposing Party, for the purpose of calculating the [***] share of Development Costs, including costs of a feasibility evaluation pursuant to the accepted NPCD-Feasibility where applicable, to be reimbursed to the Proposing Party. Any expenses incurred by the Proposing Party prior to approval by the non-Proposing Party of an NPCD in accordance with Section 4.2(a) or 4.2(b) will not be shared by the Parties, and will be borne solely by the Proposing Party.

(e)        The non-Proposing Party may reject an NPCD for any reason. Once a non-Proposing Party declines to include a proposed product or service as part of the Alliance Program, that Party cannot later include such proposed product or service in the Alliance Program. The non-Proposing Party which rejected the NPCD may not develop or Commercialize in the Exclusive Areas or Conditionally Exclusive Areas the product or service which was the subject of the rejected NPCD unless such rejecting Party submits its own NPCD to the JRB and such NPCD is accepted by the other Party. However, if the rejected NPCD is directed to a product or service in the Optional Areas, both the non-Proposing Party and the Proposing Party may independently develop and Commercialize such product or service as Non-Alliance Products in the Optional Areas.

(f)         If, after rejection of any NPCD — Development, the Proposing Party fails to diligently pursue Development of the Non-Alliance Product specified in the rejected NPCD — Development within one (1) year after its rejection, then such NPCD — Development will no longer be considered a rejected NPCD, and, except for products or services in the Optional Areas, either Party must resubmit the NPCD to the JRB for reconsideration before any rights pursuant to Section 4.4 may be available to the Parties.

4.3           Acquisition of Products or Companies in the Alliance Field. If, during the term of this Agreement, a Party acquires or plans to acquire from a Third Party, directly or as

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

part of an acquisition of a Third Party, a product or service (“Acquired Product”) that is in the Exclusive Areas or is a Competing Product, the Party must either divest itself of such Acquired Product or reach agreement with the other Party on terms by which the Acquired Product would become an Alliance Product. If the Acquired Product is in the Conditionally Exclusive Areas, the acquiring Party must offer to make the Acquired Product an Alliance Product under terms and conditions to be negotiated with the other Party. In all events, whether the Acquired Product is in the Exclusive Areas or Conditionally Exclusive Areas or is a Competing Product, the acquiring Party will propose reasonable terms and conditions to the non-acquiring Party that do not place the non-acquiring Party in a less advantageous position as a result of the proposed acquisition of the Acquired Product. If the Parties do not agree on such terms and conditions, the matter will be resolved by binding ADR in accordance with Article XVIII. If the Acquired Product is in the Optional Areas, then the acquiring Party may, but is not obligated to, negotiate with the other Party to make the Acquired Product an Alliance Product. If the Acquired Product is a General Purpose Instrument or an Instrument labeled “For Research Only”, this Section 4.3 will not apply. If the Acquired Product is an Instrument registered with an applicable Regulatory Authority, the provisions of Section 8.8(b) will apply with respect to Instruments registered for use in the Exclusive Areas and the Conditionally Exclusive Areas.

4.4           Rejected NPCD.

(a)        In the event the non-Proposing Party rejects an NPCD in the Exclusive Areas, or the JRB fails to make a decision regarding an NPCD in the Exclusive Areas within the applicable time frame set forth in Section 4.2, then the Proposing Party either may (i) proceed at its own cost with the research and Development of the product or service specified in such rejected NPCD, so long as it is not a Competing Product, or (ii) abandon the product or service proposed in such NPCD. If the Proposing Party proceeds with the research and/or Development of such product or service and it is Commercialized, such product or service will become an Alliance Product as of the date of first Commercialization. The rejecting Party will pay to the Proposing Party, pursuant to Section 10.14(b)(vii) and (viii), [***] percent ([***]%) of Incremental Net Sales of such Alliance Product until the Proposing Party has recovered [***] percent ([***]%) of the Proposing Party’s Development Costs for such Alliance Product, including any feasibility costs where an NPCD-Feasibility was rejected by the other Party. The date on which the NPCD is rejected by the other Party will set the start date for calculating the [***] percent ([***]%) share of the Development Costs to be reimbursed to the Proposing Party pursuant to this Section 4.4(a).

(b)        In the event the non-Proposing Party rejects an NPCD in the Conditionally Exclusive Areas or the Optional Areas, or the JRB fails to make a decision regarding an NPCD in the Conditionally Exclusive Areas or the Optional Areas within the applicable time frame set forth in Section 4.2, then, subject to Section 4.5, the Proposing Party may proceed with the research, Development, submission of Regulatory Filing, manufacturing and/or Commercialization activities with respect to any product or service specified in such NPCD as a Non-Alliance Product.

(c)        For the avoidance of doubt, a Party may conduct research, Development, submission of Regulatory Filing, manufacturing and/or Commercialization activities with respect to products and services in the Optional Areas, except where such product

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

or service is a Competing Product, without first submitting to the JRB or obtaining a rejection of an NPCD.

(d)        In the event that the other Party rejects an NPCD-Feasibility in the Optional Areas or the Conditionally Exclusive Areas and subsequently accepts an NPCD — Development for the same product or service, the non-Proposing Party will pay to the Proposing Party [***] percent ([***]%) of Incremental Net Sales of such product or service in the same manner as set forth in Section 4.4(a) until the Proposing Party has recovered [***] percent ([***]%) of its costs of the applicable feasibility studies.

4.5           Non-Alliance Product.

(a)        The rejecting Party will not take any action intended to prevent or frustrate the Proposing Party’s ability to Commercialize a Non-Alliance Product. If a Non-Alliance Product requires use of Alliance Products for which the other Party is the Supplier, the other Party will continue to manufacture such Alliance Products for the Proposing Party under terms and conditions similar to those applicable to the sale of such Alliance Products to other customers, including providing service and support as required by Section 7.5. The other Party will not make a modification of its then-current Instruments or then-current Reagents which has or is likely to have the effect of rendering incompatible the Non-Alliance Product.

(b)        If, pursuant to Section 4.2, a Party rejects an NPCD and the Proposing Party wishes to Commercialize in the Conditionally Exclusive Areas such Non-Alliance Product for a different or additional Clinical Intent than was specifically identified in the rejected NPCD, then the Proposing Party must submit a new NPCD, but only to the extent of the different or additional Clinical Intent. This new NPCD will be subject to all of the terms and conditions regarding the review process and disposition of an NPCD.

4.6           Work Plans. In conjunction with its approval of an NPCD, the JRB will accept, modify or require the Proposing Party to modify the proposed Work Plan submitted by the Proposing Party. Once accepted by the JRB, a Work Plan may not be modified except as set forth in writing and duly authorized by the JRB.

4.7           R&D Plan.

(a)        Within thirty (30) days after the Effective Date, the Parties will have agreed on a detailed R&D Plan, including the Initial Activities to be pursued pursuant to the Alliance Program (the “Initial R&D Plan”), as set forth in Exhibit 4.7(a)(i) attached hereto. In addition, the Parties will have agreed on an initial budget for each of the first three (3) Contract Years directed to Development Costs associated with the Initial R&D Plan (the “Initial R&D Plan Budget”), as set forth on Exhibit 4.7(a)(ii). The Initial R&D Plan Budget will be binding on the Parties for the first Contract Year and will [***] by the Parties, until the JRB approves NPCDs and reallocates such Development Costs. The Initial R&D Plan Budget for the second Contract Year will be [***] percent ([***]%) of the Initial R&D Plan Budget for the first Contract Year, and for the third Contract Year will be [***] percent ([***]%) of the Initial R&D Plan Budget for the first Contract Year; these percentages will be binding on the Parties unless otherwise modified by the JRB.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

(b)        The Initial R&D Plan Budget will include maximum allowed spending in the Exclusive Areas by each Party during each Contract Half Year and Contract Year and will be allocated on an Alliance Product-by-Alliance Product basis..

(c)        Each Party is responsible for any Development Costs incurred that exceeds its maximum allowed levels during a Contract Half Year and Contract Year as set forth in the Initial R&D Plan Budget and any subsequent R&D Plan Budget. If a Party spends less than projected during a Contract Year, such reduced spending will accrue to the benefit of both Parties during such Contract Year; provided, however, if a Party spends less than projected in any Contract Half Year during a Contract Year, its unspent funds will be carried over to subsequent Contract Half Year within such Contract Year and will be added to that Party’s subsequent Contract Half Year’s allowance within such Contract Year. The Parties will exchange reports of actual Development Cost spending under the R&D Plan in each Contract Half Year within forty-five (45) days after the end of such Contract Half Year, and the Parties shall agree on a binding R&D Plan Budget for the subsequent Contract Half Year. Each Party will use its best efforts to support the R&D Plan in the Exclusive Areas.

(d)        The JRB will update the Initial R&D Plan by the first day of the second Contract Year, for the following three Contract Years, including the Initial R&D Plan Budgets by Contract Year and Contract Half Year. Thereafter, the JRB shall update the R&D Plan and the R&D Plan Budget directed to Development Costs at least annually by each subsequent January 1 during the term of this Agreement,  for the subsequent three (3)-Contract Years. The first Contract Year of each R&D Plan will include fixed Development Cost limits allocated to each Party and detailed responsibilities for each Party, and the second and third Contract Years of each R&D Plan will contain general responsibilities and maximum R&D Plan Budgets for such Contract Years.

(e)        Each Party may request reimbursement from the Alliance Program of any Development Costs incurred in excess of the amount allocated to that Party for a Contract Year by written request to the JRB. Any such request must be supported by appropriate evidence of such expenditures and the reasons therefor. The other Party, through the JRB, in its sole discretion may reject any such request.

4.8           Technical Assistance. Promptly following the designation of an Alliance Product, each Party will provide to the other Party, pursuant to the applicable Work Plan, and in accordance with the responsibilities of each Party, such Technology, including Confidential Information, as reasonably necessary to conduct the Work Plan. The cost of Materials provided by one Party to another pursuant to this Section 4.8 will be Allowable Expenses.

4.9           Conduct of the Alliance Program. During the term of this Agreement, each Party will conduct its obligations under the Alliance Program in accordance with the applicable Work Plan(s), and will use commercially reasonable efforts to accomplish the objectives thereof. Each Party will provide the personnel, Materials, equipment and other resources reasonably necessary to conduct its obligations under the Work Plan(s) for the Alliance Program. Subject to Section 2.3, each Party may employ Third Parties as contractors, agents or sublicensees to perform its responsibilities under a Work Plan; provided, however, if the Party proposes to disclose the other Party’s Confidential Information to such Third Party, the Party must first

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

obtain the other Party’s approval in accordance with Articles X and XIV. Each Party will perform its obligations under the Alliance Program (whether itself, or with or through a contractor, agent or sublicensee) in accordance with high scientific and professional standards, and in compliance in all material respects with the requirements of applicable laws, regulations, current good laboratory practices and the QSR Standard.

4.10         Records. Each Party will maintain records, in sufficient detail and in a good scientific, professional and business-like manner, appropriate for patent, manufacturing, quality and Regulatory Approval purposes, which records must be complete and accurate and must fully and properly reflect its work done, results achieved and costs and expenses incurred in the performance of each Work Plan. Non-financial records related to the performance of a Party’s obligations, and financial records related to Revenues received and Allowable Expenses incurred within the Alliance Program through the most recently completed calendar quarter, will be made available to the other Party within forty-five (45) days of any reasonable written request by such other Party. Each Party will maintain such records and the information of the other Party contained therein in confidence in accordance with Article XIV.

4.11         Reports. Each Party will keep the other Party informed of the progress of its activities under each Work Plan. Within forty-five (45) days following the last day of each Contract Half Year during the term of this Agreement, and within thirty (30) days following termination of each Work Plan, each Party will prepare, and provide to each member of the JRB, a reasonably detailed written summary report which will describe its work done and results achieved in the performance of each Work Plan.

4.12         Commercialization of Alliance Products. Commercialization of an Alliance Product may not occur until the JRB agrees in writing that the Alliance Product is ready for Commercialization. The Supplier designated in the applicable Work Plan pursuant to Section 4.6 will provide written specifications and copies of the product labeling to each Party’s designee at a reasonable time prior to the decision on Commercialization and will propose to the JRB the Target Minimum Sales Price and an average selling price for the Alliance Product.

4.13         Disposition of Alliance Product. A Party may propose to the JRB the disposition of an Alliance Product or a line of Alliance Products to a Third Party. Any such proposal must include terms by which the other Party receives compensation for its investment in the Alliance Product(s) and for any Alliance Technology (to the extent it is Confidential Information) or Alliance Patent Rights solely-owned by the other Party that are required for Commercialization of the Alliance Product(s). The other Party, pursuant to its participation in the JRB, may approve the proposal or seek different terms. The other Party may also offer to acquire the Alliance Product(s) on terms that reflect the Third Party’s offer and the other Party’s investment in the Alliance Product(s). If the other Party acquires the Alliance Product or line of Alliance Products, it will thereafter be a Non-Alliance Product. If the Parties cannot agree on the disposition of the Alliance Product or line of Alliance Products, the JRB must reject the proposal. The JRB may elect to terminate the Alliance Product or line of Alliance Products pursuant to Section 17.2.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

ARTICLE V

REGULATORY APPROVALS

5.1           Regulatory Approvals. The Supplier of an Alliance Product will be responsible for the preparation, filing, presentation and maintenance of all Regulatory Filings and for obtaining Regulatory Approval for such Alliance Product, unless otherwise agreed to by the JRB. Notwithstanding the foregoing, the Parties will consult with each other to develop a regulatory strategy for each Alliance Product and the Supplier will in good faith consider recommendations of the other Party regarding regulatory strategy for such Alliance Product.

5.2           Regulatory Communications. To the extent practical in view of deadlines, the Supplier will provide the other Party (if requested in writing by the other Party) with an opportunity, in advance of submission to a Regulatory Authority, to review and comment on all Regulatory Filings (including written responses to any Regulatory Authority questions) regarding each Alliance Product. The Supplier will provide to the other Party copies of all material written communications from the Supplier to applicable Regulatory Authorities (in advance of filing if possible), copies of all material written communications received by the Supplier from such Regulatory Authorities promptly after receipt, and any adverse finding or communication, oral or written, by such Regulatory Authority regarding each Alliance Product.

5.3           Product Inserts and Labeling. Unless otherwise agreed to by the JRB, the Supplier of an Alliance Product will be responsible for the text and regulatory compliance of all package labels, product inserts, operator manuals and end-user training materials used in connection with the Commercialization of such Alliance Product. All labels and labeling will prominently identify the Supplier as the manufacturer of such Alliance Product and the Distributor for each Alliance Product. If the Supplier and Distributor are the same Party, the JRB will determine how the other Party will be identified on all labels and labeling. To the extent a Party is subject to contractual obligations or restrictions as of the Effective Date that may have an impact on the obligations set forth in this Section 5.3, that Party will generally describe such obligations and restrictions to the JRB prior to a JRB decision on Commercialization of an affected Alliance Product.

5.4           Inspection and Audit of Supplier. The Supplier of an Alliance Product will allow representatives of the other Party to inspect and audit each facility at which the Supplier manufactures such Alliance Product, but only to the extent related to Alliance Products, upon reasonable notice during normal business hours, not more than once in any twelve (12) month period. The Supplier will use its commercially reasonable efforts to notify the other Party within three (3) business days after any Regulatory Authority notifies it of any impending inspection or audit of any such facility. The Supplier will notify the other Party in writing of the results of such inspection or audit promptly after such inspection or audit has occurred. The Supplier will provide the other Party with copies of any documentation of action resulting therefrom, and all correspondence relating thereto.

5.5           Inspection and Audit of Distributor. In the event a Regulatory Authority notifies the Distributor of an impending audit and such audit involves any Alliance Product being distributed by the Distributor, regardless of which Party is the Supplier for such Alliance Product,

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

the Distributor will notify the other Party promptly after receipt of such notice. The Distributor will notify the other Party in writing of the results of such inspection or audit promptly after such inspection or audit has occurred. The Distributor will provide the other Party with copies of any documentation of action resulting therefrom, and all correspondence relating thereto.

5.6           Localization. The Supplier of an Alliance Product will provide translations in all languages as agreed to by the JRB and implement such translations by modifying the documentation and labeling of such Alliance Products and translating all screens and displays into such languages so that they comply with the local regulatory requirements for sale and clinical use in such countries. The Supplier of an Alliance Product also will translate all such Alliance Product’s required technical product literature, including, without limitation, operator manuals, service manuals, training manuals and labeling into such languages as approved by the JRB. Additional languages will be subject to mutual agreement of the Parties.

5.7           Regulatory Compliance And Related Matters. Within ninety (90) days after the Effective Date, quality/regulatory representatives from both Parties will meet to define and document processes for exchange of customer complaints, trends or other information concerning Alliance Products necessary to be shared between the Parties to ensure compliance with the Quality System Regulation provisions of the applicable Regulatory Authorities or other international agencies for conformity to QSR Standard, ISO and other applicable regulatory requirements. The document prepared pursuant to this Section 5.7 and subject to Section 5.8, also will define how notices, corrective actions or recall of Alliance Products will be handled. The recommendations of the quality/regulatory representatives will become effective when approved by the JRB. These processes may be modified from time to time in writing by the JRB.

5.8           Field Actions.

(a)        Any Field Action with respect to an Alliance Product identified in Section 4.1 as having been an Existing Product will be the sole responsibility and at the sole cost of the Party that provided the Existing Product to the Alliance Program for the entire duration in which such product is an Alliance Product; provided, however, in the event the Parties determine that such Field Action is as a result of the gross negligence of the other Party, then in such case, the other Party will be solely responsible for any Field Action resulting from such gross negligence and at such Party’s sole cost. For purposes of this Agreement, “Field Action” means any product quality related communication to a customer or recall of the Alliance Product. In each instance, the Party responsible for the Field Action will consult with the other Party in as much in advance of the Field Action as is commercially reasonable.

(b)        Any Field Action with respect to an Alliance Product that was not converted from an Existing Product will be determined by the JRB and all associated costs will be considered Allowable Expenses; provided, however, in the event the Parties determine that a Field Action is as a result of the gross negligence of one Party, then in such case, such Party will be solely responsible for any Field Actions resulting from such gross negligence and at such Party’s sole cost, which cost will not be considered Allowable Expense.

(c)        With respect to Field Actions described in Section 5.8(b), in the event the JRB fails within a timely manner (depending on the regulatory requirements and

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

breadth and scope of the issue, as early as twenty-four (24) hours) to approve an appropriate action plan to address a Field Action, either Party may initiate a Field Action unilaterally, with the understanding that the initiating Party will be responsible to pay all costs associated with such Field Action, subject to possible modifications pursuant to this Section 5.8. If the initiating Party determines that the costs for such Field Action should be either an Allowable Expense or an expense of the other Party as a result of such Party’s gross negligence, then the initiating Party may request the JRB to appoint a neutral medical expert in the relevant area associated with the alleged cause of such Field Action. The appointed neutral medical expert will assess whether a Field Action was necessary and will determine as follows:

(i)    If the Field Action was necessary, then the costs paid by the initiating Party should be considered Allowable Expenses; or

(ii)   If the Field Action was not necessary, then the initiating Party must bear its own costs and such costs will not be considered Allowable Expenses.

The determination of necessity by the neutral medical expert is a binding and non-appealable decision.

(d)        In the event either Party believes that the cause of the Field Action was as a result of the gross negligence of the other Party, then a Party may take only the issue of allocation of costs to ADR for a neutral to decide pursuant to Article XVIII.

5.9           Existing Products. The Parties recognize that some of the provisions of this Article V may not apply to some Alliance Products that are identified in Section 4.1 as having been Existing Products. The Parties acknowledge and agree that any regulatory issues and liability resulting from such regulatory issues associated with such Alliance Products, which issues and liabilities arise from activities prior to such Existing Product’s conversion to an Alliance Product, will be the sole responsibility of the Party contributing such Existing Product.

ARTICLE VI

MANUFACTURING RIGHTS

6.1           Manufacturing. During the term of this Agreement, the JRB, in conjunction with acceptance of a Work Plan, will determine which Party will manufacture (or have manufactured) each Alliance Product or components thereof, taking into consideration the demonstrated expertise and cost to manufacture of each Party in the manufacture of similar products and any technology rights necessary to manufacture the Alliance Products.

6.2           Manufacturing Practices.

(a)        The Supplier of an Alliance Product will manufacture (or have manufactured) such Alliance Product in conformity with its written specifications and in accordance with all applicable laws and regulations. If a Supplier is unable to supply pursuant to the terms of this Agreement an FDA-approved or FDA-cleared Alliance Product due to non-compliance with FDA regulations, such event, subject to Sections 6.2(b) and (c), will be deemed

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

a material breach of this Agreement and the other Party may terminate this Agreement pursuant to Section 17.4 or 17.5, as the case may be.

(b)        For purposes of this Section 6.2, such inability to supply will only be deemed material if: (i) the duration of the inability to supply is at least [***]; and either (ii) the Sales Revenue generated by the affected Alliance Product is greater than [***] percent ([***]%) of the total Sales Revenue of all Alliance Products, both as measured during the [***] period immediately preceding the inability to supply; or (iii) the affected Alliance Product provided at least [***] in Margin (as defined below) to the Alliance Program during the [***] period immediately preceding the inability to supply. For purposes of this Section 6.2, “Margin” means Distribution Margin (as defined below) of the affected Alliance Product, less: (A) Marketing and Advertising Expenses; (B) Selling and Promotion Expenses; and (C) General and Administrative Expenses. For further purposes of this Agreement, “Distribution Margin” means Sales Revenue and Service Revenue less Cost of Goods Sold.

(c)        As a condition to asserting material breach pursuant to this Section 6.2, the Party asserting material breach must have first in good faith provided the other Party with assistance as reasonably requested by such other Party to attempt to relocate the manufacturing of the affected Alliance Product to either: (i) a manufacturing location of the Party asserting the material breach; or (ii) a manufacturing location of a Third Party.

(d)        For purposes of this Section 6.2, a Party wishing to exercise its right to terminate pursuant to this Section 6.2, must provide the other Party with written notice of termination within sixty (60) days after the date such right accrued. Failure to provide written notice of termination within such sixty (60)-day period precludes such Party from asserting material breach thereafter for the same facts and circumstances giving rise to such right to terminate. Further, the sixty (60) day cure period set forth in Sections 17.4 and 17.5, as the case may be, will not be applicable to this Section 6.2.

6.3           Manufacturing Records. Upon the reasonable request of the other Party, the Supplier of an Alliance Product will provide the other Party with copies of, or access to, manufacturing information, including batch records, process flows, analytical performance data, quality assurance documents agreed to by the Parties pursuant to Sections 5.7 and 5.8 and other documentation, requested by the other Party regarding manufacture and quality control of an Alliance Product. The requesting Party will treat all such information disclosed as Confidential Information of the Supplier subject to the provisions of Article XIV.

6.4           Warranty. The Supplier of an Alliance Product will warrant to the other Party and to a bona fide purchaser of such Alliance Product that all units of such Alliance Product supplied to such purchaser conform with the applicable specifications, are free from defects in material and workmanship and were designed and manufactured in compliance with applicable laws and regulations. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO ALLIANCE PRODUCTS. EACH PARTY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

6.5           Terms of Supply. The Supplier and Distributor will agree on terms of supply of Alliance Products, such as a transfer price at Supplier’s Cost of Goods Sold, as defined in Exhibit 1.13, production and sale forecasts, delivery terms, risk of loss terms, and other ordinary commercial terms. Unless they are the same Party, on the first business day of each calendar month, the Distributor of an Alliance Product will provide to the Supplier of that Alliance Product with a written, rolling estimate of expected dispositions of each model of the Alliance Product and parts thereof for each of the immediately succeeding four (4) calendar quarters. Such estimates will not be binding on the Distributor but will be used by the Supplier for production scheduling. If applicable, the Distributor will promptly provide the Supplier with any material changes to the estimates that may arise before the next monthly estimate.

ARTICLE VII

SALES, MARKETING AND SUPPORT

7.1           Distributor. Unless otherwise agreed to by the JRB, Abbott will be the worldwide Distributor for all Alliance Products. Abbott may designate an Abbott Affiliate and a Third Party distributor to distribute Alliance Products.

7.2           Selling Price. Each Distributor Commercializing an Alliance Product in the Alliance Field, in its sole discretion, will determine the final sales price of such Alliance Product; provided, however, that the Distributor will use commercially reasonable efforts to meet or exceed the average sales price and Target Minimum Sales Price recommended by the JRB. In the event the Distributor does not achieve the Target Minimum Sales Price recommended by the JRB on the sale of an Alliance Product and to the extent the failure to achieve the Target Minimum Sales Price is predominantly due to the bundling of an Alliance Product with other products or providing discounts on Alliance Products in order to sell other products, the Distributor will be responsible to the other Party for the shortfall. If the Distributor and the other Party disagree as to the cause of the shortfall, the Parties will submit the matter to the JRB for resolution. If the JRB cannot resolve the matter, it will be resolved by binding ADR in accordance with Article XVIII. As part of any such ADR proceeding, the other Party will be entitled to an audit of applicable Distributor records limited to determining the reasons for the shortfall. Any discount to the sales price of such Alliance Product will be consistent with the overall discounting policy of the Distributor in connection with the sale of its other diagnostic products and, when considered in relation to the percentage discount applicable to the Distributor’s diagnostic products which are sold together with or in connection with such Alliance Product, will not materially adversely affect Sales Revenue. The pricing policy and structure applied to Alliance Products will be the same as applied to other comparable products and services offered by the Distributor in comparable markets, and any discounts, rebate or pricing adjustments the Distributor establishes for Alliance Products will not disproportionately reduce the price of Alliance Products versus other Distributor products and services. The provisions of this Section 7.2 will not apply to Non-Alliance Products, Competing Products or any other product or service in which the Parties compete with each other.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

7.3           Marketing. Annually the Distributor will prepare a marketing strategy for Alliance Products for which it is the Distributor. Except for Existing Products converted to Alliance Products pursuant to Section 4.1, prior to the introduction of each Alliance Product that measures a new analyte, the Distributor will provide the other Party with a copy of a marketing plan for such Alliance Product and with a reasonable opportunity to comment on the marketing plan before it becomes effective. The Distributor will conduct the promotion, marketing and sales activities for each Alliance Product in accordance with the concepts outlined in the marketing strategy. The Distributor will book all Alliance Product sales, subject to the sharing of Revenues and Allowable Expenses in accordance with Article IX hereof.

7.4           Diligence. The Distributor will use commercially reasonable efforts to promote, market, sell and support the sale of Alliance Products for which it is the Distributor, such efforts to be no less than those used by such Party with respect to other products which have the same or similar market potential. If the Distributor wishes to discontinue promotion and sale of an Alliance Product, the Distributor will give the other Party ninety (90) days advance written notice thereof. The other Party, within such ninety (90)-day period, with the prior written consent of the JRB, may elect to become the Distributor for such Alliance Product, in which event, the original Distributor will cooperate in a transition to the other Party designed to avoid adverse effects in the market for such Alliance Product. If the other Party does not elect to become the Distributor for the Alliance Product, the Alliance Product, at the end of the ninety (90)-day period, will be considered terminated pursuant to Section 17.2 hereof.

7.5           Service and Support. The Distributor will use commercially reasonable efforts to provide service and support to customers purchasing the Alliance Products sold by such Distributor. These efforts will be consistent with the efforts used by the Distributor with respect to other diagnostic products it markets and distributes for which it provides service and support and which have the same or similar market potential, or as otherwise described in an approved NPCD.

ARTICLE VIII

INSTRUMENTS

8.1           Instrument Commercialization.

(a)        Each Party, alone or with any Third Party, may develop and Commercialize, directly or indirectly, for any purpose any Instrument or any associated application-specific software outside the Alliance Field or in the Optional Areas. Such Instruments include, for example, Instruments for protein analysis.

(b)        Each Party, alone or with any Third Party, may develop and Commercialize, directly or indirectly, any Instrument for use in the Alliance Field, provided, such Instrument is labeled “Research Use Only. Not For Use In Diagnostic Procedures” or other comparable label restriction under applicable Regulatory Authority, or is a General Purpose Instrument.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

(c)        Each Party, alone or with any Third Party, may develop and Commercialize, directly or indirectly, any Instrument registered with a Regulatory Authority for use in the Exclusive Areas or Conditionally Exclusive Areas, provided, (i) sales of such Instruments are solely to end users and (ii) the Party Commercializing such Instruments does not Facilitate use as a Competing Product.

(d)        For the avoidance of doubt, it is the intent of the Parties that no Party may Commercialize in the Exclusive Areas an Instrument registered with an applicable Regulatory Authority in a manner inconsistent with obligations of this Agreement that will damage the Alliance Program’s objectives of maximizing sales of Alliance Products in the Exclusive Areas. If a Party believes the other Party has intentionally deviated from the principle of this Section 8.1(d), the first Party may provide notice thereof to the other Party and the Parties will discuss resolution of the matter. If the first Party is not satisfied after such discussion, such Party may initiate ADR proceedings in accordance with Article XVIII.

8.2           Instrument Co-Promotion. A Distributor of an Alliance Product may contract for the promotion in the Alliance Field of Instruments that are then being offered for sale by any manufacturer of Instruments. In the event the Instrument is offered for sale by the other Party and was developed by that Party without funding by the Alliance Program, (a) the Distributor may promote such Instrument only to customers in the Alliance Field in conjunction with the sale of an Alliance Product, and (b) the terms of the promotion contract will be as agreed by the Parties. The Party supplying the Instrument will be free to sell the same Instrument independently of the Distributor in any market. The Parties will not share any commission or other compensation received by the Distributor for the promotion of Instruments pursuant to this Section 8.2.

8.3           Instrument Distribution. A Distributor of an Alliance Product may become a distributor in the Alliance Field for Instruments (other than Instruments subject to Sections 8.2, 8.4 or 8.5) acquired from a manufacturer of such Instruments. If the manufacturer is the other Party: (a) the Distributor may Commercialize such Instrument only to customers in the Alliance Field in conjunction with the sale of an Alliance Product; (b) the transfer price to the Distributor for the Instrument will be no greater than the lowest offered by the manufacturer to any Third Party for the same Instrument on comparable terms in the Alliance Field; and (c) the terms of the distribution contract will be as agreed by the Parties. The Party supplying the Instrument will be free to sell the same Instrument independently of the Distributor in any market. The costs incurred by the Distributor, including the transfer price of the Instrument and other selling costs, will be Allowable Expenses and the revenue from the Distributor’s sale of the Instrument will be included in Sales Revenue.

8.4           OEM Instruments. Either Party may propose to the JRB entering into a contract with an Instrument manufacturer for the manufacture and sale to one or both Parties for distribution in the Alliance Field of a pre-existing Instrument modified by the manufacturer to meet specifications approved by the JRB and funded through the Alliance Program (“OEM Instrument”). Any such contract will preclude the manufacturer from distributing the OEM Instrument in the Alliance Field or selling the OEM Instrument to a Third Party for resale in the Alliance Field. If the manufacturer is a Party, the price of the OEM Instrument will be the Party’s

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[***]. For purposes of this Agreement, the OEM Instrument will be considered an Alliance Product.

8.5           Alliance Funded Instrument. Either Party may propose to the JRB, pursuant to Section 4.2, the design and Development of a new Instrument for the Alliance Program or a successor for or an improvement of an Instrument that is an Alliance Product (“Alliance Instrument”). If the JRB approves the Alliance Instrument proposal, the Parties will work exclusively together on Development and Commercialization of such Alliance Instrument pursuant to an approved Work Plan and associated budget. Any such Alliance Instrument approved by the JRB will be an Alliance Product.

8.6           Instrument Funding. If, at the time of JRB approval of an OEM Instrument proposal pursuant to Section 8.4 or an Alliance Instrument proposal pursuant to Section 8.5, Applera, through its Applied Biosystems Group (“ABI”) states, in writing, an intent to Commercialize the developed OEM Instrument or Alliance Instrument outside the Alliance Program, the Parties will negotiate terms for sharing all budgeted costs for the Development of such Instrument, but in no event will Abbott’s share be greater than [***] percent ([***]%) of the total costs, unless otherwise agreed by the Parties. In addition, Applera will bear [***] associated with features of the Instrument requested by Applera for customers outside the Alliance Field. If, at the time of JRB approval of an OEM Instrument proposal pursuant to Section 8.4 or an Alliance Instrument proposal pursuant to Section 8.5, ABI does not state, in writing, an intent to Commercialize the developed OEM Instrument or Alliance Instrument, Abbott will bear [***] percent ([***]%) and Applera will bear [***] percent ([***]%) of all budgeted costs for Development of the Instrument. In this case, both Abbott and CDx may Commercialize such Instrument independently for use with Non-Alliance Products and through the Alliance Program. However, ABI will not have the right to Commercialize the OEM Instrument or Alliance Instrument outside the Alliance Program unless the Parties negotiate an arrangement under mutually acceptable terms in a separate agreement.

8.7           Rejected Instrument. If the JRB rejects an OEM Instrument proposed pursuant to Section 8.4 or an Alliance Instrument proposed pursuant to Section 8.5, or an Alliance Instrument prior to Commercialization, the Proposing Party, alone or with a Third Party, may continue Development of the proposed OEM Instrument or Alliance Instrument. The Proposing Party will bear [***] incurred by it in developing the OEM Instrument or Alliance Instrument, and in the case of an Alliance Instrument previously funded by the Alliance Program, the Proposing Party will bear [***] incurred subsequent to the JRB rejection. If the rejected OEM Instrument or Alliance Instrument is Commercialized by the Alliance Program for use in the performance of testing that uses Alliance Products in the Exclusive Areas, the non-Proposing Party will pay to the Proposing Party, pursuant to Section 10.14(b)(vii) and (viii), [***] percent ([***]%) of Incremental Net Sales of Alliance Products sold for use on such rejected OEM Instrument or Alliance Instrument until the Proposing Party is reimbursed [***] percent ([***]%) of the Proposing Party’s Development Costs for the rejected OEM Instrument or Alliance Instrument.

8.8           OEM Opportunity.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

(a)        ABI will be the preferred supplier of Alliance Instruments to the Alliance Program. ABI will have a right to submit a bid to be the OEM manufacturer of any Alliance Instrument, subject to the bidding process determined by the JRB. If ABI meets or exceeds the specifications of such bid, and the bids of all other companies which submit such bids, ABI will be awarded the rights to be the OEM manufacturer of the subject Alliance Instrument pursuant to such bid.

(b)        In the event ABI has an opportunity to be an OEM manufacturer for a Third Party in connection with an Instrument to be registered with a Regulatory Authority for use in the Exclusive Areas or Conditionally Exclusive Areas, ABI will inform the JRB in writing of such opportunity and provide information, subject to Article XIV, concerning the specifications of such Instrument as requested by the JRB. Once such information is provided to the JRB by ABI, the JRB will have [***] to determine if it wishes ABI to manufacture such Instrument exclusively for the Alliance Program. If the JRB informs ABI that it wishes ABI to manufacture such Instrument exclusively for the Alliance Program, ABI will negotiate terms with the JRB for ABI to provide the Instrument exclusively to the Alliance Program. If ABI and the JRB reach agreement, ABI may not manufacture such Instrument for any Third Party. If the JRB and ABI do not reach agreement or the JRB fails to act within [***] of ABI providing all requested information on such Instrument specifications to the JRB, and the proposed Instrument is not subject to Section 8.9 below, ABI may elect to be the OEM manufacturer of such Instrument to a Third Party, including a Third Party who Facilitates use of the Instrument as a Competing Product; provided, however, that the terms of the agreement between ABI and the Third Party are no better in terms of value to the Third Party than the last best offer of the JRB.

8.9           Instruments for Performing Tests in Exclusive Areas. In the event (a) the Instrument subject to Section 8.8(b) is an Instrument that is intended for use within the Exclusive Areas, and (b) the Alliance Program, pursuant to an Instrument supply agreement with ABI, is purchasing or has made a commitment to purchase an Instrument registered with a Regulatory Authority that has the [***] and is for sale or intended for sale in the same [***] as the Instrument in the OEM opportunity, ABI cannot become an OEM manufacturer of such Instrument for a Third Party whether or not the JRB elects to have such Instrument manufactured by ABI for the Alliance Program. ABI may request the JRB to waive the restriction of this Section 8.9 for any particular OEM Instrument opportunity. For the avoidance of doubt, nothing herein will restrict ABI from any commercial activities including OEM supply of Instruments that are not registered with a Regulatory Authority or the sale of any Instruments registered with a Regulatory Authority to an end-user so long as such sale does not Facilitate a Competing Product.

8.10         Technology and Patent Rights. Except pursuant to a separate agreement, a Party purchasing an Instrument from the other Party will not get any right under the other Party’s Technology and Patent Rights directed to Instruments to make or have made such Instrument.

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ARTICLE IX

SHARING OF COSTS AND REVENUES

9.1           Quarterly Cost and Revenue Estimate. No later than the second business day after the end of each of the first three calendar quarters in a calendar year (end March, June and September) during the term of this Agreement, the Parties will exchange estimated cost and revenue statements for the calendar quarter just ended in a form substantially the same as the form set forth in Exhibit 9.2, attached hereto. For each fourth calendar quarter ending December 31, the Parties will exchange quarterly cost and revenue estimates no later than the third business day of January in the calendar year immediately following such fourth quarter.

9.2           Cost and Revenue Statements. Within forty-five (45) days following the end of each calendar quarter during the term of this Agreement, each Party will prepare and furnish to the other Party a written statement, in reasonably specific detail, stated in United States dollars, of Revenues and Allowable Expenses incurred during the preceding calendar quarter, in a form substantially the same as the form set forth in Exhibit 9.2, attached hereto. The Parties will agree on exchange rate calculations that each Party will use when preparing these statements.

9.3           Statement of Net Investment. Within forty-five (45) days following the end of each calendar quarter during the term of this Agreement, each Party will prepare and furnish to the other Party a written statement, in reasonably specific detail, setting forth, in United States dollars, the Party’s balance of Net Investment in the Alliance Program as of the end of the preceding calendar quarter, in a form substantially the same as the form set forth in Exhibit 9.3, attached hereto. The balance of Net Investment for each Party may not include the manufacturing equipment, instruments and account receivables on the books of such Party as of the execution date of the Prior Alliance Agreement.

9.4           Equalization Payments. Within thirty (30) days following receipt of each statement rendered pursuant to Sections 9.2 and 9.3:

(a)        the Party with the higher Revenue will pay to the Party with the lower Revenue [***] in Revenue between the Parties;

(b)        the Party with the lower actual Allowable Expenses will pay to the Party with the higher actual Allowable Expenses [***] in actual Allowable Expenses between the Parties;

(c)        the Party with the lower Net Investment balance will pay the Party with the higher Net Investment balance [***] in Net Investment between the Parties at the end of such calendar quarter, except that the Party with the lower Net Investment balance may, in lieu of making a payment [***] between the respective Net Investments, elect to pay the other Party a financing fee equal to the weighted average cost of capital of the other Party times [***] in Net Investment between the Parties, times [***]. Weighted average cost of capital will be calculated as cost of equity times (market value of equity/(market value of equity + market value of debt)) + cost of debt times (1- tax rate) times (market value of debt/(market value of equity + market

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value of debt)). For purposes of this Section 9.4(c), market value of debt equals book value of debt, cost of debt equals the U.S. ten (10) year Treasury rate, tax rate equals the marginal U.S. and applicable state tax rate of the other Party, and cost of equity equals the long term equity premium per Goldman Sachs with an assumed beta of 1 + cost of debt; and

(d)       the payments due from/to a Party pursuant to Sections 9.4 (a) through (c) may be offset against each other, such that a single payment may be made by one Party to the other Party to fulfill the requirements of this Section 9.4.

9.5           Maximum Costs. The Parties agree to set a limit on Development Costs, Marketing and Advertising Expenses, Selling and Promotion Expenses and General and Administrative Expenses for each Contract Half Year, and, unless otherwise agreed by the JRB, a Party exceeding its allocated portion of such costs and expenses must absorb the overrun. The Parties’ agreement with respect to Development Costs is set forth in Section 4.7. Similarly, every six (6) months, the Parties will agree for the following two Contract Half Years on a limit for Marketing and Advertising Expenses and Selling and Promotion Expenses (collectively, as a percentage of Net Sales of Alliance Products (excluding OEM Alliance Products)), and General and Administrative Expenses.

9.6           Modifying Terms. Upon the request of either Party, the JRB will consider the definitions of Allowable Expenses and Net Investment, and the components thereof, and, if approved by the JRB, the JRB will modify the definitions and provide each Party with written notice of the modified definitions and the date on which such modified definitions will become effective.

9.7           Payment Terms. All payments hereunder will be in United States dollars in immediately available funds and will be made by wire transfer from a United States bank located in the United States to such bank account as payee may designate in writing from time to time.

(a)        Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement will bear interest at a rate equal to the lesser of (i) the prime rate as published in The Wall Street Journal, Eastern Edition, under the heading “Money Rates,” on the first day of each calendar quarter in which such payments are overdue, plus one (1) percentage point, and (ii) the maximum rate permitted by law, calculated on the number of days such payment is delinquent, compounded monthly using a three hundred sixty-five (365)-day year.

(b)        If at any time legal restrictions prevent the prompt remittance of any monies owed with respect to Revenues in any jurisdiction, the remitting Party will notify the receiving Party and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of the receiving Party or its designee, and the remitting Party will have no further obligations under this Agreement with respect thereto.

9.8           Record Keeping. Each Party will maintain, and will use commercially reasonable efforts to cause its licensees, sublicensees, contractors and agents to maintain, books

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of account and accurate records relating to Revenues, Allowable Expenses and Net Investments with respect to the Alliance Program and all amounts payable or receivable under this Agreement, in sufficient detail to permit the other Party to confirm the correctness of such items. All books of account and records will be maintained for a period not less than relevant time permitted for audit of such accounts and records pursuant to Section 9.9 and for any applicable tax period pursuant to Section 9.10.

9.9           Audits.

(a)       Upon the written request of a Party (the “Requesting Party”) and not more than once in each calendar year, the other Party (the “Responding Party”) will permit an independent certified public accounting firm of nationally recognized standing, selected by the Requesting Party and reasonably acceptable to the Responding Party, at the Requesting Party’s expense, to have access during normal business hours to such of the records of the Responding Party as may be reasonably necessary to verify (i) compliance with the terms of this Article IX and all associated definitions in Article I and Exhibit 1.13, and (ii) the accuracy of the reports provided under this Article IX, for any year ending not more than thirty-six (36) months prior to the date of such request. Further, an audit may not cover a year that was already the subject of a previous audit under this Agreement. The Responding Party also will permit the accounting firm to visibly inspect any tangible asset included within Net Investment. The accounting firm will disclose to the Requesting Party only whether the reports and records are correct or not and the specific details concerning any discrepancies. All other information will be Confidential Information of the Responding Party and may not be shared with the Requesting Party.

(b)        If such accounting firm concludes that additional amounts were owed during the audited period, the Party owing such amounts will pay such additional amounts within thirty (30) days of the date the Requesting Party delivers to the Responding Party such accounting firm’s written report so concluding. The fees charged by such accounting firm will be paid by the Requesting Party; provided, however, (i) if the audit discloses that the actual Revenues for such period are more than one hundred five percent (105%) of the Revenues reported for such period, then the Responding Party will pay the reasonable fees and expenses charged by such accounting firm, and (ii) if the audit discloses that the Allowable Expenses of the Responding Party reported for such period are more than one hundred five percent (105%) of the actual Allowable Expenses of the Responding Party for such period, then the Responding Party will pay the reasonable fees and expenses charged by such accounting firm, but the total of such fees and expenses payable by the Responding Party will not be more than Fifty Thousand dollars ($50,000).

9.10         Tax Matters.

(a)        The Parties understand and agree that the activities and other undertakings evidenced by this Agreement result in a partnership for purposes of federal income taxation and for the purposes of certain state and/or local income tax laws which incorporate or follow federal income tax principles as to tax partnerships. For every other purpose of this Agreement, however, and not withstanding any other provision in this Agreement, expressed or implied, to the contrary, the Parties understand and agree that their legal relationship to each other under applicable law with respect to all activities is as set forth in Section 19.6 and is not

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one of partnership; that the liabilities of the Parties will be several and not joint or collective except as might otherwise be provided for and pursuant to this Agreement.

(b)        The Parties intend that solely for Tax purposes and pursuant to the provisions of Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”), the alliance created by this Agreement will be treated as a partnership for United States income tax purposes and each Party agrees not to elect to be excluded from the application of said Subchapter K. The Parties further intend that pursuant to the provisions of those state and/or local income tax laws that incorporate or follow federal income tax principles as to tax partnerships, the alliance created by this Agreement will be treated as a partnership for Tax purposes and each Party agrees not to elect to be excluded from the application of such provisions. As such, the Parties agree to have the partnership file all required federal, state and local Partnership Tax Returns and to make any appropriate elections, including an election to deduct currently research and Development expenditures incurred by the partnership pursuant to Section 174(a) of the Code.

(c)        The effective date of the partnership will be the effective date of the Prior Alliance Agreement, and the partnership will continue in full force and effect from and after such date until terminated as provided in this Agreement.

(d)        Solely for income tax purposes, each Party will be considered and deemed to own an interest in the profits, losses and capital of this partnership as determined under the provisions of this Agreement.

(e)        For purposes of reporting on federal, state and/or local Partnership Tax Returns, each Party will keep accounts on the accrual method of accounting. The taxable year of the partnership for purposes of reporting on federal, state and/or local Partnership Tax Returns will be the fiscal year ending June 30. Within ninety (90) days after the end of each fiscal year, a Tax representative from each Party will provide the other Party with a schedule of partnership Revenue and Allowable Expenses reportable by the partnership for its taxable year.

(f)         Audits of each Party’s records will be performed pursuant to the provisions of Section 9.9.

(g)        Abbott will be responsible for filing any and all federal, state and/or local Partnership Tax Returns covering operations reportable by the partnership and pursuant to this Agreement. Abbott agrees to use its best efforts in the preparation and filing of such Partnership Tax Returns, acting on behalf of itself and Applera, but in doing so, Abbott will incur no liability to Applera with regard to such Partnership Tax Returns or elections relating thereto. Each Party will fill out Tax information requests so that Abbott can accurately and timely prepare the appropriate Partnership Tax Returns. Abbott will send to Applera a copy of the Partnership Tax Returns at least thirty (30) days prior to the due date, including extensions of time, for filing such Partnership Tax Returns, and Applera will approve of such Partnership Tax Returns at least fifteen (15) days prior to the due date. Abbott and Applera agree to resolve in good faith any issues arising as a result of the review of such returns. The due date for filing the Partnership Tax Returns may be extended by the tax matters partner as defined in Section 6231(a)(7) of the Code (“TMP”) if either Party requests such an extension. Both Parties agree to

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share equally the expenses of hiring an independent certified public accountant to prepare the Partnership Tax Returns.

(h)        All correspondence relating to the preparation and/or filing of any and all federal, state and/or local Partnership Tax Returns of the partnership will be mailed to Abbott or Applera at the address provided in Section 9.10 (q) or as otherwise agreed in writing by the Parties. Applera agrees to provide to Abbott on a timely basis all information required and necessary to enable Abbott to fulfill and satisfy its obligations and responsibilities.

(i)         Abbott is designated the TMP. The designation as TMP will be effective only for operations conducted by the Parties pursuant to this Agreement. The TMP will not bind Applera to any agreement, extend the statute of limitations, settle any outstanding audit, litigate any unsettled audit issues, choose a forum for litigation, appeal an adverse lower court decision, file a Request for Administrative Adjustment, make any election with respect to federal, state or local income tax law, or take any other actions affecting Tax matters without obtaining the prior written concurrence of Applera. The TMP will inform Applera, on a timely basis, of any Tax matters, including, but not limited to, progress of any Internal Revenue Service (“IRS”) audit, receipt of a Revenue Agent’s Report, and notice of an Appeals Conference. Neither Party will enter into a settlement agreement with the IRS with respect to any partnership item, as defined by Section 6231(a)(3) of the Code, or file a notice of inconsistent treatment under Section 6222(b) of the Code without first notifying the other Party within thirty (30) days of such proposed action. Applera will furnish the TMP, within thirty (30) days of receipt of the request, such information as the TMP may reasonably request to permit it to provide the IRS with sufficient information for purposes of Sections 6223 and 6050K of the Code. Both Parties agree that filing Partnership Tax Returns requires the use of a federal identification number. Abbott, as TMP, will file an application with the IRS to obtain a federal identification number for the partnership. Both Parties will agree on a name for the partnership.

(j)         Both Parties agree that the TMP may engage, upon Applera’s prior written consent, which consent will not be unreasonably withheld or delayed, an outside consultant to assist in settling or litigating any outstanding partnership audit issues with the IRS or any other taxing authority. Such expenses are expenses of the partnership and will be shared equally by the Parties. This provision will be applicable for any audits of the partnership during the term of this Agreement and any audits that occur after termination of the partnership under the terms of this Agreement.

(k)        All items of income, gain, loss, deduction and credit will be allocated to each Party as set forth in this Agreement. All items of tax credit will be allocated in the same proportion as the corresponding item of income or deduction. All tax credit recapture and depreciation recapture will be allocated to each Party in the same proportion as the corresponding credit and depreciation was allocated. Any item of income, gain, loss or deduction with respect to any property deemed contributed to the partnership by a Party will, solely for income tax purposes, be allocated between the Parties so as to take into account any variation between the adjusted basis of such property for federal income tax purposes and its fair market value as of the date of contribution in accordance with Section 704(c) of the Code and Treasury Regulation Section 1.704-3. In the event that the IRS upon audit imputes, under Section 482 of the Code, any item of income, gain, loss, deduction or credit to either Party as a result of the

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Party’s actual or deemed furnishing of property, products, facilities or services under this or any other agreement between Applera or Abbott and the partnership, the correlative item of income, gain, loss, deduction or credit of the partnership resulting from such imputation will be specially allocated to the Party to which the item of income, gain, loss, deduction or credit is imputed. It is the intention of this section to place the Parties in the same economic position as if such adjustment under Section 482 of the Code had not been made.

(l)         All allocation methods described herein for income, gain, loss or deduction will be utilized for allocation of income, gain, loss, or deduction for financial accounting purposes, including financial capital accounts, as well as for income tax purposes. Each Party will have a capital account that will be maintained in a manner that will comply with the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv), as amended from time to time. Appropriate adjustments will be made in each Party’s capital account to effectuate any audit adjustment imposed by any tax authorities on any item of income, gain, loss, deduction or credit.

(m)       The partnership will terminate upon the effective termination of this Agreement by any Party or as provided by law. Upon termination, the partnership will dissolve and distribute any and all partnership assets and liabilities in accordance with the Party’s positive capital accounts and the terms of this Agreement. Should either Party have a deficit in its capital account at the time of dissolution of the partnership, such Party will contribute sufficient funds to the partnership to eliminate such deficit. Distributions upon dissolution and contributions to restore deficits in capital accounts will be made by the end of the taxable year during which the dissolution of the partnership occurs, or, if later, within ninety (90) days after the date of such dissolution. It is the intention of the Parties that the partnership will terminate for federal and state income tax purposes at such time that the activities of the Parties evidenced by this Agreement are no longer deemed to be partnership activities for any such purpose.

(n)        It is the intention of the Parties that their capital accounts will be determined in a manner so that allocations in this Agreement will have, or be deemed to have, substantial economic effect under Section 704(b) of the Code and Treasury Regulations thereunder. Furthermore, it is the intention of the Parties to comply with all requirements of Section 704(b) of the Code and Treasury Regulations thereunder regarding the treatment of any item of income, gain, loss, deduction or credit not specifically addressed in this Agreement.

(o)        Each Party will cooperate (and cause their respective Affiliates to cooperate) with the other Party in connection with matters relating to the preparation and filing of Partnership Tax Returns and the examination of Partnership Tax Returns by any taxing authority. Such cooperation will include making all information and documents in their possession relating to the partnership available to the other Party. Applera will also make available to Abbott, as reasonably requested and available, personnel (including officers and employees and agents of Applera or its Affiliates) responsible for preparing, maintaining and interpreting information and documents relevant to the partnership, and personnel reasonably required as witnesses or for purposes of providing information or documents in connection with any administrative or judicial proceedings relating to Tax matters of the partnership. The Party receiving information or documents provided under this Section 9.10 will keep such information or documents confidential, except as may otherwise be necessary in connection with the filing of Partnership Tax Returns or in connection with any administrative or judicial proceedings.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Each Party will preserve and keep all records relating to the assets and activities of the partnership for so long as the contents thereof may become material in the administration of any matter under the Code or other applicable Tax law, but in any event, until the later of (i) the expiration of any applicable statute of limitations with respect to any Partnership Tax Return and (ii) the expiration of the applicable statute of limitations of both Parties (for all Tax returns which include the Party’s share of partnership items).

Each Party will be responsible for its own Tax liabilities resulting from (i) payments received under this Agreement and (ii) its share of partnership items and partnership allocations determined pursuant to the provisions of this Agreement. Any income or other Taxes which a Party is required by law to pay or withhold on behalf of a receiving Party with respect to royalties or other payments payable to a receiving Party under this Agreement will be deducted from the amount of such royalties or other payments due, and paid or withheld as appropriate by the paying Party on behalf of the receiving Party. Any such Tax required by law to be paid or withheld will be an expense of, and borne solely by, the receiving Party. The paying Party will furnish the receiving Party with the best available evidence of such payment or amount withheld as soon as practicable after such payment is made or such amount is withheld. The Parties will reasonably cooperate in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable law in connection with the making of any required tax payment or withholding tax in connection with any claim for exemption from, or a reduction in the rate of withholding, or in connection with any claim to a refund of or credit for any such payment.

(p)        The Parties agree that any Taxes that are imposed upon the partnership by any governmental entity or political subdivision thereof are an expense of the partnership. Such expenses will pass through to the partners in accordance with the terms of this Agreement and, in particular, the principles of this Section 9.10.

(q)        Mailing address for correspondence relevant to this Section 9.10:

If to Abbott:

Tax Division D-367/AP6D
100 Abbott Park Road
100 Abbott Park Road
Abbott Park, IL 60064-6057
Attn: Vice President, Taxes

If to Applera:

Applera Corporation

301 Merritt 7
P.O. Box 5435
Norwalk, CT 06856-5435
Attn: Vice President, Corporate Tax

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

ARTICLE X

OWNERSHIP, LICENSE AND TECHNOLOGY TRANSFER

10.1         Abbott Independent Rights. Nothing in this Agreement is intended to change ownership or Control of Abbott Independent Technology or Abbott Independent Patent Rights. Subject to Sections 10.11 and 11.1, Abbott and its Affiliates may Exploit all Abbott Independent Technology and Abbott Independent Patent Rights in any field and territory without restriction; provided, however, during the term of this Agreement, Abbott will give the JRB advance written notice of any intention to license any Abbott Independent Technology or Abbott Independent Patent Rights in the Exclusive Areas and Conditionally Exclusive Areas.

10.2         Applera Independent Rights. Nothing in this Agreement is intended to change ownership or Control of Applera Independent Technology or Applera Independent Patent Rights. Subject to Sections 10.10 and 11.1, Applera and its Affiliates may Exploit all Applera Independent Technology and Applera Independent Patent Rights in any field and territory without restriction; provided, however, during the term of this Agreement, Applera will give the JRB advance written notice of any intention to license any Applera Independent Technology or Applera Independent Patent Rights in the Exclusive Areas and Conditionally Exclusive Areas.

10.3         Abbott Alliance Technology and Alliance Patent Rights. Abbott will own all right, title and interest in and to all Abbott Alliance Technology and all Abbott Alliance Patent Rights; provided, however, during the term of this Agreement, neither Abbott nor its Affiliates may Exploit any Abbott Alliance Technology or Abbott Alliance Patent Rights except as follows:

(a)        Abbott and its Affiliates may use Abbott Alliance Technology and Abbott Alliance Patent Rights in the Exclusive Areas in the performance of Abbott’s obligations pursuant to this Agreement.

(b)        Abbott and its Affiliates, if Abbott is an acquiring Party pursuant to Section 4.3 or a Proposing Party pursuant to Section 4.4, may independently or with a Third Party use Abbott Alliance Technology and Abbott Alliance Patent Rights for Non-Alliance Products, provided Abbott pays to Applera royalties on Net Sales of such Non-Alliance Products in accordance with Section 10.14(b) at the rate determined for Section 2.3(d).

(c)        Abbott and its Affiliates may use Abbott Alliance Technology and Abbott Alliance Patent Rights for its or a Third Party’s (under contract with Abbott or its Affiliates) research, Development, manufacture, use and Commercialization of products and services outside the Alliance Field.

(d)        Abbott and its Affiliates may not grant any right or license to use Abbott Alliance Technology or Abbott Alliance Patent Rights in the Exclusive Areas without the prior approval of Applera, and all revenue and other consideration (e.g., cross-license rights or supply or distribution rights) received by Abbott or its Affiliates in consideration for any such approved license will constitute Licensing Revenue. Upon written notice to Applera, Abbott or its Affiliates may grant to a Third Party a nonexclusive right and license to use Abbott Alliance

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Technology or Abbott Alliance Patent Rights in the Alliance Field but outside the Exclusive Areas; provided, however, that Abbott pays to Applera in accordance with Section 10.14, [***] percent ([***]%) of all revenue and other consideration (e.g., cross-license rights or supply or distribution rights) received by Abbott or its Affiliates in consideration for such license.

(e)        Upon written notice to Applera, Abbott or its Affiliates may grant to a Third Party a nonexclusive right and license to use Abbott Alliance Technology or Abbott Alliance Patent Rights outside the Alliance Field without accounting to Applera.

(f)         In settlement of a lawsuit or alternate dispute resolution procedure involving enforcement of an Abbott Alliance Patent Right against a Third Party, Abbott or its Affiliates may grant license rights to the Third Party under the Abbott Alliance Patent Rights in dispute in the Alliance Field but outside the Exclusive Areas, provided: (i) the Third Party grants license rights to Abbott under Third Party Patent Rights in dispute, if any; (ii) Abbott uses commercially reasonable efforts to obtain sufficient rights to bring the Third Party Patent Rights within Abbott Independent Patent Rights; and (iii) any revenue received by Abbott from the Third Party as consideration for activities in the Alliance Field after the Effective Date covered by the Abbott Alliance Patent Rights will be shared as provided in Section 10.3(d).

(g)        Notwithstanding the provisions of this Section 10.3, Abbott may Exploit without limitation or restriction any Abbott Alliance Technology that is not Confidential Information.

10.4         Applera Alliance Technology and Alliance Patent Rights. Applera will own all right, title and interest in and to all Applera Alliance Technology and all Applera Alliance Patent Rights; provided, however, during the term of this Agreement, neither Applera nor its Affiliates may Exploit any Applera Alliance Technology or Applera Alliance Patent Rights except as follows:

(a)        Applera and its Affiliates may use Applera Alliance Technology and Applera Alliance Patent Rights in the Exclusive Areas in the performance of Applera’s obligations pursuant to this Agreement.

(b)        Applera and its Affiliates, if Applera is an acquiring Party pursuant to Section 4.3 or a Proposing Party pursuant to Section 4.4, may independently or with a Third Party, use Applera Alliance Technology and Applera Alliance Patent Rights for Non-Alliance Products, provided Applera pays to Abbott royalties on Net Sales of such Non-Alliance Products in accordance with Section 10.14(b) at the rate determined for Section 2.3(d).

(c)        Applera and its Affiliates may use Applera Alliance Technology and Applera Alliance Patent Rights for its or a Third Party’s (under contract with Applera or its Affiliates) research, Development, manufacture, use and Commercialization of products and services outside the Alliance Field.

(d)        Applera and its Affiliates may not grant any right or license to use Applera Alliance Technology or Applera Alliance Patent Rights in the Exclusive Areas without the prior approval of Abbott, and all revenue and other consideration (e.g., cross-license rights or supply or distribution rights) received by Applera or its Affiliates in consideration for any such

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

approved license will constitute Licensing Revenue. Upon written notice to Abbott, Applera or its Affiliates may grant to a Third Party a nonexclusive right and license to use Applera Alliance Technology or Applera Alliance Patent Rights in the Alliance Field but outside the Exclusive Areas; provided, however, that Applera pays to Abbott in accordance with Section 10.14, [***] percent ([***]%) of all revenue and other consideration (e.g., cross-license rights or supply or distribution rights) received by Applera in consideration for such license.

(e)        Upon written notice to Abbott, Applera or its Affiliates may grant to a Third Party a nonexclusive right and license to use Applera Alliance Technology or Applera Alliance Patent Rights outside the Alliance Field without accounting to Abbott.

(f)         In settlement of a lawsuit or alternate dispute resolution procedure involving enforcement of an Applera Alliance Patent Right against a Third Party, Applera or its Affiliates may grant license rights to the Third Party under the Applera Alliance Patent Rights in dispute in the Alliance Field but outside the Exclusive Areas, provided: (i) the Third Party grants license rights to Applera under Third Party Patent Rights in dispute, if any; (ii) Applera uses commercially reasonable efforts to obtain sufficient rights to bring the Third Party Patent Rights within Applera Independent Patent Rights; and (iii) any revenue received by Applera from the Third Party as consideration for activities in the Alliance Field after the Effective Date covered by the Applera Alliance Patent Rights will be shared as provided in Section 10.4(d).

(g)        Notwithstanding the provisions of this Section 10.4, Applera may Exploit without limitation or restriction any Applera Alliance Technology that is not Confidential Information.

10.5         Joint Alliance Technology and Joint Alliance Patent Rights. Applera and Abbott will jointly own all right, title and interest in and to all Joint Alliance Patent Rights and Joint Alliance Technology and during the term of this Agreement, neither Party nor its Affiliates will have the right to Exploit any Joint Alliance Patent Rights and Joint Alliance Technology except as follows:

(a)        A Party may use the Party’s interest in Joint Alliance Patent Rights and Joint Alliance Technology in the Exclusive Areas in the performance of such Party’s obligations pursuant to this Agreement.

(b)        A Party, if it is an acquiring Party pursuant to Section 4.3 or a Proposing Party pursuant to Section 4.4, may independently, or with a Third Party, use its interest in Joint Alliance Patent Rights and Joint Alliance Technology for Non-Alliance Products, provided such Party pays to the other Party royalties on Net Sales of such Non-Alliance Products in accordance with Section 10.14(b) at the rate determined for Section 2.3(d).

(c)        Without approval of the other Party, a Party may use Joint Alliance Patent Rights and Joint Alliance Technology for its or a Third Party’s (under contract with such Party) research, Development, manufacture, use and Commercialization of products and services outside the Alliance Field.

(d)        A Party and its Affiliates may not grant any right or license to use that Joint Alliance Technology or Joint Alliance Patent Rights in the Exclusive Areas without the

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

prior approval of the other Party, and all revenue and other consideration (e.g., cross-license rights or supply or distribution rights) received by such Party or its Affiliates in consideration for any such approved license will constitute Licensing Revenue. A Party may grant to a Third Party a nonexclusive right and license to use the Party’s interest in Joint Alliance Patent Rights and Joint Alliance Technology in the Alliance Field but outside the Exclusive Areas; provided, however, that the granting Party pays to the other Party in accordance with Section 10.14, [***] percent ([***]%) of all revenue and other consideration (e.g., cross-license rights or supply or distribution rights) received by the granting Party in consideration for such license.

(e)        A Party may grant to a Third Party a nonexclusive right and license to use the Party’s interest in Joint Alliance Patent Rights outside the Alliance Field without accounting to the other Party.

(f)         In settlement of a lawsuit or alternate dispute resolution procedure involving enforcement of a Joint Alliance Patent Right against a Third Party, the Third Party may be granted license rights under the Joint Alliance Patent Rights in dispute in the Alliance Field but outside the Exclusive Areas, provided the Third Party grants license rights on the same terms to each Party under any Third Party Patent Rights in dispute at least to the extent of the Alliance Field.

(g)        Notwithstanding the provisions of this Section 10.5, each Party may Exploit without limitation or restriction any Joint Alliance Technology that is not Confidential Information.

10.6         Employee Assignment and Disclosure. To the extent permissible under applicable law, each Party will cause each employee and contractor conducting work on such Party’s behalf under this Agreement to sign a contract that (a) compels prompt disclosure to the Party of all Technology Derived by such employee or contractor during any performance under the Alliance Program and (b) automatically assigns to the Party all right, title and interest in and to all such Technology. Each Party will require each employee and contractor conducting work on such Party’s behalf under this Agreement to maintain records in sufficient detail and in a good scientific manner appropriate for patent purposes to properly reflect all work done.

10.7         Transfer of Applera Technology. Applera will use commercially reasonable efforts to make available to Abbott all Applera Independent Technology and Applera Alliance Technology that is reasonably necessary for Abbott to perform its obligations under this Agreement. Without the prior written consent of Applera, neither Abbott nor its Affiliates may use any Applera Independent Technology or Applera Alliance Technology that is Applera Confidential Information for any purpose not expressly authorized by the terms of this Agreement. Moreover, Applera will disclose and make available to Abbott and its Affiliates, upon Abbott’s request and at Abbott’s sole expense, Applera Alliance Technology to the extent licensed to Abbott or its Affiliates pursuant to Section 10.10(a) or 10.13 of this Agreement.

10.8         Transfer of Abbott Technology. Abbott will use commercially reasonable efforts to make available to Applera all Abbott Independent Technology and Abbott Alliance Technology that is reasonably necessary for Applera to perform its obligations under this Agreement. Without the prior written consent of Abbott, neither Applera nor its Affiliates may

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

use any Abbott Independent Technology or Abbott Alliance Technology that is Abbott Confidential Information for any purpose not expressly authorized by the terms of this Agreement. Moreover, Abbott will disclose and make available to Applera and its Affiliates, upon Applera’s request and at Applera’s sole expense, Abbott Alliance Technology to the extent licensed to Applera or its Affiliates pursuant to Section 10.11(a) or 10.12 of this Agreement.

10.9         No Title Transfer. The transfer to a Party of any physical item that embodies any Independent Technology or Alliance Technology owned by the transferring Party will not be, and will not be construed to be, (a) a sale, lease, offer to sell or lease or other transfer of title or ownership to the receiving Party of such Independent Technology or Alliance Technology, or (b) a license to the receiving Party (except as expressly provided in this Agreement) under such Independent Technology or Alliance Technology.

10.10       Applera License Grant to Abbott in the Alliance Field. Subject to the terms and conditions of this Agreement,

(a)        Applera hereby grants to Abbott and its Affiliates a worldwide, nonexclusive license, with no right to grant sublicenses, under Applera Independent Patent Rights, Applera Independent Technology, Applera Alliance Patent Rights and Applera Alliance Technology in the Exclusive Areas solely to the extent necessary for Abbott: (i) to perform its obligations expressly set forth in this Agreement; and (ii) to Commercialize Alliance Products during the term of this Agreement.

(b)        The license granted in Section 10.10(a)(i) and (ii) will be royalty-free during the term of this Agreement, except and only to the extent of royalties due to Third Parties for use of Applera Independent Technology or Applera Independent Patent Rights.

(c)        Applera hereby grants to Abbott and its Affiliates a worldwide, royalty-bearing, nonexclusive license, with no right to grant sublicenses, under Applera Alliance Patent Rights and Applera’s Deliverable Alliance Technology solely to the extent necessary to permit Abbott and its Affiliates to Commercialize Non-Alliance Products. This license will be subject to royalties in accordance with Section 10.14 on Net Sales of such Non-Alliance Products at the rate determined in Section 2.3(d) and will survive expiration or termination of this Agreement.

(d)        Applera hereby grants to Abbott and its Affiliates a worldwide, royalty-bearing, nonexclusive license, with no right to grant sublicenses, under Applera Independent Patent Rights and under Applera Independent Technology that was previously used by Abbott or its Affiliates in Commercialization of an Alliance Product, solely to the extent necessary to permit Abbott and its Affiliates to Commercialize Non-Alliance Products that had been subject to rejected NPCDs in the Conditionally Exclusive Areas. Abbott will pay Applera in accordance with Section 10.14(b) a royalty on Net Sales of such Non-Alliance Products at the rate determined in Section 2.3(d). The license granted in this Section 10.10(d) will survive expiration or termination of this Agreement. No license is granted under any Applera Independent Patent Rights or Applera Independent Technology for products or services in the Optional Areas or outside the Alliance Field.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

(e)        Notwithstanding the provisions of this Section 10.10, Abbott may Exploit without limitation, restriction or payment any Applera Independent Technology that, through no fault of Abbott, is not Confidential Information.

10.11       Abbott License Grant to Applera in the Alliance Field. Subject to the terms and conditions of this Agreement,

(a)        Abbott hereby grants to Applera and its Affiliates a worldwide, nonexclusive license, with no right to grant sublicenses, under Abbott Independent Patent Rights, Abbott Independent Technology, Abbott Alliance Patent Rights and Abbott Alliance Technology in the Exclusive Areas solely to the extent necessary for Applera: (i) to perform its obligations expressly set forth in this Agreement; and (ii) to Commercialize Alliance Products during the term of this Agreement.

(b)        The license granted in Section 10.11(a)(i) and (ii) will be royalty-free during the term of this Agreement, except and only to the extent of royalties due to Third Parties for use of Abbott Independent Technology or Abbott Independent Patent Rights.

(c)        Abbott hereby grants to Applera and its Affiliates a worldwide, royalty-bearing, nonexclusive license, with no right to grant sublicenses, under Abbott Alliance Patent Rights and Abbott’s Deliverable Alliance Technology solely to the extent necessary to permit Applera and its Affiliates to Commercialize Non-Alliance Products. This license will be subject to royalties in accordance with Section 10.14 on Net Sales of such Non-Alliance Products at the rate determined in Section 2.3(d) and will survive expiration or termination of this Agreement.

(d)        Abbott hereby grants to Applera and its Affiliates a worldwide, royalty-bearing, nonexclusive license, with no right to grant sublicenses, under Abbott Independent Patent Rights and under Abbott Independent Technology that was previously used by Applera or its Affiliates in Commercialization of an Alliance Product, solely to the extent necessary to permit Applera and its Affiliates to Commercialize Non-Alliance Products that had been subject to rejected NPCDs in the Conditionally Exclusive Areas. Applera will pay Abbott in accordance with Section 10.14(b) a royalty on Net Sales of such Non-Alliance Products at the rate determined in Section 2.3(d). The license granted in this Section 10.11(d) will survive expiration or termination of this Agreement. No license is granted under any Abbott Independent Patent Rights or Abbott Independent Technology for products or services in the Optional Areas or outside the Alliance Field.

(e)        Notwithstanding the provisions of this Section 10.11, Applera may Exploit without limitation, restriction or payment any Abbott Independent Technology that, through no fault of Applera, is not Confidential Information.

10.12       Abbott License Grant to Applera Outside the Alliance Field. In consideration of Applera’s joint funding pursuant to this Agreement, Abbott hereby grants to Applera and its Affiliates the following worldwide, royalty-bearing licenses outside the Alliance Field under the following license terms:

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

(a)        for products, other than therapeutic products, outside the Alliance Field, a nonexclusive license, as determined in accordance with the procedures specified in Section 10.14(c), under Abbott’s Deliverable Alliance Technology and any Abbott Alliance Patent Rights, with a royalty rate negotiated and determined taking into account the factors identified in Section 10.14(a), and in any event of not more than [***] percent ([***]%) on Net Sales of products which incorporate or use such Deliverable Alliance Technology or the manufacture, use, sale, offer for sale or import of which is covered by a Valid Claim of the Abbott Alliance Patent Rights, such license to be subject to the terms and conditions specified in Section 10.14(b);

(b)        the licenses, except if terminated pursuant to Section 17.4, will survive expiration or termination of this Agreement. No royalty will be payable for use of Abbott’s Deliverable Alliance Technology that, through no fault of Applera, is not Abbott Confidential Information; and

(c)        for therapeutic products, there is no license absent separate agreement by the Parties.

10.13       Applera License Grant to Abbott Outside the Alliance Field. In consideration of Abbott’s joint funding pursuant to this Agreement, Applera hereby grants to Abbott and its Affiliates the following worldwide, royalty-bearing licenses outside the Alliance Field under the following license terms:

(a)        for products, other than therapeutic products, outside the Alliance Field, a nonexclusive license, as determined in accordance with the procedures specified in Section 10.14(c), under Applera’s Deliverable Alliance Technology and any Applera Alliance Patent Rights, with a royalty rate negotiated and determined taking into account the factors identified in Section 10.14(a), and in any event of not more than [***] percent ([***]%) on Net Sales of products which incorporate or use such Deliverable Alliance Technology or the manufacture, use, sale, offer for sale or import of which is covered by a Valid Claim of the Applera Alliance Patent Rights, such license to be subject to the terms and conditions specified in Section 10.14(b);

(b)        the licenses, except if terminated pursuant to Section 17.5, will survive expiration or termination of this Agreement. No royalty will be payable for use of Applera’s Deliverable Alliance Technology that, through no fault of Abbott, is not Applera Confidential Information; and

(c)        for therapeutic products, there is no license absent separate agreement by the Parties.

10.14       Royalty Rate Factors and License Terms. Each royalty obligation under Sections 2.3(d), 4.4(a), 10.10(c) and (d), 10.11(c) and (d), 10.12, 10.13 and 17.7(b) will be governed by this Section 10.14 as follows:

(a)        In each case the royalty rate will be negotiated by the Parties but will not be greater than the rate specified, or in the event the Parties cannot reach agreement on

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

the royalty rate by negotiation and the issue is referred to ADR under Article XVIII, the following factors will be considered in determining the royalty rate:

(i)    the strength of the intellectual property subject to the license;

(ii)   the profitability of the products to which such intellectual property would be applicable;

(iii)  whether the intellectual property is foundational to the product or merely incidental;

(iv)  the market royalty rate, if any, for licenses to intellectual property of similar scope for related or alternative technologies;

(v)   the ease with which the intellectual property can be avoided or designed around;

(vi)  whether the licensee will need to obtain licenses to intellectual property controlled by Third Parties in order to Commercialize a royalty bearing product;

(vii) whether the license is exclusive, semi-exclusive or nonexclusive;

(viii)                whether the royalty rate will be dependent upon achievement of specified sales thresholds; and

(ix)   such other factors as are usual and customary in determining a reasonable royalty (e.g., the Georgia-Pacific factors).

(b)        Licenses subject to this Section 10.14 will include the following terms and conditions:

(i)    if the license being negotiated is other than exclusive, the royalty rate will be subject to adjustment to be at least as favorable to the licensee and its Affiliates as the royalty rate provided to any other of the licensor’s licensees under the same rights for comparable products in comparable markets (most favored licensee protection);

(ii)   the royalty rate will be additive to any royalty owed to a Third Party (Third Party royalties additional);

(iii)  Third Party royalties owed will be passed through by the licensor without mark-up (no mark-up on any pass through);

(iv)  if a product is subject to more than one license which is subject to this Section 10.14 or, for a given license, a product is subject to

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

multiple patents or technology grants, then the royalty rate will be the highest rate applicable for a given license, but royalties will not be cumulative, except for any Third Party royalties (no royalty stacking);

(v)   the term for royalty payments will be: (A) for licenses under Patent Rights, until expiration of the last to expire of the licensed patents on products which, but for the license, would infringe a Valid Claim of the licensed patents; and (B) for licenses under Technology, for a period of ten (10) years commencing from the first Commercialization of any product which is made using or otherwise embodies the Technology, but only if and for so long as Technology is Confidential Information;

(vi)  net sales will be calculated in the same manner as Net Sales;

(vii) royalty payments will made in accordance with Section 9.7 within seventy-five (75) days after the end of each calendar quarter for sales during such preceding calendar quarter, and each royalty payment will be accompanied by a written report of net sales of the applicable products or services sold during the preceding calendar quarter and the royalties due;

(viii)                the Party and its Affiliates paying royalties will keep records sufficient to determine royalties due and will make them available for audit in accordance with Sections 9.8 and 9.9; and

(ix)   such other terms and conditions as are usual and customary.

(c)        The terms and conditions for licenses under Sections 2.3(d), 4.4(a), 10.10(c) and (d), 10.11(c) and (d), 10.12, 10.13 and 17.7(b) will be negotiated and determined in accordance with the following procedures:

(i)    the Parties will negotiate for a period of three (3) months commencing from written notice by the prospective licensee to the prospective licensor. The royalty factors and terms set forth in Sections 10.14(a) and 10.14(b) will be used as guidance to the Parties; and

(ii)   if after completion of the three (3) month negotiation period the Parties are unable to reach agreement, the issue of the license terms will be submitted to ADR pursuant to Sections 18.1 through 18.5, with each side required to submit its last, best proposed terms to the neutral. The neutral will select one of the Parties’ proposals and the prospective licensee will have the option of either electing to enter into an agreement with the terms of the selected proposal or to forever forgo its right to a license.

(d)        Royalties paid by one Party to the other Party in accordance with this Section 10.14, for purposes of the Alliance Program, will not be considered as Revenue of the receiving Party or Allowable Expenses for the paying Party.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

ARTICLE XI

PATENT RIGHTS MAINTENANCE AND ENFORCEMENT

11.1         Independent Patent Rights. Each Party will have the exclusive right, but not the obligation, at its sole expense, to prepare, file, prosecute, maintain and abandon all of its Independent Patent Rights. A Party will give the other Party sixty (60) days advance written notice of its intention to assign to a Third Party any of its Independent Patent Rights to the extent reasonably related to the Exclusive Areas and the Conditionally Exclusive Areas. To the extent the JRB determines an Independent Patent Right claims the manufacture, use, sale, offer for sale or import of an Alliance Product as of the date of assignment of such Independent Patent Right to a Third Party, the Party assigning the Independent Patent Right will reserve for itself and the other Party a nonexclusive, royalty-free, worldwide, irrevocable license to Commercialize the Alliance Product during the term of this Agreement and after termination pursuant to Sections 17.7(b)(ii) and (iii). Assigned Independent Patent Rights will be subject to licenses granted prior to such assignment pursuant to Sections 10.10 and 10.11 with respect to Non-Alliance Products. Expenses associated with preparation, filing, prosecution and maintenance of Independent Patent Rights will not be Allowable Expenses.

11.2         Alliance Patent Rights. Each Party will have the exclusive right, but not the obligation, at its sole expense, to prepare, file, prosecute and maintain all of its Alliance Patent Rights. All reasonable costs and fees incurred by a Party in connection with preparation, filing, prosecution and maintenance of Alliance Patent Rights in a Major Market Country will be Allowable Expenses. To the extent any Alliance Patent Right is or becomes reasonably necessary for or important to performance by either Party of any aspect of the Alliance Program or reasonably necessary for or important to manufacture or Commercialization of an Alliance Product, the Party owning such Alliance Patent Right will exercise commercially reasonable efforts consistent with good faith business practices to maintain ownership or Control of such Alliance Patent Rights.

(a)        To the extent a Party elects not to file for an Alliance Patent Right in a Major Market Country or elects to abandon any Alliance Patent Right already filed in any country, that Party will notify the other Party in writing not less than sixty (60) days prior to the date such election is irrevocable without additional cost, and will offer the other Party the opportunity to assume, at the other Party’s sole expense, the right to file for, prosecute and maintain such Alliance Patent Right in such country. If the other Party accepts the offer by written notice to the first Party, the first Party will assign such Alliance Patent Right to the other Party and will reasonably assist the other Party in assuming the filing, prosecution and maintenance of such Alliance Patent Right in such country. Such Alliance Patent Right thereafter will be the other Party’s Independent Patent Rights.

(b)        With respect to each United States patent application that is an Alliance Patent Right, not less than sixty (60) days before filing any application for corresponding patent protection in foreign countries, the Party owning the Alliance Patent Right will give to JRB a copy of the priority application and written notice of the foreign countries selected for filing. The JRB, in writing within thirty (30) days after such notice, may reject any selected country outside the Major Market Countries and may request filing of applications in

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additional foreign countries. The Party will file in such additional countries and may file in the rejected countries. All reasonable costs associated with filing, prosecution and maintenance of applications in Major Market Countries and in any such additional countries requested by the JRB will be Allowable Expenses. Expenses associated with filing, prosecution and maintenance in rejected countries will be borne solely by the filing Party.

(c)        At least once annually, each Party will provide to the other Party a written report of the status of each pending and issued Alliance Patent Right.

11.3         Joint Alliance Patent Rights. The JRB will determine which Party will control the preparation, filing, prosecution and maintenance of each Joint Alliance Patent Right (“Controlling Party”). The Controlling Party will prepare, file, prosecute and maintain all such Joint Alliance Patent Rights in each of the Major Market Countries and such other countries as the JRB approves, and the reasonable expenses thereof will be Allowable Expenses.

(a)        If the Controlling Party elects not to apply for a Joint Alliance Patent Right in any country (other than a Major Market Country or such other countries as the JRB approves) or elects to abandon any Joint Alliance Patent Right already filed in any country, the Controlling Party will notify the other Party in writing not less than sixty (60) days prior to the date such election is irrevocable without additional cost, and will offer the other Party the opportunity to assume, at the other Party’s sole expense, the right to file for, prosecute and maintain such Alliance Patent Right in such country. If the other Party accepts the offer by written notice to the Controlling Party, the Controlling Party will assign its interest in such Joint Alliance Patent Right to the other Party and will reasonably assist the other Party in assuming the filing, prosecution and maintenance of such Joint Alliance Patent Right in such country. Such Joint Alliance Patent Right thereafter will be the other Party’s Independent Patent Rights.

(b)        With respect to filing, prosecution and maintenance of each Joint Alliance Patent Right, the Controlling Party will provide to the other Party: (i) a copy of the patent application sufficiently prior to filing to permit the other Party reasonable opportunity to review and make reasonable comments thereon; (ii) a copy of the patent application promptly after such filing; (iii) copies of all substantive communications received from patent office(s) with respect to such filings; and (iv) copies of all substantive communications to be sent to the patent office(s) with respect to such filings sufficiently before a due date to permit the other Party to review and make reasonable comments thereon.

(c)        The other Party, when requested by the Controlling Party, will use commercially reasonable efforts to assist the Controlling Party in preparing, filing or maintaining the patent applications and patents within the Joint Alliance Patent Rights. The reasonable expenses associated with providing such assistance will be Allowable Expenses.

11.4         Alliance Patent Rights Enforcement Outside Exclusive Areas. A Party will have the exclusive right, but not the obligation, at its sole expense, to enforce all of its Alliance Patent Rights outside the Exclusive Areas in the Alliance Field. Any recovery realized as a result of such suit, claim or action or related settlement may be retained by the Party; provided, however, that if a settlement grants rights under the Alliance Patent Rights to the accused Third Party, Section 10.3(f) or 10.4(f) will apply. Expenses incurred in any such enforcement will not

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be Allowable Expenses. To the extent the alleged infringement or the scope of the settlement is outside the Alliance Field, there will be no sharing between the Parties of any expenses or recoveries.

11.5         Alliance Patent Rights Enforcement in the Exclusive Areas. Each Party will promptly notify the other Party in writing if it learns of any actual, alleged or threatened infringement of any Alliance Patent Right by a Third Party in the Exclusive Areas. The Party owning the affected Alliance Patent Right will have the first right, but not the obligation, at its own expense, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of the Alliance Patent Right by a Third Party in the Exclusive Areas, including the defense and settlement, to the extent such infringement is in the Exclusive Areas. If the owning Party does not initiate an infringement action or otherwise take affirmative measures to abate any such actual, alleged or threatened Third Party infringement of the Alliance Patent Right within ninety (90) days of the later of: (a) receiving notification from the other Party under this Section 11.5 of such infringement; (b) sending notice to the other Party under this Section 11.5 of such infringement; or (c) receiving a written request from the other Party to take action with respect to such infringement, then the other Party will have the right, but not the obligation, at its own expense, to bring suit (or take other appropriate legal action) against any such actual, alleged or threatened infringement of the Alliance Patent Right by a Third Party in the Exclusive Areas, including the defense and settlement thereof. In the event either Party brings an infringement action in accordance with this Section 11.5, such Party will notify the other Party in writing at least fifteen (15) days prior to filing such action and the other Party will provide reasonable assistance and authority to file and bring the action, including, if required to bring such action, being joined as a party plaintiff; provided, however, that neither Party will be required to transfer any right, title or interest in or to any of its Alliance Patent Rights to the other Party or a Third Party to confer standing on a Party hereunder. In addition, if either Party brings an infringement action hereunder, the other Party will have the right to be represented separately in such action by counsel of its own choice, at its own expense. Any recovery realized as a result of such suit, claim or action or related settlement will first be applied pro rata to reimburse the Parties’ reasonable costs and expenses in connection with such suit, claim or action, and any remaining amounts will be Licensing Revenue. Reasonable expenses not offset will be Allowable Expenses; provided, however, that the Party not bringing the infringement action may, by written notice to the other Party within sixty (60) days from receipt of the notice of intent to file such action, elect to opt-out from any monetary recovery resulting from such action, including any settlement proceeds, and in such case, the reasonable expenses of the Party prosecuting the action will not be Allowable Expenses.

11.6         Joint Alliance Patent Rights Enforcement. Each Party, at its own expense, will have the right, but not the obligation, to initiate an action to enforce a Joint Alliance Patent Right against accused infringer(s) outside the Alliance Field. The Party initiating the action will notify the other Party and identify the accused infringer(s). The other Party will cooperate in any such action by (i) agreeing to be named as party to the action solely to the extent necessary to maintain the action, and (ii) not granting any license under the Joint Alliance Patent Right to the identified accused infringer(s) until after such action is finally resolved. No Party will settle the action without the other Party’s prior written consent, which consent will not be unreasonably withheld or delayed, if the terms of settlement would deprive the other Party of its rights in the asserted Joint Alliance Patent Rights. Any recovery realized as a result of such suit, claim or

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action or related settlement will first be applied pro rata to reimburse the Parties’ reasonable costs and expenses in connection with such suit, claim or action, and any remaining amounts will be retained by the Party initiating the action. Reasonable expenses not offset will not be Allowable Expenses. A Party wishing to enforce a Joint Alliance Patent Right against infringement in the Alliance Field will notify the JRB in writing and identify the accused infringer(s). If the JRB approves of the action, any monetary recovery will be considered Licensing Revenue and all reasonable expenses incurred in the enforcement action will be Allowable Expenses. If the enforcement action for infringement in the Alliance Field is not approved by the JRB, the Party wishing to enforce a Joint Alliance Patent Right may still bring the action, but such Party will be solely responsible for all expenses incurred in the enforcement action and will be solely entitled to retain any monetary recovery. In either case, the other Party will cooperate in any such action by (i) agreeing to be named as party to the action solely to the extent necessary to maintain the action, and (ii) not granting any license under the Joint Alliance Patent Right to the identified accused infringer(s) until after such action is finally resolved. Any settlement will be subject to Section 10.5(f), and no Party will settle the action without the other Party’s prior written consent, which consent will not be unreasonably withheld or delayed, if the terms of settlement would deprive the other Party of its rights in the asserted Joint Alliance Patent Rights.

11.7         Defense of Third Party Infringement Actions. Each Party will promptly notify the other Party in the event of a claim or suit by a Third Party alleging infringement of a Third Party patent based on use of Alliance Technology or manufacture, use, sale, offer for sale or import of an Alliance Product by a Party or customer. Promptly after such notice, the Parties will confer. The Party against whom the action is filed will defend and control the defense, and the other Party will cooperate with the defending Party. If the alleged infringement is in the Alliance Field: (a) all reasonable costs associated with the defense of the action will be Allowable Expenses; (b) any payment as damages or in settlement allocated to sales of Alliance Products during the term of this Agreement which are recognized as Revenue will be approved by the JRB pursuant to Section 3.6 and if approved will be Allowable Expenses; and (c) any settlement that requires payment to the Third Party for the prospective right to Commercialize the Alliance Product in the Alliance Field will require approval of the JRB pursuant to Section 3.6. Each Party will individually bear the risks and costs of infringing Third Party Patent Rights for its activities which are either outside the term of this Agreement or outside the Alliance Field for any product such Party manufactures or Commercializes.

11.8         Non-Alliance Product Infringement Issues. Each Party will have the exclusive right, at its sole expense, to defend and control the defense of any action alleging infringement of a Third Party’s patent by such Party’s Non-Alliance Products.

ARTICLE XII

TRADEMARKS

12.1         Trademark Usage. Subject to continuing compliance with applicable quality control standards, each Party will permit use of its trademark or trade name with each Alliance Product to appropriately acknowledge its contribution to the research, Development, manufacture or distribution thereof. The JRB will determine the trademarks, trade names and domain names to be used in connection with promotion, distribution and sale of each Alliance

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Product (collectively, the “Marks”). In addition to trademarks, trade names or domain names owned by a Party and used to Commercialize Alliance Products (“Party Marks”), the JRB may adopt new trademarks, trade names or domain names for Alliance Products (“New Marks”). Either Party may propose a New Mark to the JRB for approval. Prior to submission to the JRB, such Party must first determine the availability of such New Mark in the Major Market Countries. Neither the Supplier nor the Distributor thereof may alter, remove or modify such Marks, or affix any other trademark to such Alliance Product, without the prior written consent of the JRB.

12.2         Labels. Each Alliance Product will be distributed in the original packages under the original labels with the original inserts provided by Supplier, unless otherwise agreed to by the JRB. The Distributor thereof may alter, remove or modify such packages, labels or inserts, or add any other packaging, label or insert to such Alliance Product if necessary to comply with local requirements, but the Distributor may not alter, remove or modify Marks used on such packages, labels or inserts without the prior written consent of the JRB.

12.3         Party Trademark Rights. Each permitted use of a Party Mark, to the extent used in the Alliance Program, will clearly indicate the respective Party’s ownership of the Mark. Except as permitted by the JRB pursuant to Section 12.1, nothing in this Agreement is intended to grant to either Party any license or interest in the Party Marks of the other Party. Each Party acknowledges the other Party’s claim of ownership of Party Marks of such other Party. A Party’s use of the other Party’s Party Marks will inure to the benefit of and be on behalf of the owner thereof. To the extent enforceable under applicable law, a Party will not challenge the ownership of any Party Mark, and a Party will not take any action that is inconsistent with, or may impair, the other Party’s right, title and interest to its Party Marks. Neither Party will represent to any Third Party that it has any ownership interest in such Party Marks of the other Party.

12.4         New Trademark Rights. The Parties will have the right to use New Marks relating to any Alliance Product solely in connection with the promotional, marketing and sales activities of the Alliance Program. The Distributor for a particular Alliance Product will own the New Marks associated therewith. The Distributor will be responsible for obtaining and maintaining registration of and for enforcing and defending such New Marks. All costs associated with the search for and the registration, maintenance, defense and enforcement of any approved New Mark will be considered Allowable Expenses. In the event the Distributor transfers an Alliance Product to the other Party for distribution pursuant to Section 7.4, the Distributor will assign to the other Party all New Marks associated with the transferred Alliance Product and goodwill associated therewith. In the event an Alliance Product is terminated pursuant to Section 17.2, the JRB will decide, on a case by case basis, whether one Party may own the New Mark associated with the terminated Alliance Product in the post-termination period for a nominal royalty to be paid to the other Party, or whether it is better to prohibit either Party from using the New Mark and let the New Mark go unused and be subject to Third Party use under applicable law.

12.5         Trademark Challenges. Each Party will promptly notify the other Party in writing of any challenges to the validity or allegations of infringement or unauthorized use of any of the Party Marks of the other Party that are used in connection with the Alliance Program,  actual or threatened, that may come to such Party’s attention. Unless the JRB otherwise

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determines, each Party will be responsible for and will assume all expenses of the defense and enforcement of its Party Marks.

12.6         Post-Termination Rights. Upon termination or expiration of this Agreement, the Distributor may continue to use the Marks on the terms agreed to previously by the Parties solely in connection with promotion, marketing, distribution and sale of Alliance Products permitted after such termination or expiration as provided in Article XVII. Except as provided in the preceding sentence, each Party will discontinue all use of Party Marks owned by the other Party on termination or expiration of this Agreement. Upon termination or expiration of this Agreement, each Party will cooperate with the other Party and execute any and all documents requested for the purpose of canceling any registered user or other rights with respect to the other Party’s Party Marks that such Party may have acquired in operating hereunder.

ARTICLE XIII

COPYRIGHTS

13.1         Copyright License. To the extent a Party’s Copyrighted Works are included in its Independent Technology and Alliance Technology, the Party hereby grants to the other Party licenses of the scope granted under the corresponding Independent Technology and Alliance Technology pursuant to Article X. Copyrighted Works that are part of Joint Alliance Technology will be subject to Section 10.5.

13.2         Copyright Marking. The Supplier will ensure that any Copyrighted Works associated with Alliance Products are marked with appropriate copyright markings and accompanied with appropriate restrictive licenses, and the Distributor may not remove such markings and licenses. Each Party may copy and distribute to its sales representatives Alliance Product advertising, literature and other materials prepared by or on behalf of a Party for the purpose of fulfilling its obligations under this Agreement.

13.3         Copyright Infringement. Upon becoming aware of any infringement of any of the other Party’s copyrights that are used in connection with the Alliance Program, such Party will promptly notify the other Party in writing of any such infringement and will provide the other Party with reasonable assistance in initiating and prosecuting any legal action against any infringer of the other Party’s copyrights.

ARTICLE XIV

CONFIDENTIALITY

14.1         Confidentiality. Subject to this Article XIV, each Party will: (a) maintain in confidence the Confidential Information of the other Party; (b) have the right to use the Confidential Information of the other Party solely for the purpose of performing its obligations and exercising its rights under this Agreement; (c) not use or grant to others the use of the Confidential Information of the other Party except as expressly permitted hereby; and (d) not disclose the Confidential Information of the other Party except on a need-to-know basis to such Party’s directors, officers, employees, agents, consultants and contractors, to the extent such

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disclosure is reasonably necessary in connection with such Party’s activities as expressly authorized by this Agreement. Each Party will ensure that any of its directors, officers, employees, agents, consultants and contractors having access to the other Party’s Confidential Information is under a contractual obligation to the Party to hold in confidence and not use such Confidential Information, except as permitted under this Agreement. To the extent that disclosure to any person is authorized by this Agreement, prior to disclosure, a Party will obtain written agreement of such person to hold in confidence and not disclose, use or grant the use of the Confidential Information of the other Party except as expressly permitted under this Agreement. Each Party will notify the other Party promptly upon discovery of any unauthorized use or disclosure of the other Party’s Confidential Information. In performance of its obligation under this Section 14.1, each Party will exercise the same degree of care as it exercises with respect to its own proprietary information.

14.2         Terms of Agreement. No Party may disclose any terms or conditions of this Agreement to any Third Party without the prior consent of the other Party; provided, however, that a Party may disclose, under terms of confidentiality equivalent to those in this Article XIV, the terms or conditions of this Agreement (a) on a need-to-know basis to its legal and financial advisors to the extent such disclosure is reasonably necessary, and (b) to a Third Party in connection with: (i) a private placement equity investment in such Party greater than Ten Million dollars ($10,000,000); (ii) a merger, consolidation or similar transaction by such Party; or (iii) the sale or other transfer of all or substantially all of such Party’s assets to which this Agreement pertains. Notwithstanding the provisions of this Section 14.2, a Party may disclose to potential customers and partners general aspects of this Agreement, provided that no financial terms of this Agreement are disclosed.

14.3         Permitted Disclosures. The confidentiality obligations under this Article XIV will not apply to the extent that a Party is required to disclose information (a) by applicable law, regulation or order of a governmental agency or a court of competent jurisdiction, or (b) pursuant to the rules and regulations of any exchange or market on which a Party’s securities are traded or listed; provided, however, that: (i) in the case of any such disclosure being required under legal, regulatory or judicial process, such Party will: (A) provide written notice thereof to the other Party; (B) consult with the other Party with respect to such disclosure and use all reasonable efforts to provide the other Party with sufficient opportunity to object to any such disclosure or to request confidential treatment thereof; and (C) disclose only that portion of Confidential Information or other information disclosed of which is restricted hereunder that it determines (based on advice of its legal counsel) is legally required to be disclosed, and will exercise its commercially reasonable efforts to obtain reliable assurance that confidential treatment required hereby will be accorded such information; and (ii) in the case any Party determines (based on advice of its legal counsel) that it is required to make a disclosure permitted under this Section 14.3, other than as a result of legal, regulatory or judicial process, such Party will use all reasonable efforts to provide the other Party with sufficient opportunity to object to any such disclosure or request confidential treatment thereof. The confidentiality obligations of this Article XIV also will not apply to the content of professional publications that have been approved for publication pursuant to the requirements of the procedure to be established by the JRB pursuant to Section 3.2(f).

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14.4         Disclosure to Investors and Rating Agencies. Notwithstanding Sections 14.2 and 14.3, each Party may disclose the financial results of the Alliance Program to its current and potential investors (including securities analysts) and rating agencies. The scope of such disclosure will be of the type ordinarily disclosed by corporations in the healthcare field to investors and rating agencies. For avoidance of doubt, each Party may disclose Alliance Program end user sales, which sales include end-user sales of Alliance Products plus OEM Alliance Products, and its share of operating profit or loss, as calculated in Section 9.2, in its quarterly earnings releases and related filings with the U.S. Securities and Exchange Commission. The disclosing Party will provide the other Party with two (2) business days’ prior notice of any extraordinary financial disclosure.

14.5         Term of Obligations. The obligations of Sections 14.1 and 14.3 will expire five (5) years after termination or expiration of this Agreement. Within such five (5) year period, either Party may notify, in writing, the other Party of Confidential Information considered to be a trade secret of the notifying Party, in which event, the other Party will comply with the terms of Sections 14.1 and 14.3 with respect to such identified trade secret so long as it retains the characteristics of Confidential Information.

ARTICLE XV

REPRESENTATIONS AND WARRANTIES

15.1         Representations. Each Party represents and warrants to the other Party as of the Effective Date as follows:

(a) except as otherwise identified in writing and delivered to the other Party prior to the Effective Date, the execution, delivery to the other Party and performance by it of this Agreement and its compliance with the terms and provisions of this Agreement do not and will not conflict, in any material respect, with, or result in a breach of, any of the terms or provisions of: (i) any other contractual obligations of such Party, except as more specifically described on Exhibit 2.2 hereto; (ii) the provisions of its charter, operating documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which it or any of its property is bound except where such breach or conflict would not materially impact the Party’s ability to meet its obligations hereunder;

(b) this Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms except as (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights and (ii) equitable principles of general applicability;

(c) such Party is a corporation duly organized, validly existing and in good standing under the laws of the state or other jurisdiction of incorporation or formation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof except where failure to be in good standing would not materially impact the Party’s ability to meet its obligations hereunder;

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(d) such Party is duly authorized, by all requisite corporate action, to execute and deliver this Agreement and the execution, delivery and performance of this Agreement by such Party does not require any shareholder action or approval, and the person executing this Agreement on behalf of such Party is duly authorized to do so by all requisite corporate action; and

(e) no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such Party in connection with the valid execution, delivery and performance of this Agreement, except for any filings under any applicable securities, trade, or competition laws and except where the failure to obtain any of the foregoing would not have a material adverse impact on the ability of such Party to meet its obligations hereunder.

15.2         Represented by Counsel. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.

15.3         Disclaimer Of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 15.1, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY ALLIANCE PRODUCTS, ALLIANCE TECHNOLOGY, ALLIANCE PATENT RIGHTS, OR ANY OF ITS INDEPENDENT TECHNOLOGY OR INDEPENDENT PATENT RIGHTS. ADDITIONALLY, EACH PARTY EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT THE MANUFACTURE, USE, SALE, OFFER FOR SALE, IMPORT, COPYING OR DISTRIBUTION OF ANY ALLIANCE PRODUCT OR OTHER PRODUCT OR METHOD SUBJECT TO THIS AGREEMENT WILL NOT INFRINGE OR MISAPPROPRIATE THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY. ALL TECHNOLOGY PROVIDED BY ONE PARTY TO THE OTHER PARTY PURSUANT TO THIS AGREEMENT IS PROVIDED “AS IS.”

ARTICLE XVI

INDEMNIFICATION

16.1         By Abbott. Abbott will indemnify and hold harmless Applera, its Affiliates and their respective directors, officers, employees and agents (“Applera Indemnitees”) from and against all losses, liabilities, damages and expenses, including reasonable attorneys’ fees and costs (collectively, “Liabilities”), incurred as a result of any claims, demands, actions or other proceedings by any Third Party to the extent resulting from: (a) the material breach of any representation, warranty or covenant by Abbott under this Agreement; (b) the use by Abbott of any Technology of Applera or Confidential Information of Applera provided hereunder (except to the extent indemnified by Applera under clause (c) of Section 16.2); (c) subject to Sections 11.7 and 11.8, the infringement of any intellectual property rights of a Third Party by Abbott

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Existing Products prior to but not after becoming Alliance Products; or (d) the negligence or willful misconduct of Abbott. The obligation to indemnify pursuant to Section 16.1(a) will expire three (3) years after expiration or termination of this Agreement. The indemnity obligations pursuant to Sections 16.1(b), (c) and (d) will continue so long as a cause of action giving rise to the right of indemnification may be brought by the Applera Indemnitees.

16.2        By Applera. Applera will indemnify and hold harmless Abbott, its Affiliates and their respective directors, officers, employees and agents (“Abbott Indemnitees”) (For purposes of this Article XVI, the term “Indemnitee” may refer to either or both the Applera Indemnitees and the Abbott Indemnitees, as the context may indicate) from and against all Liabilities, incurred as a result of any claims, demands, actions or other proceedings by any Third Party to the extent resulting from: (a) the material breach of any representation, warranty or covenant by Applera under this Agreement; (b) the use by Applera of any Technology of Abbott or Confidential Information of Abbott provided hereunder (except to the extent indemnified by Abbott under clause (c) of Section 16.1); (c) subject to Sections 11.7 and 11.8, the infringement of any intellectual property rights of a Third Party by Applera Existing Products prior to but not after becoming Alliance Products; or (d) the negligence or willful misconduct of Applera. The obligation to indemnify pursuant to Section 16.2(a) will expire three (3) years after expiration or termination of this Agreement. The indemnity obligations pursuant to Sections 16.2(b), (c) and (d) will continue so long as a cause of action giving rise to the right of indemnification may be brought by the Abbott Indemnitees.

16.3         Procedure. If a Party or Indemnitee intends to claim indemnification under this Article XVI, it will promptly notify the other Party (the “Indemnitor”) in writing of any claim, demand, action or other proceeding for which the Indemnitee intends to claim such indemnification, and the Indemnitor may participate in, and, to the extent the Indemnitor so desires, assume the defense of such claim, demand, action or proceeding with counsel mutually satisfactory to the Parties; provided, however, that an Indemnitee will have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnitee and any other Party represented by such counsel in such proceeding. The obligations of this Article XVI will not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent will not be unreasonably withheld or delayed. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, will relieve the Indemnitor of any obligation to the Indemnitee under this Article XVI. The Indemnitee will reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this Article XVI.

16.4         Insurance. During the term of this Agreement and so long as Alliance Products are being sold or used, each Party will maintain comprehensive general liability, property damage, and product liability insurance, through insurance carriers with an A.M. Best Rating of A-VII or better rating. Such insurance coverage will be maintained with policy limits to reasonably cover the obligations and the scope of activities contemplated herein, and will name the other Party as an additional insured. Each Party will, at the reasonable request of the other Party, provide the other Party with evidence of such insurance coverage. Notwithstanding

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the foregoing, and only upon written notice to Applera of its agreement to provide protection of the scope contemplated by this Section 16.4, Abbott may self-insure against each risk identified in this Section 16.4 in amounts not less than the amounts identified as appropriate hereunder.

ARTICLE XVII

TERM AND TERMINATION

17.1         Expiration. This Agreement will commence on the Effective Date and, unless earlier terminated pursuant to this Article XVII, will continue in effect until June 24, 2017.

17.2         Termination of an Alliance Product or NPCD. The JRB will have the right to terminate an Alliance Product (including a JRB-approved NPCD project), without terminating this Agreement in its entirety. An Alliance Product may only be terminated by the JRB at the end of a Contract Year. The Party requesting termination of the Alliance Product by the JRB (“Requesting Party”) must provide the non-Requesting Party with at least one Contract Half Year’s prior written notice of its request to terminate.

(a) If the terminated Alliance Product had been in the Conditionally Exclusive Areas or the Optional Areas prior to JRB approval of the NPCD or the terminated Alliance Product was an OEM Instrument or Alliance Instrument subject to Section 8.4 or 8.5, the non-Requesting Party may Commercialize the terminated Alliance Product as a Non-Alliance Product subject to the terms of Sections 2.3(d) and 4.4(b).

(b) If the terminated Alliance Product had been in the Exclusive Areas, Section 1.26(a)-(f), prior to JRB approval of the NPCD, upon termination of an Alliance Product under this Section 17.2, except to the extent necessary to perform its obligations pursuant to continuing other Alliance Products under the Alliance Program, each Party will promptly return to the other Party (unless otherwise approved by the JRB and except for one copy for archival purposes only) all physical embodiments of any of the other Party’s Independent Technology, Confidential Information and Copyrighted Works that were provided by the other Party under this Agreement and that are unique to the terminated Alliance Product.

17.3         Termination by Mutual Agreement. The Parties may agree to terminate this Agreement at any time on mutually agreed upon terms.

17.4         Termination by Abbott. Abbott may terminate this Agreement by a written notice to Applera that identifies a material breach by Applera of its material obligations hereunder, and such termination will be effective sixty (60) days after the written notice unless the identified breach has been cured by Applera in the interim. If the breach has been cured prior to expiration of the sixty (60)-day cure-period, the notice of termination will be void. In lieu of seeking termination of this Agreement, Abbott may seek compensatory damages and/or equitable relief as a remedy of an uncured material breach by Applera.

17.5         Termination by Applera. Applera may terminate this Agreement by a written notice to Abbott that identifies a material breach by Abbott of its material obligations hereunder, and such termination will be effective sixty (60) days after the written notice unless the identified breach has been cured by Abbott in the interim. If the breach has been cured prior

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

to expiration of the sixty (60)-day cure-period, the notice of termination will be void. In lieu of seeking termination of this Agreement, Applera may seek compensatory damages and/or equitable relief as a remedy of an uncured material breach by Abbott.

17.6         Other Termination. For calendar year 2009, if the Revenue of the Alliance Program is [***] or the Total Operating Profit of the Alliance Program is [***], either Party may give notice by no later than April 1, 2010 of its intent to terminate this Agreement, and upon such notice, this Agreement will terminate on December 31, 2010. In determining Total Operating Profit of the Alliance Program for purposes of this Section 17.6, all non-recurring, extraordinary items having a value of more than [***] shall be excluded from the calculation. For the purposes of this Agreement, “Total Operating Profit” means, with respect to the Alliance Program, the combined Revenue of the Parties less the combined Allowable Expenses of the Parties. For the purposes of this Section 17.6, Revenue includes Alliance Products and OEM Alliance Products.

17.7         Rights and Obligations. The following rights and obligations will apply on and after the Termination Date:

(a) On the Termination Date, the Parties will enter into a [***] tail down period (“TDP”). During this period, each Party may continue to sell: (i) any Alliance Products that it was a Distributor for and that was Commercialized prior to the Termination Date; and (ii) any Alliance Products that it was designated by the JRB as Distributor for and Regulatory Approval was filed for prior to the Termination Date. After the expiration of the relevant TDP, each Party may continue to sell the Alliance Products described in Sections 17.7(a)(i) and (ii) subject, to the extent applicable, to the license grants hereunder.

(b) Effective as of the Termination Date:

(i)    Each Party hereby grants a worldwide, royalty-bearing, nonexclusive license, as determined in accordance with the terms and procedures specified in Section 10.14, with no right to grant sublicenses, under its solely-owned Alliance Patent Rights and Deliverable Alliance Technology to the other Party to Exploit (without the right to grant further licenses) any product or service in the Alliance Field. The license granted herein will continue until the last to expire of the granting Party’s Alliance Patent Rights. The license granted herein does not require any additional disclosure of Alliance Technology to the other Party. The royalty for licenses granted pursuant to this Section 17.7(b)(i) will be negotiated and determined taking into account the factors identified in Section 10.14(a), and in any event the greater of [***] percent ([***]%) of Net Sales of products sold or services rendered pursuant to such licenses or the TDP Royalty (as defined in Section 17.7(c)), to the extent applicable pursuant to Section 17.7(c).

(ii)   Each Party hereby grants a worldwide, royalty-bearing, nonexclusive license, as determined in accordance with the terms and procedures specified in Section 10.14, with no right to grant sublicenses under its Independent Patent Rights to the other Party solely to the extent necessary to Exploit (without the right to grant further licenses): (A) the license granted in Section 17.7(b)(i); (B) Joint Alliance Patent Rights in the Alliance Field; and (C)

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the other Party’s solely-owned Alliance Patent Rights in the Alliance Field. The royalty for licenses granted pursuant to this Section 17.7(b)(ii) will be negotiated and determined taking into account the factors identified in Section 10.14(a), and in any event, will not be more than [***] percent ([***]%) of such Net Sales of products sold or services rendered pursuant to such licenses plus any pass through royalty rates due to Third Parties or the TDP Royalty, to the extent applicable pursuant to Section 17.7(c).

(iii)  Each Party hereby grants to the other Party a worldwide, royalty-bearing, nonexclusive license, as determined in accordance with the terms and procedures specified in Section 10.14, with no right to grant sublicenses, under the granting Party’s Independent Patent Rights and Independent Technology to the extent, and only to the extent, such Independent Patent Rights or Independent Technology were used by the other Party prior to the Termination Date in Commercialization of a Non-Alliance Product of the other Party or an Alliance Product, to Exploit (without the right to grant further licenses) solely in the Alliance Field those products or services that are: (A) first Commercialized by the other Party after the Termination Date; (B) not subject to the licenses granted under Section 17.7(b)(ii); and (C) not a Competing Product (“New Post-Termination Products”). The Parties will negotiate the applicable royalty rate on Net Sales of such New Post-Termination Products in the Alliance Field; provided, however, that the royalty rate will be negotiated and determined taking into account the factors identified in Section 10.14, and in any event not more than [***] percent ([***]%) of such Net Sales, plus any royalties due to Third Parties for use of such Independent Patent Rights or Independent Technology.

(iv)  Each Party who is a Supplier of an Alliance Product as of the Termination Date will promptly disclose to the other Party (to the extent not already disclosed) all Technology, including batch records for each Alliance Product, used by the Supplier prior to the Termination Date in manufacturing the Alliance Product. The Supplier also will, to the extent permitted, grant to the other Party any intellectual property rights reasonably necessary to permit the other Party to use the manufacturing Technology.

(c)        In consideration for the post-termination rights granted in Sections 17.7(a) and (b) and the value each Party contributed to the Alliance Program, each Party will pay to the other Party a percentage on Division Margin, as defined in Exhibit 17.7(c), of all Alliance Products, of all Post-Termination Competing Products and, for the first twelve (12) months after Commercialization of only those Post-Termination Acquired Products that are subject to Section 17.7(d)(i)(A), any of which are sold or otherwise disposed of in the Alliance Field by such Party, in the amounts and for the periods of time as set forth in Exhibit 17.7(c) (“TDP Royalty”), unless otherwise provided to the contrary.

(d)        For purposes of this Article XVII, with respect to a Party that Commercializes a Post-Termination Acquired Product that is also a Competing Product, one of the following scenarios will occur:

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(i)    if the Party acquiring a Post-Termination Acquired Product is also the Distributor of the competing Alliance Product and such acquisition is closed within the first twenty - four (24) months after the Termination Date, then the acquiring Party must provide prompt written notice to the other Party regarding the Post-Termination Acquired Product, and the other Party, within thirty (30) days after receipt of such notice, may elect, by providing written notice to the acquiring Party, either:

     (A)     to accept TDP Royalties on both the Post-Termination Acquired Product that is a Competing Product and the competing Alliance Product for the first twelve (12) months following acquisition, unless the Parties mutually agree that such period be shorter, and then at the end of the twelve (12) month period, or such other mutually agreed upon period, such other Party would control the competing Alliance Product and the acquiring Party would control the Post-Termination Acquired Product and neither product will be subject to any further TDP Royalties; or

     (B)      to immediately control the competing Alliance Product. In the event the other Party makes an election under this Section 17.7(d)(i)(B), there will be a ninety (90) day transition of the competing Alliance Product to the other Party, during which time the other Party will continue to receive TDP Royalties on sales by the Distributor of such competing Alliance Product (but will not receive any TDP Royalties on the Post-Termination Acquired Product) and thereafter the competing Alliance Product will not be subject to any further TDP Royalties;

(ii)   if the Party acquiring a Post-Termination Acquired Product is also the Distributor of the competing Alliance Product and such acquisition is closed after the first twenty-four (24) months after the Termination Date, then the acquiring Party must provide prompt written notice to the other Party regarding the Post-Termination Acquired Product, and the other Party will immediately control the competing Alliance Product; provided, however, there will be a ninety (90) day transition of the competing Alliance Product to the other Party, during which time the other Party will continue to receive TDP Royalties on sales by the Distributor of such competing Alliance Product (but will not receive any TDP Royalties on the Post-Termination Acquired Product) and thereafter the competing Alliance Product will not be subject to any further TDP Royalties; or

(iii)  if the Party acquiring a Post-Termination Acquired Product is not the Distributor of the competing Alliance Product, then the acquiring Party must provide prompt written notice to the Distributor regarding the Post-Termination Acquired Product, and the Distributor will immediately control the competing Alliance Product and neither product will be subject to any further TDP Royalties.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

In no event will Section 17.7 apply to Post-Termination Acquired Products that are not Competing Products. For the avoidance of doubt, neither Party will be subject to any obligations regarding Target Minimum Sales Price after the Termination Date.

(e)        In the event termination is pursuant to Section 17.4 or 17.5 for breach of this Agreement, any amounts payable pursuant to Section 17.7(c) by the Party in breach of this Agreement to the other Party will be increased by [***] percent ([***]%) (e.g., [***] times the applicable rate of the TDP Royalty) and any amounts payable by the other Party to the Party in breach of this Agreement will be decreased by [***] percent ([***]%) (e.g., [***] times the applicable rate of the TDP Royalty).

(f)         A Party who was a Supplier will continue to manufacture Alliance Products for the other Party under terms and conditions similar to those regarding the supply of such Alliance Products during the term of this Agreement, including providing service and support as required by Section 7.5, and will ensure that any such Alliance Product will not be incompatible with the other Party’s then-current Instruments or then-current Reagents, depending on whether the Alliance Product is a Reagent or an Instrument for a period of [***] following the Termination Date; except that:

(i)    A Party who was a Supplier may discontinue manufacturing any Alliance Product that is not an Instrument for any reason following termination or expiration of this Agreement, upon providing the other Party with thirty - six (36) months prior written notice; and

(ii)   A Party who was a Supplier of an Instrument pursuant to Section 8.4 or 8.5 may, upon providing the other Party with eithteen (18) months prior written notice, discontinue supplying such Instrument following the Termination Date if the annual number of such Instruments purchased from the Supplier by the other Party falls below [***] percent ([***]%) of the level of those such Instruments purchased from the Supplier by the other Party during the twelve (12) month period prior to sending such notice. The Supplier may also, by eithteen (18) months prior written notice to the other Party, discontinue providing service and parts for the Instrument whose supply to the other Party is being discontinued.

(g)        A Party who was a Supplier will use commercially reasonable efforts to deliver all final orders during the thirty-six (36) month wind-down period for Alliance Products under Section 17.7(f)(i) and the eighteen (18) month wind-down period for Alliance Products under Section 17.7(f)(ii) whose supply to the other Party is being discontinued. Upon any such discontinued supply of an Alliance Product, the Supplier, if requested in writing by the other Party, will license and transfer to the other Party at that other Party’s sole expense, royalty-free (subject to any pass through) and without the right to sublicense, all Technology, including software source code and documentation that is reasonably necessary to allow such other Party to support its own manufacture of the Alliance Product in the future. The Party who was a Supplier will be under no obligation to implement Product Innovations requested by the other Party after the Termination Date. “Product Innovation” means a modification that would require [***]. However, the Party who was a Supplier will be obligated to implement reasonable Product Improvements requested

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by and at the expense of the other Party. “Product Improvement” means a modification that does not require [***].

(h)        Subsequent to the Termination Date: (i) the Parties will continue to share in the revenue from licenses granted during the term of this Agreement pursuant to Sections 10.3(d), 10.4(d) and 10.5(d) for the duration of any royalty or other payment obligation under such licenses; and (ii) each Party will be permitted, upon prior written notice to the other Party, to grant licenses in the Alliance Field to its solely-owned Alliance Patent Rights and Alliance Technology and to Joint Alliance Patent Rights and Joint Alliance Technology: provided, however, that revenue derived from such licenses: (A) in the Exclusive Areas will be Licensing Revenue to be shared equally by the Parties; (B) in the Alliance Field outside the Exclusive Areas will be shared by the Parties pursuant to Sections 10.3(d), 10.4(d) or 10.5(d), as applicable; and (C) outside the Alliance Field will not be shared by the Parties.

(i)    The intention of the TDP is to provide each Party consideration for the rights granted in this Section 17.7 and for its relative contribution to the Alliance Program. Accordingly each Party agrees not to take action after the Termination Date that is intended to or has the effect of disrupting or frustrating the purposes of the TDP and Section 17.7.

17.8         Termination for Force Majeure. In the event performance by a Party is excused pursuant to Section 19.9 for a continuous period of nine (9) months, the other Party will have the option of terminating this Agreement upon written notice to the excused Party.

17.9         Termination for Change of Control.

(a)        If a Party, a New Party (as defined in Section 17.9(b)(v)) it creates pursuant to Section 17.9(b) or its permitted assignee pursuant to Section 19.5, is subject to a Change of Control (as defined in Section 17.9(b)) during the term of this Agreement, the following provisions will apply:

(i)    If within nine (9) months after such Change of Control the Change of Control has actually, materially and adversely affected the rights or reasonably contemplated benefits of the other Party pursuant to this Agreement (an “Actual Adverse Effect”), then the other Party may within such nine (9) months terminate this Agreement by giving written notice to the Party subject to the Change of Control specifying in reasonable detail the Actual Adverse Effect upon which such termination is based.

(A)      If such Change of Control does not result in an Actual Adverse Effect within nine (9) months after such Change of Control, but the other Party believes in good faith that the Change of Control is likely to result in an Actual Adverse Effect within twenty-one (21) months after such Change of Control, then the other Party may, within nine (9) months after such Change of Control, give notice to the Party subject to the Change of Control of its belief regarding such likely Actual Adverse Effect, specifying in reasonable detail (1)

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the rights and/or benefits that the other Party believes may be affected, and (2) the reasons that the other Party believes such rights and/or benefits may be affected.

(B)       If the other Party sends a notice pursuant to Section 17.9(a)(ii)(A), this Agreement will terminate on the date which is twenty-one (21) months after the Change of Control if, as of such date, the Change of Control has caused an Actual Adverse Effect and such Actual Adverse Effect occurred either (1) in the manner and for the reasons specified in the notice to the Party which was the subject of the Change of Control under Section 17.9(a)(ii)(A) or (2) in a manner and for reasons reasonably related to the manner and reasons specified in such notice.

(ii)   Notwithstanding the foregoing Sections 17.9(a)(i) and (ii), no termination of this Agreement under this Section 17.9 will be effective with respect to any event, facts or circumstances alleged to be a Change of Control if the Party subject to the alleged Change of Control, within sixty (60) days after receipt of the notice from the other Party pursuant to Section 17.9(a)(i), establishes that there was no Change of Control.

(b)        For purposes of this Agreement, “Change of Control” will mean with respect to either Party: (i) the acquisition by a Third Party of twenty percent (20%) or more of the combined voting power of the then outstanding voting securities of the Party entitled to vote generally in the election of directors (the “Combined Voting Power”); provided, however, that the acquisition by a Third Party that is a Passive Investor of twenty percent (20%) or more of the Combined Voting Power will not be deemed a Change of Control for purposes of this Agreement unless and until such Third Party ceases to be a Passive Investor; (ii) over any twenty-four (24) month period, individuals who constitute the board of directors of the Party as of the beginning of the period (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by the Party’s stockholders was approved in advance by a vote of at least a majority of the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Party in which such person is named as a nominee for director without objection to such nomination) will be, for purposes of this Section 17.9(b)(ii), considered as though such person were a member of the Incumbent Board; (iii) the sale or transfer of a substantial portion of the assets of the Party that are related to that Party’s performance pursuant to this Agreement, directly or indirectly through the sale or transfer of ownership interests in the assets or the entity owning such assets, other than to a Permitted Affiliate of that Party (where for these purposes a “substantial portion” of the assets related to performance pursuant to this Agreement will mean assets material to a Party’s performance pursuant to this Agreement); or (iv) a merger or combination with a Third Party resulting in a Party’s stockholders ceasing to own at least sixty percent (60%) of the equity voting power of the merged or combined enterprise.

Notwithstanding the foregoing, it will not be a Change of Control if: (v) a Party transfers or otherwise disposes of a substantial portion (as defined above and further refined below) of the assets related to that Party’s performance pursuant to this Agreement to an entity formed by that Party or a Permitted Affiliate (the “New Party”) and then spins off to its stockholders all or a portion of the equity of that entity (a “Spin Off”); and (vi) the New Party

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becomes a Party to this Agreement (it being understood for purposes of this Section 17.9 that no consent of the other Party shall be required therefor); provided, however, that so long as the Party doing the Spin Off owns at least thirty-five percent (35%) of the issued and outstanding equity of the New Party, from and after the consummation of the Spin Off, a Change of Control will be deemed to have occurred if any of the events referred to in Sections 17.9(b)(i) through (iv) above occurs with respect to either the Party doing the Spin Off or the New Party. For the purposes of this Section 17.9(b), it is understood that, with respect to intellectual property rights, a New Party will be deemed to have received a “substantial portion” of the assets related to a Party’s performance pursuant to this Agreement if that New Party has or receives all rights owned or Controlled by the Party doing the Spin Off as of the date of the Spin Off (whether by assignment or exclusive or nonexclusive license) that are necessary for that New Party’s performance pursuant to this Agreement.

(c)        In the event this Agreement is terminated pursuant to this Section 17.9, each Party will be entitled to the rights and subject to the obligations created in Sections 17.7(a), (b), (c), (d), (f) and (g).

(d)        For purposes of this Agreement, a Change of Control of CDx will be deemed a Change of Control of Applera.

(e)        Notwithstanding anything to the contrary contained in this Agreement (including Section 19.5), in the event of a Spin Off pursuant to Section 17.9(b), the Party doing the Spin Off, from and after the date of the Spin Off, will no longer be subject to any obligations or have any rights under this Agreement, including any right to use any Alliance Technology and Alliance Patent Rights; provided that the Party doing the Spin Off is released from such obligations only if and so long as the following conditions are met:

(i)    after the Spin Off, the New Party must have all material physical assets that were used by the Party doing the Spin Off exclusively in its performance under this Agreement as of the date of the Spin Off;

(ii)   the Party doing the Spin Off will not solicit any employee of the New Party for two (2) years after the date of the Spin Off; provided, however, that (A) a general advertisement of job opportunities will not be deemed solicitation, (B) this restriction will not apply to cases where an employee of the New Party initiates employment discussions with the Party doing the Spin Off, and (C) this restriction will not apply to former employees of the Party doing the Spin Off who are no longer employed by the New Party;

(iii)  after the Spin Off, the New Party will own or Control all Alliance Technology and all Alliance Patent Rights that the Party doing the Spin Off owned or Controlled prior to the Spin Off and the Party doing the Spin Off will not retain any rights under any such Alliance Patent Rights or Alliance Technology;

(iv)  after the Spin Off, the New Party and the other Party acting as part of the Alliance Program, in accordance with the terms of this

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Agreement, will own all Alliance Products that existed before or will exist after the date of the Spin Off and the Party doing the Spin Off will have no rights to any such Alliance Product;

(v)   the Party doing the Spin Off, as part of the Spin Off, will grant to the New Party a worldwide, irrevocable, nonexclusive license in the Exclusive Areas (subject to Section 8.10) on the same terms as immediately prior to the Spin Off under all Independent Technology and Independent Patent Rights owned or Controlled by the Party doing the Spin Off as of the date of the Spin Off that is sufficient to permit the New Party to exercise all rights and perform all obligations under this Agreement after the Spin Off, including (A) the right to grant the other Party or Third Parties rights necessary to permit research, Development and Commercialization of Alliance Products, and (B) the right to make, have made, use, sell, offer for sale and import all Alliance Products of the Alliance Program before and after the date of the Spin Off; and

(vi)  except as may be agreed separately by the JRB after the Spin Off, the Party doing the Spin Off will not be entitled to any revenue from Alliance Program activities after the date of the Spin Off or pursuant to any post-termination provisions of Section 17.7 (it being understood that this Section 17.9(e)(vi) will not apply to any economic interest resulting from any retained equity interest in the New Party by the Party doing the Spin Off).

17.10       Termination for Insolvency. A Party may terminate this Agreement by providing thirty (30) days prior written notice to the other Party in the case of any adjudication of bankruptcy or insolvency, appointment of a receiver by a court of competent jurisdiction, assignment for the benefit of creditors, or institution of liquidation proceedings by or against the other Party. Neither Party will deem termination pursuant to the application of this Section 17.10 to be a breach of this Agreement by a Party.

17.11       Product Inserts and Labeling. Post termination or expiration of this Agreement, each Party will be responsible for providing the Supplier with the text and documentation regarding any applicable regulatory compliance of all package labels, product inserts, operator manuals and end-user training materials used in connection with the Commercialization of such Alliance Products. All labels and labeling will prominently identify the appropriate Party as the manufacturer of an Alliance Product.

17.12       Return Material. Except to the extent necessary to perform its rights and obligations pursuant to Section 17.7, each Party will promptly return to the other Party (unless otherwise mutually agreed in writing by the Parties and except for one copy for archival purposes only) all physical embodiments of any of the other Party’s Independent Technology, Confidential Information and Copyrighted Works, that were provided by such other Party under this Agreement.

17.13       Share Net Investment. During the TDP, each Party will continue to provide to the other Party Net Investment data as specified in Section 9.2. Equalization payments will continue to be made as specified in Section 9.3, factored as follows: (a) [***] percent

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([***]%) for the [***] of the TDP; (b) [***] percent ([***]%) for the [***] of the TDP; (c) [***] percent ([***]%) for the [***] of the TDP; and (d) [***] percent ([***]%) for the [***] of the TDP. At the expiration of the TDP, investment equalization held by each Party will be returned to the other Party within sixty (60) days after such expiration.

17.14       Liabilities. Termination of this Agreement will not release either Party from any obligation or liability which may have accrued at the time of termination, or preclude either Party from pursuing all rights at law and in equity with respect to any default under this Agreement. Notwithstanding the foregoing, neither Party will be liable for punitive, exemplary or consequential damages incurred by the other Party arising out of any default under this Agreement.

17.15       Post-Termination Activities.

(a)        Each Party will render a post-termination report as required by Sections 4.11, 9.1, and 9.2 within the period specified in such provisions after the date of termination or expiration of this Agreement. Each Party will be entitled to conduct one audit in accordance with Section 9.9 within ninety (90) days after the date of termination or expiration. To the extent surviving termination, each Party will continue to comply with the terms of all licenses granted to it in accordance with Section 10.14.

(b)        During the relevant TDP, within sixty (60) days after the end of each fiscal calendar quarter, each Party will furnish the other Party with a written statement, in reasonably specific detail, stating in United States dollars for the immediately preceding fiscal calendar quarter or part thereof, the Division Margin as described in Section 17.7(c) and the royalties accrued thereunder. Each such statement will be accompanied by payment of the amount payable, if any, pursuant to Section 17.7(c).

(c)        During the relevant TDP, each Party will keep records in accordance with Section 9.6 and will be entitled to an annual audit in accordance with Section 9.7 solely to the extent necessary to establish and confirm amounts payable pursuant to Section 17.7.

17.16       Survival. Termination of this Agreement will be without prejudice to any rights that may have accrued to the benefit of a Party prior to such expiration or termination. Without limiting the foregoing, Articles I, V, VI (except for Section 6.2), IX, XVI, and XVIII, and Sections 4.10, 4.11, 7.1, 7.4, 7.5, 10.9 through 10.13, 10.14, 11.1 through 11.3, 11.5, 11.6, 11.7, 12.6, 13.1, 14.1, 14.2, 14.3, 14.5, 17.7, 17.11 through 17.16, 19.1, 19.5, 19.7, 19.8, 19.9, 19.10, and 19.15 will survive any expiration or termination of this Agreement to the extent necessary to effect the purposes thereof.

ARTICLE XVIII

DISPUTE RESOLUTION

18.1         Disputes. Any dispute, controversy or claim initiated by either Party arising out of, resulting from, or relating to this Agreement, or the performance by either Party of its obligations under this Agreement (other than bona fide Third Party actions or proceedings filed or instituted in an action or proceeding by a Third Party against a Party to this Agreement),

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whether before or after termination of this Agreement, unless resolved pursuant to Section 18.2 or 18.3, will be finally resolved by binding alternative dispute resolution (“ADR”) in accordance with this Article XVIII.

18.2         JRB Resolution. Before initiating arbitration, the dispute will be brought to the attention of the JRB, which will attempt in good faith to achieve a resolution. Either Party may convene a special meeting of the JRB for the purpose of resolving disputes.

18.3         Executive Officer Resolution. If the JRB is unable to resolve such a dispute within twenty-eight (28) days after the first presentation of such dispute to the JRB or if the dispute arises by failure of the JRB to reach a decision as provided in Section 3.4, the Parties will send written notice of the dispute to their respective presidents (or their executive officer designees) of the affected subsidiaries, divisions, or business units. The respective officers will attempt to resolve such dispute by good faith negotiations within twenty-eight (28) days after receipt of such notice. If the Parties fail to resolve the dispute or their representatives fail to meet or speak directly within twenty-eight (28) days of the notice of the dispute, then either Party may refer the matter to ADR proceeding as provided herein.

18.4         Notice of ADR. To begin any such ADR, a Party will provide written notice to the other Party of the issues to be resolved by such ADR. Within fourteen (14) days after receipt of such notice, the other Party may, by written notice to the Party initiating the ADR, add additional issues to be resolved within the same ADR.

18.5         Designation of Neutral. Within fourteen (14) days following receipt of the notice required by Section 18.4, the Parties will select a mutually acceptable neutral to preside in the resolution of any dispute in such ADR proceeding. If the Parties are unable to agree on a mutually acceptable neutral within such period, either Party may request the President of the CPR Institute for Dispute Resolution (the “CPR”), 366 Madison Avenue, 14th Floor, New York, New York 10017, to select a neutral pursuant to the following procedures:

(a)        The CPR will submit to the Parties a list of not less than five (5) candidates within fourteen (14) days after receipt of the request, along with a Curriculum Vitae for each candidate. No candidate will be a current or past employee, director, or shareholder of either Party.

(b)        Such list will include a statement of disclosure by each candidate of any circumstance likely to affect his or her impartiality.

(c)        Each Party will number the candidates in order of preference (with the number one (1) signifying the greatest preference) and will deliver the list to the CPR within seven (7) days following receipt of the list of candidates. If a Party believes a conflict of interest exists regarding any of the candidates, the Party will provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates. Any Party failing to return a list of preferences on time will be deemed to have no order of preference.

(d)        If the Parties collectively have identified fewer than three (3) candidates deemed to have conflicts, the CPR will designate as the neutral the candidate for whom the Parties collectively have indicated the greatest preference. If a tie results between two

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candidates, the CPR may designate either candidate. If the Parties collectively have identified three (3) or more candidates deemed to have conflicts, the CPR will review the explanations regarding conflicts, and, in its sole discretion, may either (i) immediately designate as the neutral the candidate for whom the Parties collectively have indicated the greatest preference, or (ii) issue a new list of not less than five (5) candidates, in which case the procedures set forth in subsections 18.5(a) through (d) will be repeated.

18.6         ADR Rules. Any such ADR will be conducted under the then current CPR Rules for Non-Administrated Arbitration by a single neutral, except that the Parties agree that there will be no discovery. Any such ADR will be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1-16. Any arbitration will be held in Denver, Colorado.

18.7         Hearing. No earlier than twenty-eight (28) days but no later than sixty (60) days after the selection, the neutral will hold a hearing to resolve each of the issues identified by the Parties.

18.8         Evidence for Hearing. At least seven (7) days prior to the hearing, each Party will submit the following to the other Party and the neutral:

(a)        a copy of all exhibits on which such Party intends to rely in any oral or written presentation to the neutral;

(b)        a list of any witnesses such Party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

(c)        a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue. The proposed rulings and remedies may not contain any recitation of the facts or any legal arguments and may not exceed one (1) page per issue; and

(d)        a brief in support of such Party’s proposed rulings and remedies, provided that the brief may not exceed twenty (20) pages. This page limitation will apply regardless of the number of issues raised in the ADR proceeding.

Except as expressly set forth in Sections 18.8(a) through (d), no discovery will be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

18.9         Hearing Procedure. The hearing will be conducted on not more than two (2) consecutive days and will be governed by the following rules:

(a)        Each Party will be entitled to five (5) hours of hearing time to present its case. The neutral will determine whether each Party has had the five (5) hours to which it is entitled.

(b)        Each Party will be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses will occur

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

immediately after their direct testimony, and cross-examination time will be charged against the Party conducting the cross-examination.

(c)        The Party initiating the ADR will begin the hearing and, if it chooses to make an opening statement, will address not only issues it raised but also any issues raised by the responding Party. The responding Party, if it chooses to make an opening statement, also will address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments will proceed in the same sequence.

(d)        Except when testifying, witnesses will be excluded from the hearing until closing arguments.

(e)        Settlement negotiations, including any statements made therein, will not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing also will not be admissible. As to all other matters, the neutral will have sole discretion regarding the admissibility of any evidence.

18.10       Post-Hearing Briefs. Within seven (7) days following completion of the hearing, each Party may submit to the other Party and the neutral a post-hearing brief in support of its proposed rulings and remedies, provided that such brief may not contain or discuss any new evidence and may not exceed ten (10) pages. This page limitation will apply regardless of the number of issues raised in the ADR proceeding.

18.11       Ruling by Neutral. The neutral will rule on each disputed issue within fourteen (14) days following completion of the hearing. Such ruling will adopt in its entirety the proposed ruling and remedy of one of the Parties on each disputed issue but may adopt one Party’s proposed rulings and remedies on some issues and the other Party’s proposed rulings and remedies on other issues. The neutral may not issue any written opinion or otherwise explain the basis of the ruling.

18.12       Allocation of Expenses. The neutral will be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing Party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, will be paid as follows:

(a)        If the neutral rules in favor of one Party on all disputed issues in the ADR, the losing Party will pay one hundred percent (100%) of such fees and expenses.

(b)        If the neutral rules in favor of one Party on some issues and the other Party on other issues, the neutral will issue with the rulings a written determination as to how such fees and expenses will be allocated between the Parties. The neutral will allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the Party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

18.13       Binding Result. The rulings of the neutral and the allocation of fees and expenses will be binding, non-reviewable, and non-appealable, and may be entered as a final

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

judgment in any court having jurisdiction. All submissions to the ADR will be Confidential Information of the submitting Party and the results of the ADR will be Confidential Information of each Party.

18.14       Statute of Limitations. In no event will a demand for ADR be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

ARTICLE XIX

MISCELLANEOUS

19.1         Governing Law. This Agreement will be governed by, interpreted and construed in accordance with the laws of Delaware, without regard to the conflict of laws principles thereof.

19.2         Publicity. Each Party may distribute the initial press release. Other press releases or other similar public communication by either Party relating to this Agreement, will be subject to Article XIV and must be approved in advance by the other Party, which approval will not be unreasonably withheld or delayed, except for those communications required by applicable law (which will be provided to the other Party as soon as practicable after the release or communication thereof). Neither disclosures of information for which consent has previously been obtained, nor information of a similar nature to that which has been previously disclosed publicly with respect to this Agreement, will require advance approval.

19.3         No Implied Licenses. Except to the extent and only to the extent necessary to enable a Party to conduct its obligations under this Agreement, only licenses and rights granted expressly herein will be of legal force and effect and no license or other right will be created hereunder by implication, estoppel or otherwise.

19.4         Waiver. No waiver by a Party hereto of any breach or default of any of the covenants or agreements herein set forth will be deemed a waiver as to any subsequent and/or similar breach unless the waiver is in a writing signed by authorized representatives of both Parties.

19.5         Assignment. Except as permitted by Section 17.9, neither Party may assign any right or delegate any obligation hereunder, except as otherwise expressly provided in this Agreement, other than to a Permitted Affiliate, without the prior written consent of the other Party, such consent not to be withheld if the proposed assignment or delegation would not be reasonably expected to materially diminish such Party’s rights and reasonably contemplated benefits under this Agreement (any refusal to provide consent on this basis must be in writing and must include a reasonably detailed explanation of the basis for the refusal). Any permitted assignee will assume all obligations of its assignor under this Agreement and a Change of Control in the assignee will be deemed to be a Change of Control in the assignor for purposes of Section 17.9. Any purported assignment in violation of this Section 19.5 will be void. The terms and conditions of this Agreement will be binding upon and inure to the benefit of the successors and permitted assigns of the Parties.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

19.6         Independent Contractors. The relationship of the Parties hereto is that of independent contractors. The Parties hereto are not deemed to be agents, partners or joint ventures of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

19.7         Further Actions. Each Party agrees to: (a) execute, acknowledge and deliver such further documents and instruments; (b) grant such rights; and (c) perform all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

19.8         Notices. All requests and notices required or permitted to be given to the Parties hereto will be given in writing, will expressly reference the section(s) of this Agreement to which they pertain, and will be delivered to the other Party, effective on receipt, at the appropriate address as set forth below or to such other addresses as may be designated in writing by the Parties from time to time during the term of this Agreement.

If to Applera and/or CDx:

Celera Diagnostics LLC
1401 Harbor Bay Parkway
Alameda, California 94502
Attn: President

with a copy to:

Applera Corporation
301 Merritt 7
Norwalk, Connecticut 06851
Attn: Senior Vice President and General Counsel

If to Abbott:

Abbott Molecular Inc.
1300 East Touhy Avenue
Des Plaines, Illinois 60018
Attn: President

with a copy to:

Abbott Laboratories
100 Abbott Park Road, D-322/AP6D
Abbott Park, Illinois 60064-6049
Attn: Divisional Vice President, Domestic Legal Operations

19.9         Force Majeure. Nonperformance of a Party (other than for the payment of money) will be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, acts of terrorism, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

caused by the negligence, intentional conduct or misconduct of the nonperforming Party; provided, however, that the nonperforming Party will use commercially reasonable efforts to resume performance as soon as reasonably practicable.

19.10       No Consequential Damages. IN NO EVENT WILL A PARTY BE LIABLE FOR SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING, WITHOUT LIMITATION, LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 19.10 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY UNDER ARTICLE XVI ABOVE.

19.11       Third Party Rights. Notwithstanding anything to the contrary in this Agreement, the grant of rights by each Party under this Agreement will be subject to and limited in all respects by the terms of agreements with Third Parties by which such Party acquired any Control of intellectual property rights, and all rights granted under this Agreement will be limited to the extent of such Party’s Control.

19.12       Complete Agreement. This Agreement, together with these exhibits, constitutes the entire agreement between the Parties regarding the subject matter hereof, and all prior representations, understandings and agreements regarding the subject matter hereof, either written or oral, expressed or implied, are superseded and will be and are of no effect; provided, however, rights and obligations under the Prior Alliance Agreement will continue to the extent they are not inconsistent with this Agreement. Nothing in this Agreement is intended to affect or modify the terms of or relationship established by the Instrument Supply Agreement dated September 24, 2004 or the Source Code License dated September 24, 2004, both between Abbott and Applera, through the Applied Biosystems Group. Amendment Nos. 2 and 2a to the Prior Alliance Agreement survive the execution of this Agreement as further amended by the Parties and set forth in Exhibit 19.12, attached hereto.

19.13       Counterparts. This Agreement may be executed in counterparts, each of which will be deemed to be an original and together will be deemed to be one and the same agreement.

19.14       Headings. The captions to the several articles and sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and are not intended to affect its meaning or interpretation.

19.15       Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the law of any jurisdiction, the validity of the remaining parts or provisions will not be affected by such holding. In the event a part or provision of this Agreement held unenforceable or in conflict with law affects consideration to either Party, the Parties agree to negotiate in good faith amendment of such part or provision in a manner consistent with the intention of the Parties as expressed in this Agreement.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

19.16       Amendment. This Agreement may be amended or modified only by a written document signed by authorized representatives of both Parties.

19.17       Controlling Document. In the event there is a conflict between the terms or conditions of this Agreement and the terms and conditions of Exhibit 8.2, the terms and conditions of this Agreement will control.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

APPLERA CORPORATION		ABBOTT LABORATORIES
By:	/s/ Kathy Ordoñez	By:	/s/ Edward Michael
(Signature)		(Signature)
Kathy Ordoñez		Edward Michael
(Printed Name)		(Printed Name)
Senior Vice President		Corporate Vice President
(Title)		(Title)
January 9, 2006		1/9/06
Date		Date

CELERA DIAGNOSTICS, LLC.
By:	/s/ Kathy Ordoñez
(Signature)

Kathy Ordoñez

(Printed Name)

President

(Title)

January 9, 2006

Date

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 1.13

“FINANCIAL TERMS”

Allowable Expenses will be determined in accordance with the Alliance Accounting Policies and will have the meaning as set forth in this Exhibit 1.13, as may be amended by the JRB from time to time.  Notwithstanding anything in this Agreement to the contrary, Allowable Expenses will exclude any deductions from Revenues.

“Allowable Expenses” means, with respect to the Alliance Program, the sum of the following internal and external expenses of a Party to the extent incurred for research, development, manufacturing, registration or Commercialization activities, calculated in accordance with GAAP, consistently applied: (a) Cost of Goods Sold; (b) Development Costs (c) Marketing and Advertising Expenses; (d) Selling and Promotion Expenses; (e) amounts paid to Third Parties in connection with product liability and related claims regarding an Alliance Product (together with legal fees and costs of defending such claims), other than specific amounts for which one Party owes the other Party a duty of indemnification under Article XVI (excluding Section 16.1(c) and Section 16.2(c)) of this Agreement; (f) recall expenses for such Alliance Product; (g) General and Administrative Expenses; (h) patent related expenses to the extent allowable under Article XI; and (i) book value of capital assets sold.  Allowable Expenses will not include fines and other monetary penalties imposed by a Regulatory Authority or competent judicial authority for violations of applicable laws and regulations attributable to only one Party.

“Allowable Expense for Patents” is defined, with respect to the Alliance Program, in Article XI.

“Cost of Goods Sold” means, with respect to an Alliance Product or the service or support of an Alliance Product, the actual direct and indirect costs incurred by Distributor or Supplier identifiable to the Alliance Program in support of the procurement, production, warehousing, shipment, or after-market service and support (including manufacturing variances, obsolescence, inventory reserves, non-conforming production runs, warranty, field service, training and complaint handling) of the finished or intermediate form of such Alliance Product (a) invoiced by Distributor to customers who are not Affiliates (or are Affiliates but are end uses of such Alliance Product), or (b) invoiced by Supplier to Distributor, as determined in accordance with United States generally accepted accounting principles, consistently applied.  Direct costs will include direct labor (including fringe benefits), direct materials (including taxes and duties), third-Party contract costs, royalties due to Third Parties for intellectual property rights from a Party to the extent applicable to Alliance Products, handling, transportation and insurance, the cost of facilities utilized for the storage and distribution of such Alliance Product, and customs duties, surcharges and other governmental charges incurred in exporting or importing such Alliance Product in final or intermediate form to such customers or Distributor.  Indirect costs identifiable to the production effort will include, but not be limited to, items treated as “manufacturing overhead” such as indirect labor and materials, fringe benefits, occupancy costs (including electricity, water, waste disposal, other utilities and property taxes), depreciation of property, plant and equipment used in the manufacturing process and other costs allocable to the manufacturing process.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

“Development Costs” means, with respect to the Alliance Program, the actual direct and indirect costs incurred by a Party identifiable to the Alliance Program in support of: (a) the research, development, and clinical studies required to support development and registration for an Alliance Product (other than amounts paid to the other Party); (b) the manufacture and validation of pilot and scale up lots; and (c) the application for regulatory approval (if any is required), including software for system operation and/or data analysis, calculated in accordance with GAAP, consistently applied.  The actual costs will include the direct and indirect costs of conducting research, development, and clinical activities with respect to the Alliance Program.  Direct costs will include direct labor (including fringe benefits), direct materials (including taxes and duties) and Third-Party contract costs required to acquire samples, conduct research, and perform development and regulatory activities related to the Alliance Program.  Indirect costs identifiable to the research and development effort will include, but not be limited to, items treated as “research and development overhead” such as indirect labor and materials, fringe benefits, occupancy costs (including electricity, water, waste disposal, other utilities and property taxes), depreciation of property, plant and equipment used in the research and development process and other costs identifiable to the Alliance Program in support of the research and development process.

“Marketing and Advertising Expenses” means, with respect to the Alliance Program, the actual direct and indirect costs identifiable to the Alliance Program in support of the marketing and advertising of an Alliance Product or the Alliance Program or activities in support of the selection and management of the product portfolio of the Alliance Program, calculated in accordance with GAAP, consistently applied.  Direct internal costs will include, but not be limited to, salaries and related fringe benefits of marketing personnel directly involved with the advertising and promotion of an Alliance Product.  Direct external costs will include, but not be limited to, the following: (a) advertisements appearing in journals, newspapers, magazines and other media (including direct mail and electronic media); (b) publication and medical information activities; (c) seminars, medical meetings and conventions; (d) promotional literature, visual aids and other selling and training materials; (e) market research; (f) symposia, advisory panels and opinion leader development activities; (g) patient assistance program activities; (h) other Alliance Product-related public relations and communication activities; and (i) expenses of post-registration marketing oriented studies.  Indirect internal costs identifiable to the marketing and advertising effort will include, without limitation, indirect labor, fringe benefits and office related expenses, including occupancy.

“Operating Profit” means, with respect to the Alliance Program, the combined, before tax, Revenue of the Parties less Allowable Expenses of the Parties, as defined in Exhibit 1.13 and in the form substantially the same as the form set forth in Exhibit 9.1.

“Selling and Promotion Expenses” means, with respect to the Alliance Program, the actual direct and indirect costs identifiable to the Alliance Program necessary for the selling, promotion or support of an Alliance Product, calculated in accordance with GAAP, consistently applied.  Direct internal costs will include costs identifiable to the Alliance Program for the sales and/or promotion of an Alliance Product including, but not limited to, salaries and related fringe benefits of the field-based sales organizations and professional services personnel and their related transportation and travel expenses, training, sales meetings, call detail reporting, sales personnel monitoring and tracking, computer hardware and software (to the extent not

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

capitalized as capital equipment), and expenses associated with selling to the managed care market.  Indirect internal costs identifiable to the selling and promotion effort will include, but not be limited to, indirect labor, fringe benefits and office expenses, including occupancy.

“General and Administrative Expenses” will be charged to the Alliance Program as follows: (a) Applera will charge expenses based on the specific build of the Applera budget as approved by the JRB; and (b) Abbott will charge the greater of: (i) the amount charged by Applera; or (ii) four percent (4%) of sales, less the amount charged by Applera.

Exclusions.  Items specifically excluded from Allowable Expenses are as follows:

(a)                                  For Applera and Abbott – corporate charges for Executive Management and any upfront and milestone license payments, including such payments for in-licensed technology or amortization thereof, subject to Sections 11.7 and 11.8, except for milestone payments to be made by: (i) Abbott to (A) [***] and (B) [***]; and (ii) Applera to (A) [***]; and (B) [***], or unless approved by the JRB.

(b)                                 Any overruns of the JRB-approved budget for the separate periods of July 1 through December 31 and January 1 through June 30 in Development Costs, Marketing and Advertising Expenses, General and Administrative Expenses, and Selling and Promotion Expenses.  Cost of Goods Sold will be held to the budget, subject to variance for sales volumes.

(c)                                  Any other exclusion specified in this Agreement.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 1.22

CARVEOUTS

1.                                       All existing and future products using In Situ Hybridization (including Fluorescence In Situ Hybridization) for detection of a deletion, translocation, inversion, duplication or amplification of a target human chromosomal segment comprising at least 2 kilobases (whether or not contiguous) in cells having substantially intact cellular or nuclear membranes.  For avoidance of doubt, any oligonucleotide probe in such products need not hybridize to each and every base in the target human chromosomal segment, but only to sufficient bases to identify the deletion, translocation, inversion, duplication or amplification of such segment.

2.                                       The field of Diabetes and Obesity.

For purposes of this Agreement, “Diabetes” means both “Type 1 Diabetes” and “Type 2 Diabetes”, wherein:

“Type 1 Diabetes” means insulin-dependent diabetes mellitus as diagnosed according to criteria published in the Report of the Expert Committee on the Diagnosis and Classification of Diabetes Mellitus (DIABETES CARE, Vol. 24, Supp. 1, January 2001) whereby fasting plasma glucose level is greater than or equal to 126 milligrams per deciliter and for which the primary cause is beta-cell destruction; and

“Type 2 Diabetes” means non-insulin-dependent diabetes mellitus as diagnosed according to criteria published in the Report of the Expert Committee on the Diagnosis and Classification of Diabetes Mellitus (Diabetes Care, Vol. 24, Supp. 1, January 2001) whereby fasting plasma glucose level is greater than or equal to 126 milligrams per deciliter.

For purposes of this Agreement, “Obesity” means the condition of excess body fat (adipose tissue), in accordance with the National Institutes of Health Federal Obesity Clinical Guidelines for adults, whereby body mass index calculated by dividing body mass in kilograms by height in meters squared is equal to or greater than twenty-five (25) (for purposes of this definition, Obesity shall include an overweight condition in accordance with the above guidelines and comparable obesity and overweight condition in children).

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 1.62(a)

NPCD - Development

EXAMPLE

New Product Concept Document	Prepared by: John M. Robinson
Date: January 3, 2006
JRB Due Date: March 3, 2006

Description:  RealTime [***] assay development – [***]

Intended Use:  The RealTime [***] assay is an in vitro polymerase chain reaction assay for the detection of [***].  The assays is intended to be used on the m2000 System, but can also utilize manual sample preparation procedures.

Indications for Use:  [***] is a leading cause of [***], and transmission to the [***] can be prevented through the use of prophylactic antibiotics during [***].  Currently [***] are screened at [***] by culture to determine their [***] status, following established [***] guidelines.  Studies have demonstrated significant improvement in detection and turnaround time using molecular techniques.  These specimens would be batched for testing.  Ultimately, point of care testing will expand this testing to individuals without [***] care at the time of [***].

Type of Project:

☐  Discovery                                                        ☒  New Product
☐  Feasibility                                                        ☐  Product Improvement
☐  Technology Development
☒  Assay Development
☐  Platform Development
☐  Software Development

Discovery Project Study Design:

Diagnostic: N/A

Potential Therapeutic Use if any: N/A

Customer Requirements:  1) Assay sensitivity for [***] greater than or equal to enriched culture; 2) Provide [***] transport system; 3) Automation on the m2000 System for improved turn around time, with a manual sample preparation option.

Market Description:  The current practice to screen [***] by culture to determine their [***] status is well established as clinical practice.  Molecular methods are being established for the detection of this [***] to replace culture, which has been shown to have poor sensitivity.  Specimens are batched for testing in current practice, but the market may move to point of care testing at the time of [***] as this technology develops.  This assay is a logical extension of the m2000 System [***] menu, particularly for [***] customers.

Price Target:  $[***]/test

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Competition (including other markers): [***].

Product Introduction Strategy:  [***].

5-Year Sales Forecast:  (2007: [***]); 2008: [***]; 2009: [***]; 2010: [***]; 2011: [***]; 2012: [***]

Intellectual Property status (including third party patents of interest):

FTO on sequences to be determined (low risk); all other FTO in place.

Launch Schedule: [***]

                                [***]

                                [***]

Estimated Project Cost:

	2006	2007
R&D $	[***]	[***]
Other $	[***]	[***]
External $	[***]	[***]

Regulatory Plan:  [***].

Manufacturing Plan:  Assay reagents: Des Plaines.  Sample transport system: MML.  Sample prep reagents: Promega. m2000 System: Tecan and AB.

Risk Assessment:  Product is late to the market and NAT reimbursement may not be sufficient.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 1.62 (b)

NPCD – Feasibility

New Product Concept Document	Prepared by:
Date:
JRB Due Date:

Description:

Intended Use:

Indications for Use:

Type of Project: Feasibility

Discovery Project Study Design:

Diagnostic:

Potential Therapeutic Use if any:

Customer Requirements:

Market Description:

Price Target:

Competition (including other markers):

Product Introduction Strategy:

5-Year Sales Forecast:

Intellectual Property status (including third party patents of interest):

Launch Schedule:

Estimated Project Cost:

Regulatory Plan:

Manufacturing Plan:

Risk Assessment:

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 1.95

Work Plan

EXAMPLE

RealTime [***] Work Plan January 3, 2006

Objective:

Launch a realtime PCR assay for the m2000 System that detects [***].

Status:

Initiation of feasibility phase

Product Components:

• [***]

• [***]

• [***]

• [***]

• [***]

• [***]

Project Deliverables:

•Feasibility/Design Input Phase:
•finalize primer/probe sequence/format
•reagent kit DOE and calibrator/control plan
•confirm system protocols and preliminary parameters
•codes qualified, ddocs initiated
•preliminary performance verification
•D&D Plan, CRD/PDR, Risk Analysis

•Design Verification/Design Transfer Phase:
•verification studies complete
•manufacturing specifications documented
•stability testing in progress
•test/process validations complete
•validation lots approved
•clinical software ready
•clinical sites and documentation ready

•Pre-Market Review
•validation summary
•[***] labeling complete
•[***] submission complete
•FLTS approved
•launch software ready
•[***] submission strategy

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Clinical and Regulatory Plan:

Technical File for [***] and the [***] completed with internal data. [***].

Resources and Project Team:

The project is headed by the project manager, who also serves as the technical leader during the feasibility phase.

•R&D team: scientists responsible for the assay design and optimization of the amplification/detection reagents, development of the controls, verification and validation of the assay design, reagent stability, documentation and validation of the manufacturing processes and specifications, design control documentation, and submissions.
•sTPD: scientists responsible for the Design Transfer activities.
•Quality: Quality Unit scientist responsible for Design Control Documentation and compliance maintenance.
•Regulatory: representative for regulatory plan and submission review.
•Clinical research: includes clinical research associates, statistics support, and medical writing, responsible for clinical plan, protocol and brochure, execution of clinical studies, summary of data, labels and submission writing.
•Systems software and integration: responsible to complete software and assay file development/validation, data reduction methods, and system Risk Analysis.
•Other team participants funded separately: marketing, TPD, Focus Factory, Planning, QA, doc control, safety, CSC

Project cost:

2006: $[***]
2007: $[***]

Project Concerns/Risks:

•sequence FTO

Open Issues:

•none

Key Milestone Dates (LBE):

•Feasibility/Design Input Review: [***]
•Design Verification/Design Transfer Review: [***]
•Pre-Market Review ([***] Launch): [***]
•[***] Launch: [***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 2.2

EXCEPTIONS TO EXCLUSIVITY

Abbott Agreements

[***]

Applera Agreements

[***]

[***]

[***]

[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 2.2(a)

EXCEPTIONS TO EXHIBIT 2.2

Abbott Agreements

[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 2.6

OEM ALLIANCE PRODUCTS
(not within the Exclusive Areas)

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 4.1

Approved NPCDs

NPCDs Proposed by Abbott

•                  m-2000 hardware/software and reagents

•                  HIV

•                  HCV

•                  [***]

•                  HBV (ASR and CE only)

•                  HCV GT

NPCDs Proposed by Applera

•                  Fragile X

•                  DVT

•                  ViroSeq update – 2.7

•                  CF IVD and CF Luminex

•                  HCV GT (CE)

•                  MI Risk

•                  Breast Cancer (Metastasis and ER Status)

•                  Note: [***]

Final NPCDs for all approved NPCDs will be included as attachments to this Exhibit.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 4.7(a)(i)

Initial R&D Plan

Three Year R&D Plan Projections    12-27-05

Project	Q1 06	Q2 06	Q3 06	Q4 06	Q1/2 07	Q3/4 07	Q1/2 08	Q3/4 08

Administration	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RT HCV US	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RT HBV	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RT HCV GT	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RT [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RT [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RT [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RT Assay Support	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
System Support	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
m2000 System [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] Assays	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RT [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RT [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
m2000 System [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Luminex Automation	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RT Assay	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Luminex assay	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RT Assay	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Luminex assay	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
RT Assay	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Luminex assay	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

without [***]	[***]	[***]	[***]	[***]

half year totals	[***]		[***]

Without [***] the Calendar Quarter totals are:
[***] [***] [***] [***]
First Half year 2006 = [***]
Second half year 2006 = [***]
Note that this includes [***] in the second half year

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

		1st Half CY06			2nd Half CY06			1st Half CY07			2nd Half CY07			1st Half CY08		2nd Half CY08
1	HCV GT	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
2	CF IVD	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
3	[***]	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
4	Luminex Beads	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
5	DVT-5	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
6	Fragile X [***]	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
	[***]	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
7	ViroSeq 2.7	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
8	ViroSeq upgrades	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
9	Platform Core Software	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
10	Myocardial Infarct Research[***]	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
Breast Cancer [***]
11	Research[***]	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]

13	Mgmt, Product [***], Scientific Services	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]

14	[***]	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
15	SQS 3.0	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
12	Regulatory & QA	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
16	New Projects	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
	Total CDx Expense	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]

	[***]Funding	$	[***]		$	[***]		$	[***]		$	[***]		$	[***]	$	[***]
	Delta	$	([***]	)	$	([***]	)	$	([***]	)	$	([***]	)	$	[***]	$	[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 4.7(a)(ii)

Initial R&D Plan Budget

The agreed budget for the first six (6) months of 2006 will not exceed the following:

Celera Diagnostics       $[***]                               Abbott:       $[***]

The target budget for the second half of 2006 will be:

Celera Diagnostics       $[***]                               Abbott:       $[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 9.2

Cost and Revenue Statement

Strategic Alliance Agreement
Applera Corporation, Celera Diagnostics, and Abbott Laboratories
Cost and Revenue Statement
For the Quarter Ended xx/xx/xxxx
($000’s)

	Last Forecast (as of xx/xx/xx)	Actuals	Variance Fav/(Unfav)
Sales
Standard Product Cost
Service Cost
Other Manufacturing Cost
Manufacturing Margin
Other Charges to Cost of Goods Sold:
Manufacturing Management
Project Expense
Royalties
Freight and Distribution
Total Other Charges to Cost of Goods Sold
Distribution Margin
Research and Development
S,G&A
Marketing / Advertising
Selling
Administration
Allowable Expense for Patents
Total S,G&A

Operating Profit

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 9.2

Sales

Strategic Alliance Agreement
Applera Corporation, Celera Diagnostics, and Abbott Laboratories
Alliance Sales
For the Quarter Ended xx/xx/xxxx
($000’s)

	Last Forecast (as of xx/xx/xx)	Actuals	Variance Fav/(Unfav)
Product Segments

Product AA1 (e.g., m2000RT Product A)
Product AA2 (e.g., m2000RT Product B)
Product AA3 (e.g., m2000RT Product C)
Total Product Family A (e.g., Total m2000RT)

Product BB1
Product BB2
Product BB3
Total Product Family B

Total Product Family C (e.g., [***])

Total Product Segment Sales

* Product Segments & Families as defined by the JRB.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Exhibit 9.3

Net Investment Statement

Strategic Alliance Agreement
Applera Corporation, Celera Diagnostics, and Abbott Laboratories
Net Investment Statement
As of xx/xx/xxxx
($000’s)

Actuals
Receivables

Prepaid Expenses

Inventory

Service Equipment

Cumulative Past Payments to the Alliance

Total Investment in Alliance

Payables

Other Liabilities

Cumulative Past Amounts Received from the Alliance

Total Alliance Liabilities

Net Investment in Alliance

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 17.7(c)

POST-TERMINATION ROYALTIES

(% royalty on division margin as provided in Section 17.7(c))

(12-month periods after Termination Date)

Year of TDP	Royalty
1	[***]	%
2	[***]	%
3	[***]	%
4	[***]	%
5	[***]	%
6 and thereafter	[***]	%

Division Margin will mean actual Distribution Margin for the particular TDP year less (i) Marketing and Advertising Expenses, Selling and Promotion Expenses, Allowable Expenses for Patents, and General and Administrative Expenses and (ii) Development Costs, with each stated as a fixed percentage, reflecting the ratio of the actual expenses in clauses (i) and (ii), respectively, incurred in the Alliance Program during the final consecutive twelve (12) month period prior to the Termination Date, to the actual Sales Revenue and Service Revenue earned during that same period, except that the year-over-year growth in Development Costs that exceed ten percent (10%) will not be considered Allowable Expenses.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 19.12

FURTHER AMENDMENTS TO AMENDMENT NOS. 2 AND 2A

1.                                       Revised Profit Split.  For the period starting on January 1, 2006 and ending on June 30, 2007 (“Settlement Period”) with respect to Applera Existing Products as defined in Article 1.17 of the Agreement, and any Alliance Product resulting from JRB-approved submissions by Applera, including, without limitation, [***] (“Settlement Products”), the Parties will exclude from the equalization payment calculation pursuant to Articles 9.4 (a) and (b) of the Agreement the amounts used in determining the Settlement Profit (defined below) of the Settlement Products.  Rather, the Parties acknowledge and agree that solely during the Settlement Period the equalization payment calculation pursuant to Articles 9.4 (a) and (b) of the Agreement for the Settlement Profit from the manufacture and sale of Settlement Products will be conducted in the following manner:

(a)                                  During the calendar year January 2006 through December 2006, Applera will receive Settlement Profit for the Settlement Products until the total Settlement Profit in a given calendar quarter, when added to the Settlement Profit from all previous quarters, if any, within the calendar year, equals the year-to-date (“YTD”) amount shown in the table below (such quarterly amount being the “Profit Target” for that quarter).  However, such Profit Target will be reduced in each calendar quarter by an amount equal to the percent of [***] Profit shown below (such Profit to be calculated in the same manner as Settlement Profit) in that calendar quarter, if any, for Abbott’s RealTime [***] product or any JRB-approved variant thereof (“Modified Profit Target”).  It is understood that the Modified Profit Target cannot be less than zero.

(b)                                 During the calendar periods from January 2007 through March 2007, and April 2007 through June 2007, the Modified Profit Target will equal 50% of the sum of the quarterly Modified Profit Target for the period July 2006 through December 2006.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

	2006				2007
$ Thousands	Q1 YTD	Q2 YTD	Q3 YTD	Q4 YTD	Q1	Q2 YTD
Profit Target (cumulative)	$[***]	$[***]	$[***]	$[***]	[***]	[***]
[***] Profit (% deducted of actual)	[***]%	[***]% Q1 [***]% Q2	[***]% Q1 [***]% Q2 [***]% Q3	[***]% Q1 [***]% Q2 [***]% Q3 [***]% Q4	[***]	[***]
Modified Profit Target	$[***] less [***] Profit	$[***] less less [***] Profit	$[***] less [***] Profit	$[***] less [***] Profit	[***]% of Q4 2006 Modified Profit Target Less Q2 2006 Modified Profit Target	[***]% of Q4 2006 Modified Profit Target Less Q2 2006 Modified Profit Target

(c)                                  Any Revenues and Allowable Expenses attributable to Settlement Products recognized in a calendar year in excess of the Profit Target or the Modified Profit Target, as the case may be, for that calendar quarter will be treated in accordance with Articles 9.4 (a) and (b).

(d)                                 Any shortfall between the Profit Target or Modified Profit Target, as the case may be, and the Settlement Profit for calendar year 2006 and separately for the calendar period from January 2007 through June 2007, will not carryover into subsequent periods nor will Abbott be obligated, at the end of calendar year 2006 or June 2007, to pay Applera for such shortfall, if any.

2.                                       Settlement Profit.  “Settlement Profit” will be Revenue from the sale or distribution of Settlement Products by a Party to a Third Party that is recognized in a calendar quarter during the Settlement Period, less the sum of (a) Cost of Goods Sold of such Settlement Products recognized in that calendar year, (b) three percent (3%) of such Revenue in lieu of freight and distribution, and (c) fifteen percent (15%) of such Revenue in lieu of Marketing and Advertising Expenses and Selling and Promotional Expenses attributable to such Settlement Products.  For the purpose of calculating the settlement profit, Celera Diagnostics, LLC will classify costs related to field service support activities as COGS rather than Selling and Marketing Expenses.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

3.                                       At the expiration of the Settlement Period, the Parties will no longer follow the revised profit split described above, but rather will follow the profit split set forth in Articles 9.4 (a) and (b).

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.